UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 17

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2015

Date of reporting period:	10/31/2015

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL TOTAL RETURN BOND FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Total Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Total Return Bond Fund

Prudential Total Return Bond Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	1.38%	23.88%	77.37%	—
Class B	0.87	20.80	68.12	—
Class C	0.70	19.43	66.95	—
Class Q	1.84	N/A	N/A	28.29% (12/27/10)
Class R	1.21	22.41	N/A	54.73 (1/14/08)
Class Z	1.72	25.44	81.74	—
Barclays US Aggregate Bond Index	1.96	16.07	58.62	—
Lipper Core Plus Bond Funds Average	0.59	18.96	62.00	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.31%	3.53%	5.28%	—
Class B	–3.18	3.79	5.21	—
Class C	0.54	3.73	5.14	—
Class Q	2.76	N/A	N/A	5.30% (12/27/10)
Class R	2.12	4.24	N/A	5.79 (1/14/08)
Class Z	2.57	4.72	6.02	—
Barclays US Aggregate Bond Index	2.94	3.10	4.64	—
Lipper Core Plus Bond Funds Average	0.82	3.51	4.74	—

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–3.18%	3.42%	5.41%	—
Class B	–4.05	3.68	5.33	—
Class C	–0.29	3.61	5.26	—
Class Q	1.84	N/A	N/A	5.28% (12/27/10)
Class R	1.21	4.13	N/A	5.76 (1/14/08)
Class Z	1.72	4.64	6.16	—

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Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	1.38%	4.38%	5.90%	—
Class B	0.87	3.85	5.33	—
Class C	0.70	3.61	5.26	—
Class Q	1.84	N/A	N/A	5.28% (12/27/10)
Class R	1.21	4.13	N/A	5.76 (1/14/08)
Class Z	1.72	4.64	6.16	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Total Return Bond Fund (Class A shares) with a similar investment in the Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2005) and the account values at the end of the current fiscal year (October 31, 2015), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Funds returns would have been lower.

Prudential Total Return Bond Fund	3

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1% (.75% currently)	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Barclays US Aggregate Bond Index

The Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The cumulative total returns for the Index measured from the month-end closest to the inception dates for Class Q

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shares through 10/31/2015 are 18.02% and 40.17% for Class R shares. The average annual total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 are 3.55% and 4.45% for Class R shares.

Lipper Core Plus Bond Funds Average

The Lipper Core Plus Bond Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Core Plus Bond Funds category for the periods noted. Funds in the Lipper Average invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to 10 years. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 10/31/2015 are 20.71% and 44.27% for Class R shares. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 9/30/15 are 3.89% and 4.73% for Class R shares.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Distributions and Yields as of 10/31/15
	Total Distributions Paid for 12 Months	SEC 30-Day Subsidized Yield*	SEC 30-Day Unsubsidized Yield**
Class A	$0.43	2.29%	2.22%
Class B	0.35	1.90	1.58
Class C	0.32	1.65	1.58
Class Q	0.48	2.78	2.72
Class R	0.39	2.15	1.82
Class Z	0.46	2.67	2.59

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Prudential Total Return Bond Fund	5

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 10/31/15
AAA	26.6%
AA	9.4
A	22.5
BBB	18.6
BB	12.0
B	4.8
CCC	0.1
D	0.0
Not Rated	4.0
Cash/Cash Equivalents	2.0
Total Investments	100.0%

Source: Prudential Investment Management, Inc. (PIM)

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Total Return Bond Fund’s Class A shares returned 1.38% for the 12 months ended October 31, 2015, underperforming the 1.96% gain of the Barclays US Aggregate Bond Index (the Index) but outperforming the 0.59% return of the Lipper Core Plus Bond Funds Average.

How did the US fixed income market perform?

The broad US fixed income market generated a positive return during the reporting period, with US Treasury securities generally outperforming spread sectors. Spread sectors are commercial mortgage-backed securities, corporate bonds, and other types of debt securities that provide extra yield (spread) over similar-duration US Treasury securities to compensate for the greater credit risk associated with investing in them.

•

In the closing months of 2014, the growing divergence between the monetary policies of the Federal Reserve (the Fed) and other global central banks, combined with mounting geopolitical risk in eastern Europe and the Middle East, contributed to a growing sense of unease, increasing risk aversion. Oil prices dropped steeply, raising concern about the health of the global economy. The value of the US dollar surged relative to most world currencies.

•

Investor sentiment improved in the first quarter of 2015, as many of the world’s central banks adopted more dovish stances. Some central banks put anticipated interest rate hikes on hold, while others unexpectedly cut rates—in some cases, dropping them into negative territory. Two of the biggest contributors to the waning sense of risk aversion were the European Central Bank (ECB), which announced a government bond purchase program, and the Fed, which in March pushed back expectations for potential rate hikes.

•

After solid first-quarter performance, the broad fixed income market retreated during the second quarter. Spread sectors were pressured by heavy supply, uncertainty about the timing of Fed action, falling commodity prices, and the resurgence of the Greek debt crisis, which raised questions about Greece’s continued membership in the European Union. The US economic expansion remained on track, although several temporary setbacks in the first quarter led some market participants to revise downward their full-year growth forecasts.

•

In the third quarter, the stresses that had been building ahead of a potential Fed rate hike drove widespread risk aversion. Some of the “risk off” moves were due to existing trends, such as the strengthening US dollar and falling commodity prices, but new issues emerged. The decision of Chinese authorities to devaluate the yuan in August aggravated the already-weak

Prudential Total Return Bond Fund	7

Strategy and Performance Overview (continued)

market environment, as investors wondered if China’s challenges would lead to a global economic slowdown and even more rapid depreciation of world currencies. In the US, the Fed said it would delay an interest rate hike partly because of global conditions.

•

Spread sectors generated mixed, though generally positive, results during October as China’s central bank announced additional easing measures and market participants contemplated the possibility of more easing by the ECB and the Bank of Japan. Meanwhile, the Fed signaled it might raise interest rates during December.

Which strategies helped the Fund’s performance?

Prudential Fixed Income manages the Fund, which benefited from effective management of duration as well as favorable security selection within a number of sectors. The Fund’s sector allocation strategy and yield curve positioning detracted from relative returns. The portfolio management team leverages the resources of Prudential Fixed Income’s specialized sector teams to determine the best relative value opportunities for a given market environment. It then implements overweight exposures to what it believes to be its best ideas, while maintaining underweight exposures in sectors that offer less-compelling risk/reward potential.

•

During the reporting period, the Fund benefited from the management of duration. Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The longer the duration, the greater the potential risk or reward when interest rates move. The Fund had a long duration bias for most of the period, allowing it to benefit from falling US and global interest rates. More specifically, during the reporting period, the Fund’s active long duration positioning ranged from +0.4 to +1.0 years, ending the period near the shorter end of that range at +0.55 years. A portion of the Fund’s duration was derived from outside the US.

•	Security selection among high yield corporate bonds, non-agency mortgage-backed securities, bank loans, investment-grade corporate bonds, and collateralized loan obligations added to performance.

•	The Fund’s underweight position in agency mortgage-backed securities also contributed positively during the period.

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Which strategies detracted from the Fund’s performance?

•

Sector allocations detracted from performance. As spread sectors generally underperformed during the period, the Fund’s allocations to investment-grade corporate bonds, emerging markets debt, and high yield corporate bonds hurt returns.

•	Security selection among US Treasuries and emerging markets debt hampered performance, as did the Fund’s positioning in interest rate swaps.

•

Also detracting was the Fund’s yield curve positioning. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. They are created by plotting the yields of different maturities for the same type of bonds. The Fund’s yield curve flattening positioning was a large detractor from performance particularly during the second quarter of 2015, as the curve steepened during that period. However, as the curve flattened later in the year, the negative impact from the second quarter was partially affected.

Did the Fund use derivatives and how did they affect performance?

•

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures and swaps to help manage US and global duration and yield curve exposure. These positions detracted from performance. In addition, the Fund traded foreign exchange derivatives, which added modestly to Fund returns.

Prudential Total Return Bond Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Total Return Bond Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$991.10	0.87%	$4.37
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

Class B	Actual	$1,000.00	$987.90	1.37%	$6.86
	Hypothetical	$1,000.00	$1,018.30	1.37%	$6.97

Class C	Actual	$1,000.00	$987.30	1.62%	$8.11
	Hypothetical	$1,000.00	$1,017.04	1.62%	$8.24

Class Q	Actual	$1,000.00	$993.20	0.46%	$2.31
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

Class R	Actual	$1,000.00	$990.00	1.12%	$5.62
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

Class Z	Actual	$1,000.00	$992.40	0.62%	$3.11
	Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Total Return Bond Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.88%	0.84%
B	1.62	1.34
C	1.62	1.59
Q	0.49	0.46
R	1.37	1.09
Z	0.62	0.59

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 97.1%

ASSET-BACKED SECURITIES 25.9%

Collateralized Loan Obligations 13.9%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.497%(a)	04/20/25	22,550	$22,251,149
AIMCO CLO (Cayman Islands), Series 2014-AA, Class A, 144A	1.857(a)	07/20/26	7,900	7,839,491
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A	1.511(a)	07/13/25	6,100	6,016,488
Series 2014-3A, Class A1, 144A	1.823(a)	04/28/26	13,800	13,686,311
Series 2014-3A, Class A2A, 144A	2.673(a)	04/28/26	4,100	4,080,857
Series 2014-5A, Class A, 144A	1.921(a)	10/15/26	44,250	43,980,221
Ares CLO Ltd. (Cayman Islands), Series 2012-2A, Class B1R, 144A	2.171(a)	10/12/23	20,000	19,889,418
Ares XXVI CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.421(a)	04/15/25	5,300	5,228,237
Ares XXVII CLO Ltd. (Cayman Islands), Series 2013-2A, Class A2R, 144A	1.673(a)	07/28/25	10,000	9,952,316
Ares XXXI CLO Ltd. (Cayman Islands), Series 2014-31A, Class A1, 144A	1.765(a)	08/28/25	8,000	7,938,397
Arrowpoint CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A, 144A	1.871(a)	10/15/26	9,250	9,173,267
Series 2015-4A, Class A, 144A	1.865(a)	04/18/27	59,200	58,502,263
Series 2015-4A, Class B, 144A	2.745(a)	04/18/27	21,250	21,236,976
Atlas Senior Loan Fund IV Ltd. (Cayman Islands), Series 2013-2A, Class A1L, 144A	1.821(a)	02/17/26	32,750	32,487,876
Atlas Senior Loan Fund VI Ltd. (Cayman Islands),
Series 2014-6A, Class A, 144A	1.861(a)	10/15/26	16,300	16,169,884
Series 2014-6A, Class B, 144A	2.689(a)	10/15/26	2,750	2,736,767
Atrium X (Cayman Islands), Series 10A, Class A, 144A	1.437(a)	07/16/25	49,000	48,361,525
Avery Point VI CLO Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	1.830(a)	08/05/27	29,500	29,242,533
Babson CLO Ltd. (Cayman Islands), Series 2013-IA, Class A, 144A	1.417(a)	04/20/25	13,991	13,751,022
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.720(a)	10/22/25	3,500	3,471,210
Battalion CLO V Ltd. (Cayman Islands),
Series 2014-5A, Class A1, 144A	1.815(a)	04/17/26	8,450	8,380,841
Series 2014-5A, Class A2A, 144A	2.465(a)	04/17/26	500	496,267
Series 2014-5A, Class A2B, 144A	4.410	04/17/26	1,000	983,618

See Notes to Financial Statements.

Prudential Total Return Bond Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Battalion CLO VI Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	1.765%(a)	10/17/26	19,250	$19,030,773
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.915(a)	10/17/26	22,250	22,112,488
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	1.845(a)	04/18/27	35,500	35,280,777
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.521(a)	07/15/24	16,300	16,054,827
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class A, 144A	1.887(a)	10/20/26	13,000	12,915,881
Blue Hill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.801(a)	01/15/26	4,300	4,280,931
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A	1.465(a)	04/17/25	15,600	15,381,700
Series 2013-1A, Class B1, 144A	2.065(a)	04/17/25	13,500	13,307,859
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1A, 144A	1.783(a)	07/27/26	14,750	14,646,700
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A	1.867(a)	04/20/26	14,300	14,199,627
Series 2014-2A, Class A1, 144A	1.825(a)	10/18/26	16,750	16,581,649
Series 2015-1A, Class A, 144A	1.870(a)	04/22/27	76,250	75,341,618
Cavalry CLO II (Cayman Islands), Series 2A, Class A, 144A	1.665(a)	01/17/24	10,000	9,873,244
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.583(a)	04/25/19	1,613	1,599,315
CIFC Funding Ltd. (Cayman Islands), Series 2012-1AR, Class A1R, 144A	1.459(a)	08/14/24	1,700	1,704,172
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.771(a)	07/15/26	10,250	10,046,457
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.715(a)	01/17/26	11,000	10,865,562
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.791(a)	10/15/26	16,750	16,573,979
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	1.754(a)	05/05/27	73,000	72,305,295

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.280%	01/25/27	20,000	$19,829,654
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.861(a)	04/15/27	25,000	24,852,835
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A	1.782(a)	07/20/27	15,000	14,864,781
KVK CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A	1.911(a)	05/15/26	6,700	6,659,080
Series 2014-1A, Class A2, 144A	3.670	05/15/26	2,000	1,989,300
Series 2014-1A, Class B, 144A	2.571(a)	05/15/26	6,000	5,925,934
Series 2014-2A, Class A, 144A	1.871(a)	07/15/26	10,250	10,168,705
Series 2015-1A, Class A, 144A	1.861(a)	05/20/27	20,500	20,282,761
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	1.817(a)	04/18/26	5,250	5,206,428
Madison Park Funding IX Ltd. (Cayman Islands), Series 2012-9AR, Class B1R, 144A	2.191(a)	08/15/22	10,500	10,395,160
Madison Park Funding X Ltd. (Cayman Islands), Series 2012-10A, Class A1A, 144A	1.687(a)	01/20/25	58,500	58,279,648
Magnetite IX Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.740(a)	07/25/26	1,600	1,580,596
Magnetite VIII Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.801(a)	04/15/26	28,100	27,846,763
Magnetite XI Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A	1.767(a)	01/18/27	10,750	10,620,982
Mountain View CLO Ltd. (Cayman Islands),
Series 2014-1A, Class B, 144A	2.731(a)	10/15/26	2,000	1,971,942
Series 2015-9A, Class A1A, 144A	1.739(a)	07/15/27	43,600	42,717,566
Neuberger Berman CLO XII Ltd. (Cayman Islands), Series 2012-12AR, Class BR, 144A	2.420(a)	07/25/23	6,250	6,235,853
Neuberger Berman CLO XVI Ltd. (Cayman Islands), Series 2014-16A, Class A1, 144A	1.791(a)	04/15/26	11,500	11,393,243
NZCG Funding Ltd. (Cayman Islands), Series 2015-2A, Class A2, 144A	2.670(a)	04/27/27	19,500	19,330,071
Ocean Trails CLO IV (Cayman Islands), Series 2013-4A, Class A, 144A	1.614(a)	08/13/25	13,500	13,273,932
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.470(a)	07/22/25	2,800	2,765,888

See Notes to Financial Statements.

Prudential Total Return Bond Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1, 144A	1.781%(a)	05/21/27	63,800	$62,893,989
Series 2015-2A, Class A1A, 144A	1.786(a)	07/20/27	10,000	9,978,972
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	1.583(a)	02/20/25	4,750	4,677,405
Regatta III Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A	1.841(a)	04/15/26	16,700	16,618,910
Series 2014-1A, Class A2, 144A	2.421(a)	04/15/26	3,350	3,319,775
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class A2, 144A	1.825(a)	07/25/26	11,750	11,656,229
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.880(a)	10/25/26	21,000	20,841,469
Seneca Park CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A, 144A	1.795(a)	07/17/26	3,300	3,280,117
Series 2014-1A, Class B2, 144A	4.350	07/17/26	2,500	2,518,041
Shackleton II CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1, 144A	1.705(a)	10/20/23	17,000	16,957,026
Shackleton III CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440	04/15/25	4,900	4,774,689
Shackleton VI CLO (Cayman Islands), Series 2014-6A, Class A1, 144A	1.795(a)	07/17/26	56,950	56,605,236
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371(a)	04/15/25	17,850	17,518,749
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.771(a)	10/15/26	11,750	11,504,819
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.771(a)	05/15/26	47,325	46,413,880
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.971(a)	08/17/22	2,000	2,004,535
Sound Point CLO I Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.017(a)	10/20/23	4,350	4,350,492
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.647(a)	10/20/26	10,500	10,310,289
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2014-1A, Class B2, 144A	4.730	04/18/26	5,700	5,604,324
Series 2014-3A, Class A, 144A	1.940(a)	01/22/27	51,500	51,075,722
Series 2015-1A, Class A, 144A	1.817(a)	07/20/27	30,000	29,768,877

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.441%(a)	07/15/25	38,165	$37,665,962
Vibrant CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	1.947(a)	04/20/26	77,250	76,627,156
Voya CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A	1.461(a)	04/15/24	10,050	9,930,361
Series 2013-2A, Class A1, 144A	1.470(a)	04/25/25	3,250	3,211,851
Washington Mill CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A	1.817(a)	04/20/26	11,550	11,452,736
Series 2014-1A, Class B2, 144A	4.250	04/20/26	3,500	3,453,367

				1,619,165,888

Non-Residential Mortgage-Backed Securities 2.1%
Ally Auto Receivables Trust, Series 2014-1, Class A2	0.480	02/15/17	610	609,525
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250	09/25/19	81	82,578
American Express Credit Account Master Trust, Series 2013-1, Class B	0.896(a)	02/16/21	2,000	2,010,456
American Home Mortgage Investment Trust, Series 2004-4, Class 4A	2.535(a)	02/25/45	114	114,045
Avis Budget Rental Car Funding AESOP LLC, Class 2015-2A, Class A, 144A	2.630	12/20/21	15,500	15,546,119
Banc of America Funding Ltd., Series 2012-R5, Class A, 144A	0.453(a)	10/03/39	522	519,095
Banc of America Funding Trust,
Series 2005-D, Class A1	2.725(a)	05/25/35	159	162,346
Series 2006-I, Class 4A1	3.023(a)	10/20/46	71	53,565
Series 2014-R5, Class 1A1, 144A	2.027(a)	09/26/45	7,175	7,087,783
Banc of America Mortgage Trust,
Series 2004-2, Class 5A1	6.500	10/25/31	4	4,329
Series 2004-E, Class 2A6	2.858(a)	06/25/34	932	929,393
Series 2005-B, Class 2A1	2.670(a)	03/25/35	1,035	954,723
Series 2005-B, Class 2A2	2.670(a)	03/25/35	35	32,364
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-4, Class 3A1	2.701(a)	08/25/35	632	545,209
Series 2007-3, Class 1A1	2.778(a)	05/25/47	711	633,914
Bear Stearns ALT-A Trust,
Series 2005-4, Class 23A1	2.584(a)	05/25/35	311	299,968
Series 2005-4, Class 23A2	2.584(a)	05/25/35	104	102,125

See Notes to Financial Statements.

Prudential Total Return Bond Fund	17

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Non-Residential Mortgage-Backed Securities (cont’d.)
Bear Stearns ARM Trust, Series 2002-11, Class 1A1	2.425%(a)	02/25/33	6		$6,321
CHL Mortgage Pass-Through Trust,
Series 2005-29, Class A1	5.750	12/25/35	1,580		1,475,728
Series 2005-HYB9, Class 3A2A	2.593(a)	02/20/36	69		63,871
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1	1.598(a)	07/25/44	248		253,520
Series T-63, Class 1A1	1.398(a)	02/25/45	25		26,212
GE Business Loan Trust, Series 2006-1A, Class D, 144A	1.196(a)	05/15/34	50		41,036
Hertz Vehical Financing LLC, Series 2015-1A, Class A, 144A	2.730	03/25/21	42,400		42,421,200
IndyMac ARM Trust, Series 2001-H2, Class A1	1.842(a)	01/25/32	3		2,571
JPMorgan Resecuritization Trust,
Series 2015-1, Class 6A1, 144A	0.474(a)	12/27/45	8,763		8,274,942
Series 2015-2, Class 2A1, 144A	2.193(a)	08/26/46	21,648		21,269,203
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A, 144A	3.540	10/20/32	832		850,268
MASTR Alternative Loan Trust,
Series 2004-2, Class 4A1	5.000	02/25/19	27		28,044
Series 2004-4, Class 4A1	5.000	04/25/19	63		63,878
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570	07/18/25	40,120		40,015,688
Prime Mortgage Trust,
Series 2004-CL1, Class 1A2	0.597(a)	02/25/34	31		28,656
Series 2004-CL1, Class 2A2	0.597(a)	02/25/19	—	(b)	155
Regal Trust IV, Series 1999-1, Class A, 144A	2.159(a)	09/29/31	124		114,249
Residental Accredit Loans, Inc., Series 2006-QA1, Class A21	3.786(a)	01/25/36	1,350		1,090,595
RFMSI Trust, Series 2003-S9, Class A1	6.500	03/25/32	20		20,960
Small Business Administration Participation Certificates,
Series 2001-20A, Class 1	6.290	01/01/21	56		60,459
Series 2003-20I, Class 1	5.130	09/01/23	36		39,481
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A	3.160	11/15/24	44,025		44,354,179
Series 2015-AA, Class B, 144A	3.620	11/15/24	3,250		3,251,797
Series 2015-AA, Class C, 144A	5.040	11/15/24	6,000		6,115,635

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Non-Residential Mortgage-Backed Securities (cont’d.)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.584%(a)	02/25/34	320	$318,331
Structured Asset Mortgage Investments Trust, Series 2002-AR3, Class A1	0.857(a)	09/19/32	33	32,559
Treman Park CLO LLC (Cayman Islands), Series 2015-1A, Class A, 144A	1.817(a)	04/20/27	48,250	47,961,248
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A	2.182(a)	02/25/33	2	1,451
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR4, Class 2A2	2.641(a)	04/25/35	655	658,581
Series 2006-AR2, Class 2A1	2.652(a)	03/25/36	234	233,256
Series 2006-AR10, Class 1A1	2.698(a)	07/25/36	421	414,577

				249,176,188

Residential Mortgage-Backed Securities 9.9%
Aames Mortgage Investment Trust, Series 2005-2, Class M4	1.142(a)	07/25/35	4,091	3,936,924
ABFC Trust,
Series 2003-OPT1, Class A1	0.837(a)	04/25/33	6,761	6,465,256
Series 2003-WMC1, Class M1	1.172(a)	06/25/33	255	244,474
Series 2004-OPT1, Class M1	1.247(a)	08/25/33	456	432,028
Series 2004-OPT5, Class A4	1.447(a)	06/25/34	2,380	2,222,319
Series 2005-AQ1, Class A4	4.937	06/25/35	2,725	2,795,046
Series 2005-HE2, Class M2	0.947(a)	06/25/35	1,462	1,445,284
Accredited Mortgage Loan Trust, Series 2004-4, Class A2D	0.897(a)	01/25/35	410	399,853
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-HE1, Class M1	1.172(a)	11/25/33	978	912,151
Series 2003-OP1, Class M1	1.247(a)	12/25/33	1,222	1,154,785
Series 2004-FM1, Class M1	1.097(a)	09/25/33	324	304,063
Series 2004-OP1, Class M1	0.977(a)	04/25/34	7,307	6,924,941
Aegis Asset-Backed Securities Trust, Series 2005-3, Class M1	0.667(a)	08/25/35	724	717,990
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates,
Series 2004-1, Class M1	1.217(a)	04/25/34	1,225	1,147,971
Series 2004-2, Class A3	1.157(a)	06/25/34	285	283,283

See Notes to Financial Statements.

Prudential Total Return Bond Fund	19

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Aire Valley Mortgages PLC (United Kingdom), Series 2004-1X, Class 3A2, RegS	0.383%(a)	09/20/66	EUR	6,236	$6,534,428
Ameriquest Mortgage Securities, Inc., Series 2001-2, Class M3	3.122(a)	10/25/31		95	92,281
Ameriquest Mortgage Securities, Inc. Asset-Backed,
Series 2003-10, Class AV1	0.957(a)	12/25/33		1,502	1,460,594
Series 2003-10, Class AV2	0.897(a)	11/25/33		74	65,406
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2003-1, Class M1	1.547(a)	02/25/33		717	677,979
Series 2003-5, Class A6	4.223	04/25/33		5,504	5,592,710
Series 2003-11, Class AV2	0.937(a)	12/25/33		1,808	1,750,382
Series 2004-R2, Class A1A	0.887(a)	04/25/34		3,685	3,625,131
Series 2004-R8, Class M1	1.157(a)	09/25/34		3,563	3,550,435
Series 2005-R11, Class A2D	0.527(a)	01/25/36		186	182,314
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A3	1.197(a)	11/25/32		422	408,361
Argent Securities, Inc.,
Series 2003-W2, Class M4	3.235(a)	09/25/33		600	555,643
Series 2003-W7, Class M1	1.232(a)	03/25/34		734	718,320
Series 2003-W10, Class M1	1.277(a)	01/25/34		1,782	1,648,046
Series 2003-W10, Class M2	2.672(a)	01/25/34		162	138,967
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-W2, Class AF	4.403	04/25/34		555	560,097
Series 2004-W6, Class M1	1.022(a)	05/25/34		469	446,884
Series 2005-W2, Class A2C	0.557(a)	10/25/35		2,239	2,115,293
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE3, Class M1	1.441(a)	06/15/33		1,549	1,477,892
Series 2003-HE4, Class M1	1.441(a)	08/15/33		1,832	1,737,758
Series 2003-HE5, Class M1	1.321(a)	09/15/33		2,792	2,696,789
Series 2004-HE1, Class M1	1.246(a)	01/15/34		4,675	4,332,499
Series 2004-HE3, Class M1	1.007(a)	06/25/34		9,227	8,633,341
Series 2004-HE5, Class M1	1.097(a)	08/25/34		3,132	3,025,790
Series 2004-HE9, Class M1	1.172(a)	12/25/34		2,941	2,734,551
Series 2005-HE6, Class M2	0.707(a)	07/25/35		564	559,425

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Banc of America Funding Corp.,
Series 2015-R3, Class 1A1, 144A	0.387%(a)	03/27/36	28,977	$27,421,288
Series 2015-R3, Class 2A1, 144A	0.327(a)	02/27/37	36,892	34,637,450
Series 2015-R3, Class 6A1, 144A	0.364(a)	05/28/36	39,582	37,441,176
Series 2015-R4, Class 4A1, 144A	3.500(a)	01/01/30	18,387	18,385,661
Banc of America Funding Trust,
Series 2014-R2, Class 2A1, 144A	0.404(a)	05/26/37	3,866	3,612,332
Series 2015-R2, Class 5A1, 144A	0.359(a)	09/29/36	26,926	25,357,970
Bear Stearns Asset-Backed Securities I Trust,
Series 2001-HE8, Class M1	1.172(a)	09/25/34	570	490,182
Series 2004-FR2, Class M2	1.217(a)	06/25/34	4,100	3,712,015
Series 2004-HE7, Class M1	1.097(a)	08/25/34	4,383	4,127,224
Series 2004-HE11, Class M2	1.772(a)	12/25/34	8,474	8,351,224
Series 2005-HE5, Class M2	1.232(a)	06/25/35	7,777	7,555,705
Series 2007-HE3, Class 1A2	0.397(a)	04/25/37	409	400,058
Bear Stearns Asset-Backed Securities Trust,
Series 2002-2, Class A2	1.397(a)	10/25/32	100	94,622
Series 2004-HE2, Class M1	1.097(a)	03/25/34	2,071	1,977,216
Series 2004-HE3, Class M2	1.922(a)	04/25/34	849	776,255
Series 2004-HE5, Class M1	1.052(a)	07/25/34	2,777	2,645,204
CDC Mortgage Capital Trust, Series 2003-HE4, Class M1	1.172(a)	03/25/34	2,365	2,236,137
Citigroup Mortgage Loan Trust,
Series 2006-HE1, Class M1	0.527(a)	01/25/36	460	452,046
Series 2015-5, Class 2A1, 144A	0.384(a)	11/25/36	15,051	13,790,509
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates, Series 2005-OPT3, Class M2	0.647(a)	05/25/35	3,596	3,545,968
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH1, Class M2	0.567(a)	01/25/36	1,850	1,712,844
Countrywide Asset-Backed Certificates,
Series 2003-BC5, Class 2A2	0.897(a)	12/25/33	779	741,830
Series 2004-3, Class 1A	0.617(a)	08/25/34	13,599	12,480,816
Series 2004-6, Class 1A1	0.737(a)	12/25/34	3,507	3,320,615
Series 2004-12, Class AF5	5.249	04/25/35	1,660	1,674,324
Series 2004-BC1, Class M1	0.947(a)	02/25/34	1,780	1,701,513
Series 2004-BC4, Class M1	1.247(a)	11/25/34	3,947	3,740,588
Series 2006-26, Class 2A3	0.367(a)	06/25/37	1,905	1,793,494

See Notes to Financial Statements.

Prudential Total Return Bond Fund	21

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2	2.447%(a)	08/25/32		15	$13,071
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB8, Class M1	0.992(a)	12/25/35		4,588	4,303,634
CWABS, Inc. Asset-Backed Certificates Trust,
Series 2004-5, Class 3A	0.657(a)	09/25/34		1,156	1,136,154
Series 2004-6, Class 2A4	1.097(a)	11/25/34		1,033	999,239
Series 2004-6, Class 2A5	0.977(a)	11/25/34		1,144	1,105,568
Encore Credit Receivables Trust,
Series 2005-1, Class M1	0.857(a)	07/25/35		5,862	5,599,276
Series 2005-3, Class M3	0.707(a)	10/25/35		10,000	9,200,967
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.911	07/25/34		128	120,904
Fannie Mae Connecticut Avenue Securities,
Series 2014-C04, Class 1M1	2.147(a)	11/25/24		6,146	6,179,256
Series 2015-C01, Class 1M1	1.697(a)	02/25/25		8,320	8,339,545
Fannie Mae REMICS,
Series 2000-32, Class FM	0.647(a)	10/18/30		2	1,773
Series 2001-29, Class Z	6.500	07/25/31		65	74,864
FBR Securitization Trust, Series 2005-2, Class M1	0.917(a)	09/25/35		1,112	1,102,263
FFMLT Trust, Series 2005-FF2, Class M4	1.082(a)	03/25/35		1,857	1,709,298
Finance America Mortgage Loan Trust, Series 2004-2, Class M1	1.022(a)	08/25/34		2,997	2,781,123
First Franklin Mortgage Loan Trust, Series 2005-FF3, Class M3	0.917(a)	04/25/35		4,500	4,374,067
Freddie Mac REMICS,
Series 1628, Class LZ	6.500	12/15/23		36	39,817
Series 1935, Class JZ	7.000	02/15/27		142	160,020
Series 2241, Class PH	7.500	07/15/30		75	86,694
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3	3.497(a)	10/25/27		14,322	13,558,759
Fremont Home Loan Trust,
Series 2003-B, Class M1	1.247(a)	12/25/33		4,291	4,090,236
Series 2004-2, Class M1	1.052(a)	07/25/34		1,837	1,652,765
Series 2004-C, Class M1	1.172(a)	08/25/34		2,810	2,622,546
Granite Master Issuer PLC (United Kingdom),
Series 2005-1, Class A5, RegS	0.064(a)	12/20/54	EUR	2,787	3,055,462
Series 2005-4, Class A5, RegS	0.084(a)	12/20/54	EUR	3,943	4,322,995

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Granite Master Issuer PLC (United Kingdom), (Continued)
Series 2006-2, Class A5, RegS	0.084%(a)	12/20/54	EUR	1,475	$1,617,323
Series 2006-3, Class A3	0.274(a)	12/20/54		2,270	2,256,753
Series 2006-3, Class A5, RegS	0.104(a)	12/20/54	EUR	2,742	3,006,350
Series 2007-1, Class 2A1	0.334(a)	12/20/54		2,537	2,523,108
Series 2007-1, Class 3A2, RegS	0.084(a)	12/20/54	EUR	1,773	1,944,559
Series 2007-1, Class 3B1, RegS	0.224(a)	12/20/54	EUR	16,300	17,769,882
Series 2007-2, Class 3A2, RegS	0.086(a)	12/17/54	EUR	2,333	2,557,999
Series 2007-2, Class 3B2, RegS	0.206(a)	12/17/54	EUR	14,733	16,032,364
Series 2007-2, Class 4A1	0.287(a)	12/17/54		5,942	5,908,536
GSAA Trust, Series 2006-7, Class AF2	5.995(a)	03/25/46		1,395	1,030,892
GSAMP Trust,
Series 2004-FM1, Class M1	1.172(a)	11/25/33		800	774,296
Series 2004-FM2, Class M1	0.947(a)	01/25/34		1,995	1,908,852
Series 2004-HE2, Class M1	1.172(a)	09/25/34		2,821	2,604,644
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1A1, 144A	0.334(a)	01/26/37		21,138	20,237,002
Series 2015-3R, Class 1A2, 144A	0.334(a)	01/26/37		6,300	4,973,258
Series 2015-3R, Class 2A1, 144A	0.334(a)	10/26/36		22,746	21,373,090
Series 2015-3R, Class 2A2, 144A	0.334(a)	10/26/36		5,200	3,702,272
Home Equity Asset Trust,
Series 2002-4, Class M1	1.697(a)	03/25/33		3,879	3,747,307
Series 2003-3, Class M1	1.487(a)	08/25/33		1,814	1,725,397
Series 2003-5, Class M1	1.247(a)	12/25/33		187	177,860
Series 2003-6, Class M1	1.247(a)	02/25/34		3,528	3,332,234
Series 2004-2, Class M1	0.992(a)	07/25/34		2,668	2,501,089
Series 2004-7, Class M1	1.127(a)	01/25/35		1,144	1,082,485
HSBC Home Equity Loan Trust U.S.A.,
Series 2006-3, Class M1	0.454(a)	03/20/36		8,000	7,837,030
Series 2006-4, Class A4	0.424(a)	03/20/36		660	656,012
Series 2006-4, Class M1	0.454(a)	03/20/36		7,600	7,454,990
Series 2007-2, Class A4	0.494(a)	07/20/36		1,285	1,276,647
Series 2007-2, Class M1	0.504(a)	07/20/36		3,210	3,088,812
Series 2007-2, Class M2	0.564(a)	07/20/36		710	670,915
Series 2007-3, Class A4	1.694(a)	11/20/36		970	971,213
IndyMac Residential Asset-Backed Trust, Series 2005-A, Class M3	0.747(a)	03/25/35		1,750	1,729,646

See Notes to Financial Statements.

Prudential Total Return Bond Fund	23

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
JPMorgan Alternative Loan Trust, Series 2006-A1, Class 4A1	2.621%(a)	03/25/36	319	$252,526
JPMorgan Mortgage Acquisition Corp., Series 2005-WMC1, Class M2	0.857(a)	09/25/35	1,604	1,477,614
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M1	0.947(a)	02/25/34	1,377	1,310,055
Series 2004-2, Class M1	0.992(a)	06/25/34	474	457,284
Series 2004-4, Class 1A1	0.757(a)	10/25/34	14	12,994
LSTAR Securities Investment Trust,
Series 2014-1, Class NOTE, 144A	3.293(a)	09/01/21	35,388	35,557,252
Series 2014-2, Class A, 144A	2.193(a)	12/01/21	15,824	15,756,500
Series 2015-1, Class A, 144A	2.193(a)	01/01/20	33,698	33,351,776
Series 2015-3, Class A, 144A	2.193(a)	03/01/20	29,354	29,153,169
Series 2015-4, Class A1, 144A	2.193(a)	04/01/20	7,028	6,901,141
Series 2015-5, Class A1, 144A	2.193(a)	04/01/20	14,446	14,401,254
Series 2015-6, Class A, 144A	2.193(a)	05/01/20	62,823	62,323,140
Series 2015-7, Class A, 144A	2.193(a)	07/01/20	42,868	42,361,104
Series 2015-8, Class A1, 144A	2.193(a)	08/01/20	69,463	68,669,836
Series 2015-9, Class A1, 144A	2.193(a)	10/01/20	21,082	20,786,852
Series 2015-9, Class A2, 144A	3.693(a)	10/01/20	25,000	24,234,575
MASTR Asset-Backed Securities Trust,
Series 2003-OPT1, Class M2	2.972(a)	12/25/32	2,704	2,712,199
Series 2004-HE1, Class M2	1.292(a)	09/25/34	1,646	1,635,057
Series 2004-WMC1, Class M1	0.977(a)	02/25/34	951	903,717
Series 2004-WMC3, Class M1	1.022(a)	10/25/34	5,691	5,368,062
Series 2005-NC1, Class M1	0.917(a)	12/25/34	2,208	2,013,068
Merrill Lynch Mortgage Investors Trust,
Series 2002-HE1, Class A1	1.197(a)	08/25/32	4,314	4,165,138
Series 2003-OPT1, Class A3	0.917(a)	07/25/34	807	777,617
Series 2004-OPT1, Class A1A	0.717(a)	06/25/35	1,126	1,080,046
Series 2004-OPT1, Class A2A	0.917(a)	06/25/35	1,023	930,980
Series 2004-WMC3, Class M2	2.042(a)	01/25/35	4,189	4,108,249
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE1, Class M1	1.397(a)	05/25/33	1,332	1,249,484
Series 2003-NC5, Class M1	1.472(a)	04/25/33	149	147,447
Series 2004-HE3, Class M1	1.052(a)	03/25/34	856	810,570
Series 2004-HE4, Class M1	1.097(a)	05/25/34	9,532	9,054,748
Series 2004-HE5, Class M1	1.142(a)	06/25/34	412	387,751
Series 2004-HE8, Class A7	1.257(a)	09/25/34	663	608,186

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Morgan Stanley ABS Capital I, Inc. Trust, (Continued)
Series 2004-NC1, Class M1	1.247%(a)	12/27/33	1,122	$1,082,560
Series 2004-NC6, Class M1	1.097(a)	07/25/34	5,283	4,990,003
Series 2004-OP1, Class M1	1.067(a)	11/25/34	1,650	1,508,986
Series 2004-WMC1, Class M1	1.127(a)	06/25/34	829	801,454
Series 2004-WMC2, Class M1	1.112(a)	07/25/34	660	628,899
Series 2004-WMC3, Class M2	0.992(a)	01/25/35	4,907	4,466,833
Series 2005-NC1, Class A2C	0.957(a)	01/25/35	2,930	2,887,252
Series 2005-NC2, Class M3	0.872(a)	03/25/35	3,000	2,875,844
New Century Home Equity Loan Trust,
Series 2003-4, Class M1	1.322(a)	10/25/33	1,278	1,228,419
Series 2004-1, Class M1	1.082(a)	05/25/34	913	834,173
Series 2004-4, Class M1	0.962(a)	02/25/35	1,290	1,199,182
Nomura Resecuritization Trust, Series 2015-5R, Class 5A1, 144A	0.334(a)	07/26/36	17,697	16,556,181
Opteum Mortgage Acceptance Corp. Trust, Series 2006-1, Class 1A1B	0.387(a)	04/25/36	455	463,393
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2003-3, Class A2	0.797(a)	06/25/33	1,362	1,269,304
Option One Mortgage Loan Trust, Series 2004-1, Class M1	1.097(a)	01/25/34	3,072	2,860,804
Ownit Mortgage Loan Trust, Series 2005-2, Class M4	1.127(a)	03/25/36	1,287	1,264,875
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WHQ2, Class M2	1.142(a)	02/25/35	916	913,057
Series 2005-WLL1, Class M3	0.932(a)	03/25/35	13,319	12,336,310
Residential Asset Mortgage Products, Inc.,
Series 2003-RS11, Class AI6A	6.004	12/25/33	945	1,020,715
Series 2004-RS12, Class MII2	1.397(a)	12/25/34	30	30,048
Residential Asset Securities Corp., Series 2004-KS1, Class AI5	5.221	02/25/34	400	414,136
Salomon Brothers Mortgage Securities VII, Inc., Series 2002-CIT1, Class M2	1.997(a)	03/25/32	3,222	2,971,786
Saxon Asset Securities Trust,
Series 2002-3, Class M1	1.322(a)	12/25/32	51	48,064
Series 2005-3, Class M1	0.657(a)	11/25/35	702	691,875

See Notes to Financial Statements.

Prudential Total Return Bond Fund	25

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC2, Class M1	1.322%(a)	06/25/34	931	$901,477
Series 2003-BC4, Class M1	1.097(a)	11/25/34	619	574,043
Series 2004-BC1, Class M1	0.962(a)	02/25/35	1,362	1,250,301
Series 2004-BC2, Class A2	0.737(a)	05/25/35	390	336,476
Series 2004-BC2, Class M1	1.022(a)	05/25/35	2,051	1,913,884
Series 2004-BC3, Class M1	1.127(a)	07/25/35	3,643	3,475,660
Structured Asset Investment Loan Trust,
Series 2001-BNC1, Class A2	1.197(a)	09/25/34	1,758	1,696,034
Series 2003-BC10, Class A4	1.197(a)	10/25/33	1,848	1,776,472
Series 2003-BC7, Class 3A2	1.147(a)	07/25/33	1,261	1,167,476
Structured Asset Investment Loan Trust (Cayman Islands), Series 2003-BC8, Class 3A3	1.097(a)	08/25/33	467	442,809
Structured Asset Investment Loan Trust,
Series 2004-1, Class A3	0.997(a)	02/25/34	16,149	15,371,561
Series 2004-6, Class A3	0.997(a)	07/25/34	3,575	3,368,955
Series 2004-7, Class A8	1.397(a)	08/25/34	2,510	2,275,628
Series 2004-BNC1, Class A4	1.137(a)	09/25/34	1,787	1,724,595
Series 2005-7, Class M1	0.932(a)	08/25/35	8,000	7,690,781
Series 2006-2, Class A3	0.377(a)	04/25/36	5,903	5,262,059
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2002-1A, Class 4A	2.595(a)	02/25/32	8	7,596
Series 2002-14A, Class 2A1	2.345(a)	07/25/32	3	2,789
Series 2002-HF2, Class M3	3.197(a)	07/25/32	175	171,651
Series 2003-30, Class 2A1	5.070(a)	10/25/33	567	579,165
Series 2003-AM1, Class M1	1.547(a)	04/25/33	551	536,401
VOLT XXVII LLC, Series 2014-NPL7, Class A1, 144A	3.375	08/27/57	7,713	7,697,791
VOLT XXX LLC, Series 2015-NPL1, Class A1, 144A	3.625	10/25/57	32,831	32,777,101
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375	02/25/55	21,378	21,299,869
VOLT XXXIII LLC, Series 2015-NPL5, Class A1, 144A	3.500	03/25/55	20,461	20,281,858

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
VOLT XXXIV LLC, Series 2015-NPL7, Class A1, 144A	3.250%	02/25/55		31,925	$31,643,088

					1,152,516,127

TOTAL ASSET-BACKED SECURITIES (cost $3,019,622,827)					3,020,858,203

BANK LOANS(a) 2.3%

Airlines 0.1%
American Airlines, Inc.	3.250	06/29/20		6,000	5,955,000
American Airlines, Inc.	3.500	10/10/21		2,970	2,958,120
United Airlines, Inc.	3.250	04/01/19		658	654,423

					9,567,543

Automotive 0.1%
Chrysler Group LLC	3.250	12/31/18		3,980	3,962,884
Chrysler Group LLC	3.500	05/24/17		11,981	11,949,781

					15,912,665

Cable 0.2%
Cequel Communication LLC	3.500	02/14/19		3,409	3,368,621
Charter Communications Operating LLC	3.000	07/01/20		3,901	3,860,300
Charter Communications Operating LLC	3.000	01/03/21		1,985	1,963,151
CSC Holdings LLC	2.827	04/17/20		532	530,093
Intelsat Jackson Holdings SA (Luxembourg)	3.750	06/30/19		2,000	1,935,626
Quebecor Media, Inc.	3.250	08/17/20		9,221	8,912,776
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500	06/30/23		4,347	4,312,004

					24,882,571

Capital Goods 0.1%
ADS Waste Holdings, Inc.	3.750	10/09/19		1,412	1,392,525
Generac Power Systems, Inc.	3.500	05/31/20		9,512	9,369,143

					10,761,668

Chemicals 0.2%
Axalta Coating Systems US Holdings	3.750	02/01/20		14,338	14,286,551
CeramTec GmbH (Germany)	4.250	08/30/20	EUR	2,400	2,637,511

See Notes to Financial Statements.

Prudential Total Return Bond Fund	27

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Chemicals (cont’d.)
Macdermid, Inc.	4.500%	06/07/20		2,444	$2,358,219
OXEA Finance & CY SCA (Luxembourg)	4.500	01/15/20	EUR	2,614	2,751,962

					22,034,243

Consumer 0.2%
Advantage Sales & Marketing, Inc.	4.250	07/23/21		2,970	2,891,506
Bombardier Recreational Products, Inc.	3.750	01/30/19		4,150	4,142,588
Motor Fuel Group (United Kingdom)	6.000	07/15/22	GBP	10,000	15,107,603
Revlon Consumer Products Corp.	3.250	11/20/17		1,719	1,714,772
Spectrum Brands, Inc.	3.750	06/23/22		3,892	3,905,085

					27,761,554

Electric 0.1%
Calpine Construction Finance Co. LP	3.000	05/04/20		1,026	997,830
Calpine Corp.	4.000	10/09/19		3,959	3,960,284
NRG Energy, Inc.	2.750	07/01/18		1,463	1,419,539

					6,377,653

Energy - Refining 0.1%
Energy Transfer Equity LP	3.250	12/02/19		3,000	2,859,000
Western Refining, Inc.	4.250	11/12/20		4,950	4,846,507

					7,705,507

Foods 0.2%
ARAMARK Corp.	3.250	02/24/21		3,489	3,476,651
ARAMARK Services, Inc.	3.250	09/07/19		2,211	2,208,208
B.C. Unlimited Liability Co.	3.750	12/10/21		5,394	5,391,211
Pinnacle Foods Finance LLC	3.000	04/29/20		2,527	2,522,927
Supervalu, Inc.	4.500	03/21/19		5,943	5,931,107

					19,530,104

Gaming
CCM Merger, Inc.	4.500	08/06/21		2,368	2,363,125

Healthcare & Pharmaceutical 0.4%
Capsugel Holdings US, Inc.	3.500	08/01/18		2,886	2,872,709
Catalent Pharma Solutions, Inc.	4.250	05/20/21		1,330	1,327,293
CHS Community Health Systems, Inc.	3.575	12/31/18		6,541	6,510,829
Community Health Systems, Inc.	2.575	01/25/19		3,366	3,332,272

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Healthcare & Pharmaceutical (cont’d.)
Grifols Worldwide OPS Ltd.	3.326%	02/26/21		5,917	$5,898,299
Mallinckrodt International Finance (Luxembourg)	3.500	03/19/21		4,876	4,657,697
Ortho Clinical Diagnostics, Inc.	4.750	06/30/21		2,222	2,187,991
RPI Finance Trust (Luxembourg)	3.250	11/09/18		750	748,125
RPI Finance Trust (Luxembourg)	3.500	11/09/20		2,020	2,011,495
Valeant Pharmaceuticals International, Inc. (Canada)	2.440	10/20/18		1,155	1,077,331
Valeant Pharmaceuticals International, Inc. (Canada)	3.750	08/05/20		4,000	3,708,000
Valeant Pharmaceuticals International, Inc. (Canada)	4.000	04/01/22		6,965	6,457,551

					40,789,592

Lodging 0.1%
Hilton Worldwide Finance LLC	3.500	10/26/20		6,451	6,460,583

Machinery
Terex Corp.	3.500	08/13/21		5,469	5,454,433

Media & Entertainment
CBS Outdoor Americas CAP LLC	3.000	02/01/21		1,875	1,864,063
Entravision Communications Corp.	3.500	05/29/20		900	885,750
Tribune Media Co.	3.750	12/28/20		3,000	2,992,500

					5,742,313

Packaging
Berry Plastics Group, Inc.	3.750	01/06/21		908	907,105

Retailers 0.1%
Douglas Holding AG (Germany)	6.000	08/13/22	EUR	6,000	6,625,738

Technology 0.3%
Avago Technologies Finance PTE Ltd. (Luxembourg)	3.750	05/06/21		2,941	2,939,096
BMC Software Finance, Inc.	5.000	09/10/20		2,221	1,994,674
First Data Corp.	3.697	03/26/18		790	784,691
First Data Corp.	3.827	09/24/18		2,100	2,085,563
First Data Corp.	4.197	03/24/21		60	59,997
Freescale Semiconductor, Inc.	4.250	02/28/20		5,875	5,869,510
Interactive Data Corp.	4.750	05/03/21		3,295	3,291,882

See Notes to Financial Statements.

Prudential Total Return Bond Fund	29

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Technology (cont’d.)
NXP BV (Netherlands)	3.250%	01/10/20	3,935	$3,877,393
TransUnion LLC	3.500	04/09/21	8,273	8,161,338
Vantiv LLC	2.327	06/13/19	5,156	5,096,092

				34,160,236

Telecommunications 0.1%
SBA Senior Finance II LLC	3.250	03/24/21	4,938	4,895,067
SBA Senior Finance II LLC	3.250	06/10/22	4,988	4,925,156
Zayo Group LLC	3.750	05/06/21	2,985	2,978,003

				12,798,226

TOTAL BANK LOANS (cost $263,115,751)				259,834,859

COMMERCIAL MORTGAGE-BACKED SECURITIES 8.8%
Banc of America Commercial Mortgage Trust,
Series 2006-2, Class AM	6.033(a)	05/10/45	6,450	6,581,773
Series 2006-5, Class AM	5.448	09/10/47	19,570	20,052,209
Series 2006-6, Class A2	5.309	10/10/45	341	341,934
Series 2006-6, Class A3	5.369	10/10/45	2,600	2,610,116
Series 2006-6, Class A4	5.356	10/10/45	1,110	1,129,450
Series 2007-2, Class A1A	5.736(a)	04/10/49	5,831	6,098,416
Series 2007-3, Class A5	5.377	06/10/49	800	838,331
Series 2007-5, Class A1A	5.361	02/10/51	2,822	2,980,082
Series 2007-5, Class AM	5.772(a)	02/10/51	5,886	6,166,783
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-1, Class AJ	5.516(a)	11/10/42	217	217,258
Series 2005-5, Class AJ	5.406(a)	10/10/45	446	447,209
BBCCRE Trust, Series 2015-GTP, Class A, 144A	3.966	08/10/33	31,000	32,242,554
BBCMS Trust, Series 2015-RRI, Class XCP, IO, 144A	0.741(a)	05/15/32	324,000	3,654,720
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX	5.366(a)	12/11/49	48,872	50,249,989
CD Mortgage Trust, Series 2006-CD2, Class AM	5.383(a)	01/15/46	2,303	2,312,561
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 144A	2.046(a)	12/15/27	5,272	5,192,283
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class AM	5.462	10/15/49	7,085	7,325,660
Series 2014-GC21, Class A4	3.575	05/10/47	11,690	12,146,524

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Citigroup Commercial Mortgage Trust, (Continued)
Series 2014-GC25, Class A3	3.372%	10/10/47	10,000	$10,166,651
Series 2015-P1, Class XB, IO	0.053(a)	09/15/48	58,898	239,650
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223	08/15/48	1,619	1,660,113
Commercial Mortgage Pass-Through Certificates, Series 2015-CR27, Class A4	3.612	10/10/48	50,000	51,372,120
Commercial Mortgage Trust,
Series 2006-C7, Class AM	5.986(a)	06/10/46	13,195	13,423,171
Series 2006-C8, Class AM	5.347	12/10/46	10,700	11,034,837
Series 2007-GG9, Class AM	5.475	03/10/39	18,669	19,315,039
Series 2012-CR5, Class A3	2.540	12/10/45	3,000	2,959,928
Series 2013-CR7, Class A3	2.929	03/10/46	9,800	9,869,024
Series 2013-LC6, Class XA, IO	1.747(a)	01/10/46	62,490	4,467,665
Series 2014-UBS3, Class A3	3.546	06/10/47	12,500	12,911,350
Series 2014-UBS3, Class XB, IO, 144A	0.349(a)	06/10/47	130,681	3,437,342
Series 2014-UBS4, Class A4	3.420	08/10/47	10,300	10,523,735
Series 2015-DC1, Class XA, IO	1.188(a)	02/10/48	99,677	7,322,890
Series 2015-LC21, Class A4	3.708	07/10/48	15,100	15,663,715
Series 2015-PC1, Class A5	3.902	07/10/50	29,800	31,386,594
Series 2017-UBS6, Class A4	3.378	12/10/47	14,000	14,211,228
Credit Suisse Commercial Mortgage Trust,
Series 2006-C1, Class AJ	5.472(a)	02/15/39	8,958	8,997,971
Series 2006-C1, Class AM	5.472(a)	02/15/39	1,030	1,033,871
Series 2006-C2, Class A1A	5.658(a)	03/15/39	1,248	1,259,132
Series 2014-ICE, Class X1CP, IO, 144A	1.686(a)	04/15/27	98,185	747,149
Series 2014-USA, Class A2, 144A	3.953	09/15/37	31,050	32,348,691
Series 2015-Deal, Class XCP, IO, 144A	1.618(a)	04/15/29	69,222	973,261
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class XB, IO	0.250	08/15/48	86,961	1,675,738
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555(a)	09/10/35	30,650	29,945,280
Federal National Mortgage Assoc., Series 2015-M8, Class AB2	2.829	01/25/25	11,400	11,599,886
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	1.011(a)	01/25/20	264,378	9,311,347
Series K007, Class X1, IO	1.168(a)	04/25/20	20,978	800,858
Series K008, Class X1, IO	1.647(a)	06/25/20	99,623	5,601,846
Series K009, Class X1, IO	1.446(a)	08/25/20	3,692	193,509

See Notes to Financial Statements.

Prudential Total Return Bond Fund	31

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (Continued)
Series K014, Class X1, IO	1.232%(a)	04/25/21	12,834	$728,913
Series K015, Class X1, IO	1.633(a)	07/25/21	1,428	110,730
Series K019, Class X1, IO	1.722(a)	03/25/22	134,766	11,979,266
Series K020, Class X1, IO	1.456(a)	05/25/22	48,627	3,748,861
Series K021, Class X1, IO	1.495(a)	06/25/22	29,400	2,357,889
Series K024, Class X1, IO	0.891(a)	09/25/22	67,328	3,288,777
Series K025, Class X1, IO	0.895(a)	10/25/22	30,580	1,536,320
Series K026, Class X1, IO	1.043(a)	11/25/22	109,675	6,454,744
Series K027, Class X1, IO	0.833(a)	01/25/23	225,746	10,658,952
Series K032, Class X1, IO	0.121(a)	05/25/23	258,631	2,116,996
Series K044, Class X1, IO	0.756(a)	01/25/25	447,801	25,479,931
Series K501, Class X1A, IO	1.606(a)	08/25/16	12,808	92,819
Series K702, Class X1, IO	1.452(a)	02/25/18	10,432	308,423
Series K703, Class X1, IO	2.030(a)	05/25/18	8,883	400,170
Series K710, Class X1, IO	1.773(a)	05/25/19	31,442	1,661,541
Series K711, Class X1, IO	1.701(a)	07/25/19	47,385	2,462,967
Series KAIV, Class X1, IO	1.346(a)	06/25/21	2,050	117,917
Series Q001, Class XA, IO	2.369(a)	02/25/32	30,913	5,844,178
Series Q002, Class XA, IO	1.233(a)	07/25/33	39,979	3,997,705
FREMF Mortgage Trust,
Series 2012-K19, Class B, 144A	4.036(a)	05/25/45	5,045	5,343,894
Series 2013-K32, Class X2A, IO, 144A	0.100	10/25/46	1,240,001	7,065,156
GE Commercial Mortgage Corp., Series 2007-C1, Class AAB	5.477	12/10/49	189	189,786
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4	5.238(a)	11/10/45	101	101,392
GS Mortgage Securities Trust,
Series 2013-GC16, Class XA, IO	1.524(a)	11/10/46	37,467	2,527,741
Series 2013-GCJ12, Class A3	2.860	06/10/46	11,400	11,405,154
Series 2013-GCJ14, Class XA, IO	0.870(a)	08/10/46	227,006	9,617,939
Series 2014-GC20, Class A2	3.002	04/10/47	3,500	3,615,239
Series 2014-GC22, Class XB, IO	0.255(a)	06/10/47	37,110	939,748
Series 2015-GC28, Class XB, IO	0.349(a)	02/10/48	43,393	1,301,061
Series 2015-GC32, Class XB, IO	0.010(a)	07/10/48	60,188	46,796
Houston Galleria Mall Trust, Series 2015-HGLR, Class XCP, IO, 144A	0.315(a)	03/05/23	525,000	8,382,727
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2012-LC9, Class A2	1.677	12/15/47	112	112,286
Series 2012-LC9, Class A4	2.611	12/15/47	4,000	3,965,722

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMorgan Chase Commercial Mortgage Securities Corp., (Continued)
Series 2015-C29, Class XA, IO	0.963%(a)	05/15/48	52,735	$2,623,359
Series 2015-C29, Class XB, IO	0.084(a)	05/15/48	54,147	534,750
Series 2015-FL7, Class B, 144A	1.996(a)	05/15/28	40,000	39,481,480
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2004-CBX, Class AJ	4.951(a)	01/12/37	204	203,664
Series 2005-CB13, Class AM	5.300(a)	01/12/43	5,309	5,304,664
Series 2005-LDP5, Class AJ	5.513(a)	12/15/44	5,218	5,224,406
Series 2006-CB14, Class AM	5.492(a)	12/12/44	4,300	4,311,968
Series 2007-LD12, Class A3	5.937(a)	02/15/51	206	206,140
Series 2012-CBX, Class A3	3.139	06/15/45	2,536	2,589,760
Series 2013-C10, Class A4	2.875	12/15/47	11,000	11,024,230
Series 2013-C13, Class A3	3.525	01/15/46	3,000	3,130,491
Series 2013-LC11, Class A4	2.694	04/15/46	11,400	11,297,892
Series 2014-C18, Class A2	2.879	02/15/47	3,500	3,603,569
Series 2014-C20, Class A3A1	3.472	07/15/47	5,042	5,221,299
Series 2014-C21, Class A4	3.493	08/15/47	9,800	10,049,224
Series 2014-C24, Class A3	3.098	11/15/47	8,040	8,150,748
Series 2014-C25, Class A4A1	3.408	11/15/47	7,800	7,968,716
Series 2014-C25, Class XB, IO	0.102(a)	11/15/47	51,813	652,704
Series 2014-C26, Class A3	3.231	01/15/48	11,650	11,748,525
Series 2015-C28, Class A4	3.227	10/15/48	35,300	35,236,432
Series 2015-C32, Class XB, IO	0.430(a)	11/15/48	57,408	1,481,098
Series 2015-SGP, Class XCP, IO, 144A	0.597(a)	07/15/36	720,000	9,171,432
LB-UBS Commercial Mortgage Trust,
Series 2006-C3, Class A4	5.661(a)	03/15/39	22	21,933
Series 2006-C7, Class A2	5.300	11/15/38	224	224,821
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class AM	5.674(a)	05/12/39	4,286	4,339,292
Series 2007-C1, Class A3	5.837(a)	06/12/50	283	282,957
Series 2007-C1, Class ASB	5.837(a)	06/12/50	483	493,858
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class AM	6.080(a)	06/12/46	60	61,122
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XA, IO, 144A	1.809(a)	08/15/45	59,690	4,241,716
Series 2013-C7, Class A3	2.655	02/15/46	10,000	9,974,659
Series 2013-C8, Class A3	2.863	12/15/48	3,400	3,394,872
Series 2013-C9, Class A3	2.834	05/15/46	5,900	5,897,415

See Notes to Financial Statements.

Prudential Total Return Bond Fund	33

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust, (Continued)
Series 2015-C24, Class A3	3.479%	05/15/48	8,425	$8,595,046
Series 2015-C24, Class XA, IO	0.846(a)	05/15/48	116,866	6,865,523
Series 2015-C25, Class A5	3.635	10/15/48	20,000	20,615,414
Morgan Stanley Capital I Trust,
Series 2005-T19, Class AJ	4.985(a)	06/12/47	23	22,816
Series 2007-HQ11, Class A31	5.439	02/12/44	246	245,457
Series 2007-IQ14, Class AAB	5.654(a)	04/15/49	1,481	1,500,152
Series 2015-XLF1, Class B, 144A	1.943(a)	08/14/31	5,200	5,177,197
Motel 6 Trust, Series 2015-MTL6, Class B, 144A	3.298	02/05/30	18,700	18,620,553
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A3	2.533	12/10/45	4,150	4,197,487
Series 2012-C4, Class A4	2.792	12/10/45	5,200	5,206,997
Series 2013-C5, Class A3	2.920	03/10/46	9,100	9,128,468
Series 2013-C5, Class XA, IO, 144A	1.092(a)	03/10/46	15,341	888,446
Series 2013-C5, Class XB, IO, 144A	0.441(a)	03/10/46	96,528	3,027,195
Series 2013-C6, Class A3	2.971	04/10/46	9,500	9,548,885
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class AJ	5.281(a)	10/15/44	536	535,241
Series 2006-C23, Class A4	5.418(a)	01/15/45	63	63,401
Series 2006-C23, Class AJ	5.515(a)	01/15/45	2,000	2,009,369
Series 2006-C23, Class AM	5.466(a)	01/15/45	1,000	1,001,348
Series 2006-C24, Class AM	5.609(a)	03/15/45	1,000	1,014,921
Series 2006-C25, Class AM	5.720(a)	05/15/43	475	482,805
Series 2006-C26, Class APB	5.997	06/15/45	598	593,306
Series 2006-C27, Class A3	5.765(a)	07/15/45	15,410	15,577,354
Series 2007-C31, Class AM	5.591(a)	04/15/47	5,800	6,071,169
Series 2007-C32, Class APB	5.713(a)	06/15/49	875	876,121
Series 2007-C33, Class A4	5.952(a)	02/15/51	5,411	5,635,235
Series 2007-C33, Class AM	5.952(a)	02/15/51	7,320	7,767,887
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class XA, IO, 144A	2.068(a)	10/15/45	46,494	4,237,537
Series 2013-LC12, Class A3	3.986	07/15/46	6,900	7,441,086
Series 2013-LC12, Class A3FL, 144A	1.247(a)	07/15/46	27,500	27,214,756
Series 2014-LC16, Class A4	3.548	08/15/50	5,910	6,097,013
Series 2015-NXS1, Class XB, IO	0.359(a)	05/15/48	24,936	952,799
Series 2015-NXS2, Class A4	3.498	07/15/58	13,700	13,959,246

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,034,355,000)				1,026,322,609

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS 47.0%

Aerospace & Defense 0.1%
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050%	06/15/25	3,675	$3,518,813
Harris Corp., Sr. Unsec’d. Notes	3.832	04/27/25	2,700	2,668,240
Raytheon Co., Sr. Unsec’d. Notes	3.150	12/15/24	3,390	3,418,130

				9,605,183

Agriculture 0.6%
Altria Group, Inc.,
Gtd. Notes	2.850	08/09/22	6,925	6,845,390
Gtd. Notes	9.950	11/10/38	1,086	1,768,825
Gtd. Notes	10.200	02/06/39	303	500,879
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A(c)	3.950	06/15/25	24,630	26,099,352
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18	9,975	9,977,953
Reynolds American, Inc.,
Gtd. Notes	4.000	06/12/22	17,255	18,087,312
Gtd. Notes	6.750	06/15/17	2,375	2,559,196
Gtd. Notes, 144A	2.300	08/21/17	2,075	2,103,492
Gtd. Notes, 144A(c)	3.500	08/04/16	340	345,328
Gtd. Notes, 144A	8.125	06/23/19	305	360,642

				68,648,369

Airlines 0.5%
American Airlines Pass-Through Trust,
Series 2013-1, Class A, Pass-Through Certificates	4.000	07/15/25	7,010	7,150,078
Series 2013-2, Class A, Pass-Through Certificates	4.950	01/15/23	8,999	9,640,150
Series 2014-1, Class A, Pass-Through Certificates	3.700	10/01/26	2,920	2,952,501
Series 2015-1, Class A, Pass-Through Certificates(c)	3.375	05/01/27	11,820	11,530,410
Series 2015-2, Class AA, Pass-Through Certificates(c)	3.600	09/22/27	12,525	12,687,825
Continental Airlines, Inc., Pass-Through Trust,
Series 2001-1, Class A-1, Pass-Through Certificates	6.703	06/15/21	5	4,916
Series 2001-1, Class B, Pass-Through Certificates	7.373	12/15/15	170	169,951

See Notes to Financial Statements.

Prudential Total Return Bond Fund	35

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Airlines (cont’d.)
Continental Airlines, Inc., Pass-Through Trust, (Continued)
Series 2007-1, Class A, Pass-Through Certificates	5.983%	04/19/22	395	$438,662
Series 2010-1, Class A, Pass-Through Certificates	4.750	01/12/21	346	365,504
Series 2012-1, Class A, Pass-Through Certificates	4.150	04/11/24	2,587	2,638,752
Series 2012-2, Class A, Pass-Through Certificates	4.000	10/29/24	875	896,411
Delta Air Lines, Inc., Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates	6.821	08/10/22	1,647	1,919,310
Series 2009-1, Class A, Pass-Through Certificates	7.750	12/17/19	828	933,771
Series 2010-2, Class A, Pass-Through Certificates	4.950	05/23/19	896	938,051
Series 2011-1, Class A, Pass-Through Certificates	5.300	04/15/19	647	685,770
Series 2012-1, Class A, Pass-Through Certificates	4.750	05/07/20	1,455	1,535,545
US Airways Pass-Through Trust, Series 2012-2, Class A, Pass-Through Certificates	4.625	06/03/25	2,151	2,258,625

				56,746,232

Auto Manufacturers 1.4%
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	8.250	06/15/21	6,175	6,607,250
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	1.875	01/11/18	800	798,038
Gtd. Notes, 144A	2.250	03/02/20	20,605	20,384,526
Ford Holdings LLC, Gtd. Notes	9.375	03/01/20	3,300	4,039,253
Ford Motor Co.,
Sr. Unsec’d. Notes(c)	4.750	01/15/43	4,020	3,983,961
Sr. Unsec’d. Notes	6.375	02/01/29	2,595	2,999,163
Sr. Unsec’d. Notes	6.625	10/01/28	6,834	8,171,851
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	0.852(a)	09/08/17	200	197,172
Sr. Unsec’d. Notes	2.375	01/16/18	5,290	5,317,741
Sr. Unsec’d. Notes(c)	2.459	03/27/20	16,095	15,757,922

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC, (Continued)
Sr. Unsec’d. Notes	2.500%	01/15/16	2,100	$2,106,718
Sr. Unsec’d. Notes	3.000	06/12/17	2,588	2,628,054
Sr. Unsec’d. Notes(c)	3.219	01/09/22	12,975	12,911,202
Sr. Unsec’d. Notes(c)	4.207	04/15/16	2,550	2,584,451
Sr. Unsec’d. Notes	4.250	02/03/17	8,770	9,029,022
Sr. Unsec’d. Notes	5.000	05/15/18	600	637,217
General Motors Co.,
Sr. Unsec’d. Notes(c)	4.000	04/01/25	5,560	5,418,715
Sr. Unsec’d. Notes(c)	4.875	10/02/23	3,725	3,907,916
Sr. Unsec’d. Notes	6.250	10/02/43	3,990	4,405,746
General Motors Financial Co., Inc.,
Gtd. Notes	3.150	01/15/20	7,490	7,466,332
Gtd. Notes	3.450	04/10/22	27,425	26,781,143
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A	2.150	02/26/20	12,370	12,240,474
Gtd. Notes, MTN, 144A	2.700	03/15/17	650	662,076
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A(c)	4.125	12/15/18	6,221	6,376,525
Gtd. Notes, 144A(c)	4.250	11/15/19	2,165	2,202,888

				167,615,356

Auto Parts & Equipment 0.3%
American Axle & Manufacturing, Inc., Gtd. Notes(c)	6.625	10/15/22	4,689	4,982,063
Dana Holding Corp.,
Sr. Unsec’d. Notes	5.375	09/15/21	1,425	1,453,500
Sr. Unsec’d. Notes(c)	5.500	12/15/24	8,175	8,154,562
Lear Corp.,
Gtd. Notes	4.750	01/15/23	3,000	3,018,750
Gtd. Notes	5.250	01/15/25	4,600	4,692,000
Gtd. Notes	5.375	03/15/24	11,650	12,086,875
Meritor, Inc., Gtd. Notes(c)	6.250	02/15/24	4,000	3,820,000
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A	6.250	11/15/19	300	316,500
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500	04/29/22	2,000	2,013,740

				40,537,990

See Notes to Financial Statements.

Prudential Total Return Bond Fund	37

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Banks 12.2%
Abbey National Treasury Services PLC/London (United Kingdom), Gtd. Notes(c)	2.375%	03/16/20		21,490	$21,516,325
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes	7.375	04/06/23		4,841	6,409,416
Ally Financial, Inc.,
Gtd. Notes(c)	2.750	01/30/17		1,000	1,005,000
Gtd. Notes(c)	3.500	01/27/19		5,600	5,635,000
Gtd. Notes	6.250	12/01/17		8,400	8,967,000
Gtd. Notes(c)	8.000	03/15/20		2,892	3,419,790
Sr. Unsec’d. Notes	3.750	11/18/19		11,000	11,143,000
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes, RegS	0.500	08/28/20	ZAR	52,000	2,592,936
Sr. Unsec’d. Notes	0.500	07/30/20	ZAR	53,000	2,659,766
Sr. Unsec’d. Notes	0.500	09/28/20	ZAR	46,000	2,278,062
Sr. Unsec’d. Notes	5.593	07/16/18		2,001	2,226,773
Sr. Unsec’d. Notes(c)	5.820	06/16/28		3,984	5,204,578
Sr. Unsec’d. Notes	6.220	08/15/27		350	468,733
Sr. Unsec’d. Notes	6.375	10/01/28		1,422	1,946,579
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	4.250	04/01/23		2,532	2,557,320
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	1.221(a)	04/11/17		1,400	1,379,995
Bank of America Corp.,
Jr. Sub. Notes(c)	5.125(a)	12/31/49		2,225	2,180,500
Jr. Sub. Notes	8.125(a)	12/29/49		5,000	5,206,700
Jr. Sub. Notes, Series K	8.000(a)	12/29/49		1,500	1,563,900
Sr. Unsec’d. Notes	0.581(a)	10/14/16		1,200	1,196,028
Sr. Unsec’d. Notes	5.700	01/24/22		16,270	18,606,811
Sr. Unsec’d. Notes	5.875	01/05/21		3,620	4,138,380
Sr. Unsec’d. Notes	6.000	09/01/17		1,265	1,359,477
Sr. Unsec’d. Notes	7.625	06/01/19		3,235	3,810,979
Sr. Unsec’d. Notes, MTN	3.625	03/17/16		2,400	2,426,191
Sr. Unsec’d. Notes, MTN(c)	3.875	08/01/25		9,950	10,123,220
Sr. Unsec’d. Notes, MTN	4.000	04/01/24		3,125	3,210,625
Sr. Unsec’d. Notes, MTN	4.125	01/22/24		15,785	16,437,615
Sr. Unsec’d. Notes, MTN	5.000	05/13/21		1,345	1,478,213
Sr. Unsec’d. Notes, MTN	5.650	05/01/18		2,000	2,175,784
Sr. Unsec’d. Notes, Series 1	3.750	07/12/16		735	749,155
Sub. Notes	3.950	04/21/25		19,960	19,640,121

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Bank of America Corp., (Continued)
Sub. Notes, MTN	4.000%	01/22/25	6,900	$6,802,751
Sub. Notes, MTN	4.200	08/26/24	18,410	18,510,924
Sub. Notes, MTN(c)	4.250	10/22/26	6,865	6,885,773
Bank of America NA, Sub. Notes	5.300	03/15/17	250	262,293
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes(c)	3.000	02/24/25	15,120	14,939,286
Bank of Nova Scotia (Canada), Sr. Unsec’d. Notes	0.631(a)	04/11/17	3,600	3,593,693
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	3.750	05/15/24	7,050	7,206,623
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes(c)	2.000	03/16/18	8,515	8,497,348
Sr. Unsec’d. Notes(c)	3.650	03/16/25	13,965	13,505,887
BB&T Corp., Sr. Unsec’d. Notes, MTN(c)	2.450	01/15/20	12,210	12,296,886
BBVA Bancomer SA/Texas (Mexico), Sub. Notes, RegS	6.500	03/10/21	2,400	2,660,280
BNP Paribas SA (France), Sr. Unsec’d. Notes	2.375	05/21/20	9,010	8,988,160
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850	04/01/21	9,550	9,635,272
Capital One Bank USA NA, Sr. Unsec’d. Notes(c)	2.950	07/23/21	8,385	8,342,614
Capital One Financial Corp.,
Sr. Unsec’d. Notes(c)	3.200	02/05/25	18,610	17,957,236
Sr. Unsec’d. Notes	3.750	04/24/24	3,100	3,134,044
Sr. Unsec’d. Notes	5.250	02/21/17	1,750	1,830,934
Sub. Notes(c)	4.200	10/29/25	11,085	11,084,933
Sub. Notes	6.150	09/01/16	150	155,987
CIT Group, Inc.,
Sr. Unsec’d. Notes(c)	4.250	08/15/17	1,200	1,227,000
Sr. Unsec’d. Notes	5.000	05/15/17	5,750	5,925,375
Sr. Unsec’d. Notes(c)	5.000	08/15/22	3,650	3,846,188
Sr. Unsec’d. Notes, 144A	5.500	02/15/19	11,000	11,673,750
Sr. Unsec’d. Notes, 144A	6.625	04/01/18	5,000	5,387,500
CITIC Pacific Ltd. (China),
Sr. Unsec’d. Notes, RegS	6.800	01/17/23	4,221	4,901,750
Sr. Unsec’d. Notes, EMTN, RegS	6.875	01/21/18	3,430	3,738,803
Citigroup, Inc.,
Jr. Sub. Notes(c)	5.950(a)	12/31/49	51,035	50,935,022
Sr. Unsec’d. Notes	1.001(a)	11/15/16	2,100	2,103,686
Sr. Unsec’d. Notes(c)	3.300	04/27/25	15,095	14,754,578

See Notes to Financial Statements.

Prudential Total Return Bond Fund	39

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc., (Continued)
Sr. Unsec’d. Notes	4.500%	01/14/22	3,085	$3,336,187
Sr. Unsec’d. Notes	6.125	05/15/18	4,350	4,782,542
Sr. Unsec’d. Notes	8.125	07/15/39	2,400	3,504,322
Sr. Unsec’d. Notes	8.500	05/22/19	3,385	4,086,704
Sub. Notes	4.000	08/05/24	14,400	14,349,456
Sub. Notes(c)	4.050	07/30/22	9,835	10,100,417
Sub. Notes	4.300	11/20/26	5,900	5,922,821
Sub. Notes	4.400	06/10/25	2,525	2,552,255
Sub. Notes	4.450	09/29/27	14,585	14,571,903
Compass Bank, Sr. Unsec’d. Notes	1.850	09/29/17	5,130	5,108,146
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	3.750	01/15/16	9,069	9,119,152
Credit Agricole SA (France), Jr. Sub. Notes, RegS	7.875(a)	12/31/49	1,000	1,024,963
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes, 144A(c)	2.750	03/26/20	7,450	7,421,250
Gtd. Notes, 144A	3.800	09/15/22	4,800	4,843,790
Gtd. Notes, 144A(c)	4.875	05/15/45	13,100	13,103,602
Credit Suisse/New York NY (Switzerland),
Sr. Unsec’d. Notes	1.700	04/27/18	19,535	19,472,351
Sr. Unsec’d. Notes	1.750	01/29/18	7,365	7,384,863
Sr. Unsec’d. Notes, MTN	3.625	09/09/24	3,450	3,475,509
Deutsche Bank AG/London (Germany),
Sr. Unsec’d. Notes	1.875	02/13/18	18,380	18,303,319
Sr. Unsec’d. Notes(c)	3.700	05/30/24	4,775	4,780,081
Discover Bank,
Sr. Unsec’d. Notes	2.000	02/21/18	3,575	3,548,209
Sr. Unsec’d. Notes	4.200	08/08/23	4,580	4,725,525
Sr. Unsec’d. Notes	4.250	03/13/26	675	681,347
Sub. Notes	7.000	04/15/20	6,980	8,037,337
Eurasian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, 144A	5.000	09/26/20	2,855	2,849,244
Fifth Third Bank,
Sr. Unsec’d. Notes	1.450	02/28/18	7,900	7,835,694
Sr. Unsec’d. Notes	2.375	04/25/19	1,105	1,113,258
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	5.375(a)	12/31/49	17,210	17,037,900
Sr. Unsec’d. Notes	2.550	10/23/19	5,300	5,339,220

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Goldman Sachs Group, Inc. (The), (Continued)
Sr. Unsec’d. Notes	3.500%	01/23/25		19,430	$19,208,168
Sr. Unsec’d. Notes(c)	3.625	01/22/23		810	827,079
Sr. Unsec’d. Notes	4.000	03/03/24		4,505	4,640,209
Sr. Unsec’d. Notes	5.750	01/24/22		16,755	19,199,689
Sr. Unsec’d. Notes	6.000	06/15/20		4,520	5,177,872
Sr. Unsec’d. Notes	6.150	04/01/18		875	963,211
Sr. Unsec’d. Notes	6.250	09/01/17		840	911,696
Sr. Unsec’d. Notes	6.250	02/01/41		2,305	2,788,734
Sr. Unsec’d. Notes, MTN	3.850	07/08/24		5,040	5,141,364
Sr. Unsec’d Notes, MTN(c)	4.800	07/08/44		5,220	5,273,719
Sub. Notes(c)	5.150	05/22/45		12,425	12,472,004
Sub. Notes	6.750	10/01/37		7,405	8,923,921
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	4.875	01/14/22		450	495,081
Sr. Unsec’d. Notes	5.100	04/05/21		230	257,149
Sub. Notes	4.250	03/14/24		8,710	8,794,827
Huntington Bancshares, Inc., Sub. Notes(c)	7.000	12/15/20		120	141,415
ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A	7.250(a)	08/29/49		900	915,750
ICICI Bank Ltd./Hong Kong (India), Sr. Unsec’d. Notes, RegS	5.750	11/16/20		3,215	3,595,836
Inter-American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	7.000	06/15/25		9,504	12,930,354
Unsec’d. Notes, EMTN, RegS	0.500	10/30/20	ZAR	53,000	2,636,519
Unsec’d. Notes, EMTN, RegS	0.500	11/30/20	ZAR	47,000	2,323,578
Unsec’d. Notes, EMTN	1.000	02/27/18		5,358	5,315,736
Unsec’d. Notes, EMTN	1.000	03/28/18		3,253	3,237,691
Unsec’d. Notes, EMTN	1.000	04/16/18		2,741	2,726,475
Unsec’d. Notes, EMTN	1.000	06/19/18		3,251	3,227,931
Unsec’d. Notes, MTN	6.290	07/16/27		200	266,508
Unsec’d. Notes, MTN	6.750	07/15/27		1,300	1,821,372
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes	2.500	07/29/25		2,000	2,035,588
Sr. Unsec’d. Notes, EMTN	0.510	10/12/17		10,000	9,909,400
Sr. Unsec’d. Notes, EMTN	1.000	04/07/16		1,500	1,502,442
Unsec’d. Notes, EMTN	0.500	02/07/23		7,000	6,311,739
Unsec’d. Notes, EMTN	1.000	11/19/15		1,500	1,500,264

See Notes to Financial Statements.

Prudential Total Return Bond Fund	41

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
International Finance Corp. (Supranational Bank),
Sr. Unsec’d. Notes, EMTN	1.000%	06/04/18		3,024	$2,971,694
Sr. Unsec’d. Notes, GMTN	1.000	02/09/16		10,000	10,010,600
Sr. Unsec’d. Notes, GMTN	5.280	11/21/18	HKD	3,000	430,454
Sr. Unsec’d. Notes, GMTN	7.250	01/18/17	ZAR	34,000	2,440,848
Intesa Sanpaolo SpA (Italy), Gtd. Notes, GMTN	3.125	01/15/16		3,200	3,213,632
JPMorgan Chase & Co.,
Jr. Sub. Notes(c)	5.300(a)	12/31/49		21,720	21,785,160
Jr. Sub. Notes	7.900(a)	04/29/49		5,885	6,114,515
Sr. Unsec’d. Notes(d)	2.250	01/23/20		22,900	22,718,998
Sr. Unsec’d. Notes	2.550	10/29/20		18,020	17,947,938
Sr. Unsec’d. Notes(c)	3.125	01/23/25		20,770	20,177,930
Sr. Unsec’d. Notes	3.150	07/05/16		3,355	3,397,890
Sr. Unsec’d. Notes(c)	3.200	01/25/23		8,265	8,241,569
Sr. Unsec’d. Notes(c)	3.250	09/23/22		8,770	8,855,209
Sr. Unsec’d. Notes	4.250	10/15/20		5,160	5,526,530
Sr. Unsec’d. Notes	4.350	08/15/21		2,240	2,400,693
Sr. Unsec’d. Notes	4.400	07/22/20		2,400	2,584,906
Sr. Unsec’d. Notes	4.500	01/24/22		3,350	3,628,419
Sr. Unsec’d. Notes	5.600	07/15/41		830	965,649
Sr. Unsec’d. Notes, GMTN	0.952(a)	02/26/16		4,900	4,904,449
Sub. Notes	3.375	05/01/23		2,775	2,722,469
Sub. Notes(c)	3.875	09/10/24		18,900	18,879,871
Sub. Notes(c)	4.950	06/01/45		8,630	8,728,641
KeyBank NA,
Sr. Unsec’d. Notes	1.650	02/01/18		3,350	3,349,913
Sr. Unsec’d. Notes	2.250	03/16/20		13,730	13,649,323
Sr. Unsec’d. Notes	2.500	12/15/19		5,750	5,796,236
KeyCorp, Sr. Unsec’d. Notes, MTN(c)	5.100	03/24/21		560	623,419
Lloyds Bank PLC (United Kingdom),
Gtd. Notes(c)	3.500	05/14/25		21,195	21,225,690
Gtd. Notes	4.200	03/28/17		1,975	2,055,424
Gtd. Notes	6.375	01/21/21		2,250	2,677,766
Gtd. Notes, MTN, 144A(c)	5.800	01/13/20		6,330	7,181,151
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.900	02/06/25		18,295	17,617,792
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850	03/21/18		2,700	2,693,353

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley,
Jr. Sub. Notes	5.450%(a)	12/31/49	2,725	$2,680,719
Jr. Sub. Notes, Series J(c)	5.550(a)	12/31/49	4,810	4,803,988
Sr. Unsec’d. Notes(c)	1.875	01/05/18	8,445	8,488,069
Sr. Unsec’d. Notes(c)	3.750	02/25/23	6,575	6,778,516
Sr. Unsec’d. Notes(c)	4.300	01/27/45	7,500	7,188,030
Sr. Unsec’d. Notes	5.750	01/25/21	2,920	3,327,950
Sr. Unsec’d. Notes	6.375	07/24/42	2,360	2,966,959
Sr. Unsec’d. Notes, GMTN	3.700	10/23/24	5,000	5,063,620
Sr. Unsec’d. Notes, GMTN(c)	5.450	01/09/17	1,635	1,712,653
Sr. Unsec’d. Notes, GMTN(c)	5.500	07/28/21	5,485	6,208,548
Sr. Unsec’d. Notes, GMTN	6.625	04/01/18	3,200	3,554,765
Sr. Unsec’d. Notes, MTN	5.625	09/23/19	2,530	2,818,896
Sr. Unsec’d. Notes, MTN	5.750	10/18/16	1,800	1,881,700
Sr. Unsec’d. Notes, MTN	6.250	08/28/17	4,640	5,026,906
Sub. Notes(c)	3.950	04/23/27	16,340	15,894,032
Sub. Notes, GMTN	4.350	09/08/26	15,545	15,769,485
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.300	10/10/18	2,780	2,829,612
Sr. Unsec’d. Notes	2.400	10/26/22	23,000	22,667,397
Sr. Unsec’d. Notes	4.375	02/11/20	12,535	13,731,754
Northern Trust Corp., Sub. Notes	3.950	10/30/25	3,010	3,153,234
People’s United Bank, Sub. Notes	4.000	07/15/24	1,750	1,735,347
PNC Bank NA,
Sr. Unsec’d. Notes	2.950	02/23/25	22,375	21,752,393
Sub. Notes	2.950	01/30/23	10,835	10,645,572
Sub. Notes	4.200	11/01/25	1,450	1,528,011
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	2.854	11/09/22	1,600	1,584,384
Sub. Notes	3.900	04/29/24	2,715	2,763,037
Royal Bank of Canada (Canada), Covered Notes(c)	2.100	10/14/20	20,405	20,298,343
Royal Bank of Scotland Group PLC (The) (United Kingdom),
Gtd. Notes	6.125	01/11/21	3,025	3,502,753
Jr. Sub. Notes, 144A	6.990(a)	12/31/49	500	582,500
Santander Bank NA, Sr. Unsec’d. Notes	2.000	01/12/18	8,825	8,787,317
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	4.625	04/19/16	270	274,479

See Notes to Financial Statements.

Prudential Total Return Bond Fund	43

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%	10/16/20	8,520	$8,515,484
State Street Corp.,
Jr. Sub. Notes	4.956	03/15/18	1,375	1,461,730
Jr. Sub. Notes(c)	5.250(a)	12/31/49	13,075	13,122,070
Sr. Unsec’d. Notes(c)	3.300	12/16/24	10,830	10,958,617
Sr. Unsec’d. Notes(c)	3.700	11/20/23	5,105	5,329,758
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes	2.450	01/10/19	1,225	1,233,467
Gtd. Notes	2.450	01/16/20	10,750	10,765,480
Gtd. Notes	3.000	01/18/23	5,125	5,073,181
Gtd. Notes, GMTN	2.250	07/11/19	2,560	2,550,689
SunTrust Bank,
Sr. Unsec’d. Notes	2.500	05/01/19	7,830	7,886,321
Sr. Unsec’d. Notes(c)	2.750	05/01/23	3,675	3,540,943
UBS AG (Switzerland), Sr. Unsec’d. Notes, MTN(c)	1.800	03/26/18	13,675	13,695,348
US Bancorp,
Jr. Sub. Notes	3.442	02/01/16	1,890	1,902,242
Sub. Notes, MTN	2.950	07/15/22	1,750	1,748,808
Sub. Notes, MTN(c)	3.600	09/11/24	12,170	12,423,903
Wells Fargo & Co.,
Jr. Sub. Notes	7.980(a)	03/29/49	2,400	2,556,000
Sr. Unsec’d. Notes, MTN	3.000	01/22/21	4,520	4,611,105
Sr. Unsec’d. Notes, MTN(c)	3.000	02/19/25	12,000	11,601,696
Sr. Unsec’d. Notes, MTN(c)	3.300	09/09/24	6,650	6,642,226
Sr. Unsec’d. Notes, MTN(c)	3.500	03/08/22	5,970	6,208,722
Sub. Notes	4.125	08/15/23	14,485	15,074,409
Sub. Notes	4.480	01/16/24	4,360	4,601,793
Sub. Notes, MTN(c)	4.100	06/03/26	4,790	4,881,369

				1,420,287,697

Beverages 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	8.000	11/15/39	1,880	2,607,302
Gtd. Notes	8.200	01/15/39	450	635,680

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Beverages (cont’d.)
Coca-Cola Icecek A/S (Turkey),
Sr. Unsec’d. Notes, RegS	4.750%	10/01/18		300	$311,842
Sr. Unsec’d. Notes, 144A	4.750	10/01/18		1,275	1,325,327
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750	01/01/20		11,450	12,137,000
Embotelladora Andina SA (Chile), Sr. Unsec’d. Notes, 144A	5.000	10/01/23		1,935	2,068,176

					19,085,327

Biotechnology 0.4%
Amgen, Inc.,
Sr. Unsec’d. Notes(c)	4.400	05/01/45		14,320	13,262,153
Sr. Unsec’d. Notes	5.150	11/15/41		6,010	6,207,128
Sr. Unsec’d. Notes(c)	5.375	05/15/43		5,020	5,395,501
Sr. Unsec’d. Notes(c)	6.400	02/01/39		2,010	2,422,036
Celgene Corp., Sr. Unsec’d. Notes(c)	3.250	08/15/22		7,529	7,518,407
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	3.500	02/01/25		6,730	6,797,475
Sr. Unsec’d. Notes	4.800	04/01/44		5,160	5,209,422

					46,812,122

Building Materials 0.9%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $24,962,188; purchased 10/27/14 - 05/07/15)(e)(f)	5.375	11/15/24		24,350	25,050,063
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, 144A	9.875	04/30/19		17,425	18,579,406
Cemex Finance LLC, First Lien, RegS	9.375	10/12/22		1,000	1,087,500
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A	4.750	01/11/22	EUR	2,450	2,578,026
Sr. Sec’d. Notes, 144A	6.500	12/10/19		2,000	2,030,000
Sr. Sec’d. Notes, 144A	9.500	06/15/18		11,200	12,054,000
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	4.000	06/15/25		23,420	23,507,684
Griffon Corp., Gtd. Notes	5.250	03/01/22		6,400	6,288,000
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes(c)	4.250	07/02/24		2,300	2,276,029
Owens Corning, Inc., Gtd. Notes	4.200	12/15/22		1,625	1,643,067
US Concrete, Inc., Sr. Sec’d. Notes	8.500	12/01/18		4,435	4,601,313

					99,695,088

See Notes to Financial Statements.

Prudential Total Return Bond Fund	45

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals 1.0%
Agrium, Inc. (Canada),
Sr. Unsec’d. Notes(c)	4.125%	03/15/35	1,900	$1,696,616
Sr. Unsec’d. Notes(c)	4.900	06/01/43	3,370	3,203,785
Sr. Unsec’d. Notes(c)	5.250	01/15/45	4,285	4,278,380
Sr. Unsec’d. Notes(c)	6.125	01/15/41	1,730	1,902,350
Ashland, Inc., Sr. Unsec’d. Notes	6.875	05/15/43	10,850	10,470,250
CF Industries, Inc.,
Gtd. Notes	4.950	06/01/43	3,565	3,325,051
Gtd. Notes	5.375	03/15/44	6,640	6,557,046
Gtd. Notes	6.875	05/01/18	240	265,602
Gtd. Notes	7.125	05/01/20	195	227,224
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.000	11/15/22	3,675	3,609,471
Sr. Unsec’d. Notes	4.125	11/15/21	5,320	5,622,634
Sr. Unsec’d. Notes	4.250	11/15/20	1,549	1,664,495
Sr. Unsec’d. Notes(c)	4.625	10/01/44	2,160	2,021,386
Sr. Unsec’d. Notes	5.250	11/15/41	2,235	2,251,003
Sr. Unsec’d. Notes	9.400	05/15/39	330	482,156
Eastman Chemical Co.,
Sr. Unsec’d. Notes	2.700	01/15/20	10,010	10,020,510
Sr. Unsec’d. Notes(c)	3.800	03/15/25	11,475	11,413,219
Sr. Unsec’d. Notes(c)	4.650	10/15/44	2,120	1,984,767
Ecolab, Inc., Sr. Unsec’d. Notes	2.250	01/12/20	5,125	5,126,496
LYB International Finance BV,
Gtd. Notes	4.000	07/15/23	3,000	3,043,326
Gtd. Notes(c)	4.875	03/15/44	3,980	3,825,079
Lyondellbasell Industries NV,
Sr. Unsec’d. Notes	4.625	02/26/55	3,600	3,115,501
Sr. Unsec’d. Notes	5.000	04/15/19	3,575	3,846,292
Sr. Unsec’d. Notes(c)	5.750	04/15/24	1,000	1,132,571
Sr. Unsec’d. Notes	6.000	11/15/21	9,954	11,307,844
Monsanto Co.,
Sr. Unsec’d. Notes(c)	3.950	04/15/45	2,885	2,435,589
Sr. Unsec’d. Notes	4.400	07/15/44	855	761,666
Mosaic Co. (The),
Sr. Unsec’d. Notes	5.450	11/15/33	1,040	1,080,331
Sr. Unsec’d. Notes(c)	5.625	11/15/43	3,455	3,622,616
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.000	05/01/25	2,025	2,025,000

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%	06/01/25	850	$1,064,978
WR Grace & Co., Gtd. Notes, 144A	5.125	10/01/21	2,800	2,912,000

				116,295,234

Coal
Berau Capital Resources (Indonesia), Sr. Sec’d. Notes, RegS (original cost $4,197,288; purchased 01/23/12 - 09/28/12)(e)(f)(h)	12.500	07/08/15	3,760	1,109,200
Peabody Energy Corp.,
Gtd. Notes(c)	6.000	11/15/18	1,575	275,625
Sec’d. Notes, 144A(c)	10.000	03/15/22	2,050	553,500

				1,938,325

Commercial Services 0.6%
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500	07/15/22	3,425	3,673,313
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(c)	4.875	11/15/17	4,700	4,799,875
California Institute of Technology, Sr. Unsec’d. Notes	4.700	11/01/2111	1,130	1,092,818
ERAC USA Finance LLC,
Gtd. Notes, 144A (original cost $1,279,642; purchased 03/12/12)(e)(f)	2.750	03/15/17	1,280	1,302,876
Gtd. Notes, 144A (original cost $3,677,146; purchased 02/10/15)(c)(e)(f)	4.500	02/15/45	3,720	3,458,573
Gtd. Notes, 144A (original cost $269,528; purchased 04/24/06)(e)(f)	6.200	11/01/16	270	282,249
Gtd. Notes, 144A (original cost $967,253; purchased 05/30/13)(e)(f)	6.700	06/01/34	810	960,140
Gtd. Notes, 144A (original cost $5,100,644; purchased 10/26/11 - 05/14/13)(e)(f)	7.000	10/15/37	4,090	5,028,123
Hertz Corp. (The), Gtd. Notes	6.750	04/15/19	1,850	1,898,563

See Notes to Financial Statements.

Prudential Total Return Bond Fund	47

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Massachusetts Institute of Technology, Unsec’d. Notes	5.600%	07/01/2111	942	$1,160,505
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	8.600	08/15/16	1,800	1,890,000
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A	7.000	05/15/18	1,000	1,027,500
Service Corp. International, Sr. Unsec’d. Notes	5.375	05/15/24	8,650	9,223,063
United Rentals North America, Inc.,
Gtd. Notes(c)	5.500	07/15/25	2,375	2,369,063
Gtd. Notes	6.125	06/15/23	5,346	5,578,551
Gtd. Notes(c)	7.375	05/15/20	4,000	4,245,000
Gtd. Notes	7.625	04/15/22	19,000	20,617,090

				68,607,302

Computers 0.9%
Apple, Inc.,
Sr. Unsec’d. Notes(c)(d)	2.150	02/09/22	29,210	28,774,304
Sr. Unsec’d. Notes	2.850	05/06/21	400	411,906
Sr. Unsec’d. Notes	3.200	05/13/25	17,295	17,571,945
EMC Corp.,
Sr. Unsec’d. Notes	2.650	06/01/20	5,000	4,553,305
Sr. Unsec’d. Notes	3.375	06/01/23	5,000	4,210,925
Hewlett Packard Enterprise Co.,
Gtd. Notes, 144A	2.450	10/05/17	34,125	34,224,747
Gtd. Notes, 144A	2.850	10/05/18	6,395	6,408,449
Seagate HDD Cayman, Gtd. Notes, 144A	4.875	06/01/27	10,785	9,374,645
SunGard Data Systems, Inc., Gtd. Notes	7.375	11/15/18	2,000	2,047,500

				107,577,726

Cosmetics/Personal Care
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	4.625	05/15/21	1,325	1,228,937

Distribution/Wholesale 0.1%
Brightstar Corp.,
Gtd. Notes, 144A (original cost $2,126,719; purchased 08/06/14)(e)(f)	9.500	12/01/16	2,000	2,010,400

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Distribution/Wholesale (cont’d.)
Brightstar Corp., (Continued)
Sr. Unsec’d. Notes, 144A (original cost $3,684,750; purchased 08/05/14)(e)(f)	7.250%	08/01/18	3,400	$3,536,000
WW Grainger, Inc., Sr. Unsec’d. Notes	4.600	06/15/45	4,715	5,021,824

				10,568,224

Diversified Financial Services 1.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes(c)	4.625	07/01/22	3,650	3,727,562
American Express Co.,
Jr. Sub. Notes	4.900(a)	12/31/49	8,100	7,857,000
Jr. Sub. Notes(c)	5.200(a)	12/31/49	2,750	2,750,000
Sr. Unsec’d. Notes	2.650	12/02/22	8,090	7,915,855
Sub. Notes(c)	3.625	12/05/24	10,355	10,353,830
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	2.375	05/26/20	26,300	26,265,100
Ameriprise Financial, Inc., Sr. Unsec’d. Notes(c)	3.700	10/15/24	5,400	5,522,434
Capital One Bank USA NA,
Sr. Unsec’d. Notes(c)	2.300	06/05/19	4,075	4,048,651
Sub. Notes	3.375	02/15/23	7,900	7,730,363
CoreLogic, Inc., Gtd. Notes	7.250	06/01/21	2,000	2,105,000
Discover Financial Services, Sr. Unsec’d. Notes(c)	3.750	03/04/25	11,835	11,517,491
GE Capital International Funding Co.,
Gtd. Notes, 144A	2.342	11/15/20	11,273	11,305,354
Gtd. Notes, 144A	4.418	11/15/35	12,587	13,062,638
General Electric Capital Corp.,
Sr. Unsec’d. Notes, GMTN	2.200	01/09/20	4,206	4,247,618
Sr. Unsec’d. Notes, GMTN	6.875	01/10/39	2,718	3,697,994
Sr. Unsec’d. Notes, MTN	5.875	01/14/38	906	1,118,176
Sub. Notes	5.300	02/11/21	157	179,221
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290	10/10/19	1,662	1,658,273
HSBC Finance Capital Trust IX (United Kingdom), Gtd. Notes	5.911(a)	11/30/35	900	900,900
HSBC Finance Corp., Sub. Notes	6.676	01/15/21	145	168,628
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A(c)	7.125	09/01/18	1,900	2,104,250
Sr. Unsec’d. Notes	5.750	05/15/16	575	585,425

See Notes to Financial Statements.

Prudential Total Return Bond Fund	49

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
International Lease Finance Corp., (Continued)
Sr. Unsec’d. Notes	6.250%	05/15/19	700	$761,250
Sr. Unsec’d. Notes	8.750	03/15/17	18,530	19,989,237
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500	01/20/43	1,425	1,394,713
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(h)	6.875(a)	05/02/18	745	56,844
Navient Corp.,
Sr. Unsec’d. Notes, MTN	4.625	09/25/17	11,150	11,274,880
Sr. Unsec’d. Notes, MTN	6.000	01/25/17	1,250	1,282,750
Sr. Unsec’d. Notes, MTN	6.250	01/25/16	630	635,512
Sr. Unsec’d. Notes, MTN(c)	8.450	06/15/18	5,400	5,791,500
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000	09/13/16	4,210	4,235,117
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A	1.046(a)	07/03/33	126	108,390
Springleaf Finance Corp.,
Gtd. Notes, MTN	5.400	12/01/15	100	100,188
Gtd. Notes, MTN	6.900	12/15/17	500	526,250
Synchrony Financial, Sr. Unsec’d. Notes	2.700	02/03/20	16,094	15,870,084

				190,848,478

Electric 2.7%
AES Corp. (The), Sr. Unsec’d. Notes	5.500	04/15/25	25,000	23,250,000
American Electric Power Co., Inc., Sr. Unsec’d. Notes	2.950	12/15/22	2,100	2,038,978
Appalachian Power Co., Sr. Unsec’d. Notes(c)	3.400	06/01/25	15,645	15,391,488
Calpine Corp.,
Sr. Sec’d. Notes, 144A(c)	7.875	01/15/23	28,550	30,655,562
Sr. Unsec’d. Notes(c)	5.375	01/15/23	1,600	1,530,000
Sr. Unsec’d. Notes(c)	5.750	01/15/25	1,675	1,587,063
Commonwealth Edison Co.,
First Mortgage Bonds	3.700	03/01/45	2,665	2,442,771
First Mortgage Bonds	6.450	01/15/38	690	891,318
DPL, Inc.,
Sr. Unsec’d. Notes	6.750	10/01/19	2,875	2,946,875
Sr. Unsec’d. Notes	7.250	10/15/21	7,975	8,004,906

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Duke Energy Carolinas LLC,
First Mortgage Bonds	4.250%	12/15/41	6,000	$6,120,222
First Ref. Mortgage(c)	3.750	06/01/45	3,045	2,880,028
First Ref. Mortgage	4.000	09/30/42	1,025	1,009,657
Duke Energy Progress, Inc., First Mortgage Bonds	4.100	03/15/43	2,410	2,383,825
Dynegy, Inc.,
Gtd. Notes	6.750	11/01/19	20,925	20,872,687
Gtd. Notes	7.375	11/01/22	14,315	14,350,787
El Paso Electric Co., Sr. Unsec’d. Notes	6.000	05/15/35	750	897,992
Electricite De France SA (France), Sr. Unsec’d. Notes, 144A	2.350	10/13/20	28,225	27,909,388
Entergy Arkansas, Inc., First Mortgage Bonds	3.050	06/01/23	1,200	1,186,207
Entergy Corp.,
Sr. Unsec’d. Notes	4.000	07/15/22	9,860	10,133,369
Sr. Unsec’d. Notes	4.700	01/15/17	2,475	2,548,564
Eversource Energy, Sr. Unsec’d. Notes	3.150	01/15/25	5,370	5,281,588
Exelon Corp., Sr. Unsec’d. Notes(c)	3.950	06/15/25	16,910	17,070,324
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes	2.950	01/15/20	21,135	21,217,046
Sr. Unsec’d. Notes	6.200	10/01/17	750	802,273
Sr. Unsec’d. Notes	6.250	10/01/39	800	852,474
FirstEnergy Corp., Sr. Unsec’d. Notes	7.375	11/15/31	2,310	2,756,599
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	1,175	1,207,592
Georgia Power Co., Sr. Unsec’d. Notes	4.750	09/01/40	1,050	1,038,251
Iberdrola International BV (Spain), Gtd. Notes	6.750	09/15/33	15	17,379
Nevada Power Co., General Ref. Mortgage	5.375	09/15/40	500	561,934
NiSource Finance Corp.,
Gtd. Notes	4.800	02/15/44	3,865	4,000,364
Gtd. Notes	5.450	09/15/20	355	393,790
NRG Energy, Inc.,
Gtd. Notes(c)	6.250	07/15/22	7,150	6,578,000
Gtd. Notes(c)	6.625	03/15/23	5,250	4,882,500
Gtd. Notes	7.875	05/15/21	8,768	8,724,160
Gtd. Notes	8.250	09/01/20	12,650	12,966,250
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes	2.950	04/01/25	5,995	5,725,501
Sr. Sec’d. Notes	6.800	09/01/18	545	615,584

See Notes to Financial Statements.

Prudential Total Return Bond Fund	51

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes	3.500%	06/15/25	8,380	$8,466,415
Sr. Unsec’d. Notes(c)	4.300	03/15/45	2,865	2,855,242
Sr. Unsec’d. Notes	4.450	04/15/42	1,800	1,817,752
PacifiCorp, First Mortgage Bonds(c)	3.350	07/01/25	9,960	10,108,862
Peco Energy Co., First Ref. Mortgage(c)	4.800	10/15/43	6,449	6,943,845
Progress Energy, Inc., Sr. Unsec’d. Notes	3.150	04/01/22	4,000	3,984,800
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650	09/01/42	1,990	1,836,543
Puget Sound Energy, Inc., Sr. Sec’d. Notes	4.434	11/15/41	2,550	2,646,928
Southern California Edison Co., First Mortgage Bonds	2.400	02/01/22	5,165	5,073,275
Southern Power Co., Sr. Unsec’d. Notes	5.150	09/15/41	725	697,588
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	6.650	05/15/18	625	661,603

				318,816,149

Electrical Components & Equipment
WireCo WorldGroup, Inc., Gtd. Notes	9.500	05/15/17	1,000	910,000

Electronics 0.1%
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes(c)	4.700	09/15/22	2,900	2,918,850
Sr. Unsec’d. Notes	5.625	12/15/20	4,700	4,989,191

				7,908,041

Engineering/Construction
Odebrecht Finance Ltd. (Brazil),
Gtd. Notes, RegS (original cost $875,000; purchased 09/24/14)(e)(f)	7.125	06/26/42	800	476,000
Gtd. Notes, 144A (original cost $403,750; purchased 06/24/15)(e)(f)	4.375	04/25/25	500	301,000
Gtd. Notes, 144A (original cost $2,763,000; purchased 06/19/14 - 07/07/14)(e)(f)	5.250	06/27/29	2,775	1,599,094
Gtd. Notes, 144A (original cost $3,278,701; purchased 10/22/12)(e)(f)	7.125	06/26/42	2,820	1,677,900

				4,053,994

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Entertainment 0.5%
Cinemark USA, Inc.,
Gtd. Notes	4.875%	06/01/23	16,919	$16,686,364
Gtd. Notes	5.125	12/15/22	5,350	5,376,750
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes(c)	4.875	11/01/20	6,000	6,180,000
Gtd. Notes(c)	5.375	11/01/23	8,650	8,733,213
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $5,118,750; purchased 09/22/14)(e)(f)	5.000	08/01/18	5,000	5,162,500
Pinnacle Entertainment, Inc.,
Gtd. Notes	6.375	08/01/21	3,000	3,195,000
Gtd. Notes	7.500	04/15/21	1,030	1,085,363
Gtd. Notes	8.750	05/15/20	2,950	3,071,687
Scientific Games International, Inc., Gtd. Notes	10.000	12/01/22	9,000	7,965,000

				57,455,877

Environmental Control 0.1%
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250	12/01/20	6,000	6,240,000
Waste Management, Inc., Gtd. Notes	4.100	03/01/45	1,495	1,391,153

				7,631,153

Food 1.2%
Bertin SA/Bertin Finance Ltd. (Brazil), Gtd. Notes, 144A	10.250	10/05/16	360	380,250
BRF SA (Brazil),
Sr. Unsec’d. Notes, 144A	3.950	05/22/23	1,425	1,362,656
Sr. Unsec’d. Notes, 144A	4.750	05/22/24	3,150	3,119,130
ConAgra Foods, Inc., Sr. Unsec’d. Notes, Series NOTE	0.687(a)	07/21/16	2,100	2,093,578
Delhaize Group SA (Belgium), Gtd. Notes	5.700	10/01/40	750	794,092
ESAL GmbH (Brazil), Gtd. Notes, 144A	6.250	02/05/23	800	780,000
JBS Investments GmbH (Brazil), Gtd. Notes, 144A	7.750	10/28/20	6,730	7,170,815
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A (original cost $2,385,675; purchased 12/07/11 - 12/08/11)(c)(e)(f)	7.250	06/01/21	2,580	2,699,325

See Notes to Financial Statements.

Prudential Total Return Bond Fund	53

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Food (cont’d.)
JBS USA LLC/JBS USA Finance, Inc. (Brazil), (Continued)
Gtd. Notes, 144A (original cost $12,130,608; purchased 01/25/12 - 06/10/15)(c)(e)(f)	8.250%	02/01/20		11,485	$12,030,538
Sr. Unsec’d. Notes, 144A (original cost $9,225,000; purchased 05/20/15)(e)(f)	5.750	06/15/25		9,225	8,925,188
Sr. Unsec’d. Notes, 144A (original cost $1,526,630; purchased 07/31/14)(e)(f)	5.875	07/15/24		1,544	1,513,120
JM Smucker Co. (The), Gtd. Notes	3.000	03/15/22		11,465	11,472,269
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes	6.125	08/23/18		495	549,871
Sr. Unsec’d. Notes	6.500	02/09/40		1,910	2,298,719
Kraft Heinz Foods Co., Gtd. Notes, 144A(c)	5.000	07/15/35		6,940	7,239,336
Kroger Co. (The),
Sr. Unsec’d. Notes	2.950	11/01/21		18,925	18,947,331
Sr. Unsec’d. Notes	3.300	01/15/21		9,215	9,468,044
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250	02/10/22		2,270	2,451,600
Picard Groupe SA (France), Sr. Sec’d. Notes, 144A	4.250(a)	08/01/19	EUR	3,275	3,613,635
Sigma Alimentos SA de CV (Mexico), Gtd. Notes, RegS	5.625	04/14/18		1,750	1,859,200
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625	08/15/22		3,425	3,664,750
Stretford 79 PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.750	07/15/24	GBP	1,441	1,963,193
Tyson Foods, Inc.,
Gtd. Notes(c)	5.150	08/15/44		9,690	10,153,298
Gtd. Notes	6.600	04/01/16		5,005	5,115,636
Wm Wrigley Jr. Co.,
Sr. Unsec’d. Notes, 144A	2.400	10/21/18		9,205	9,351,498
Sr. Unsec’d. Notes, 144A(c)	3.375	10/21/20		14,967	15,512,577

					144,529,649

Food Service
ARAMARK Services, Inc., Gtd. Notes(c)	5.750	03/15/20		3,200	3,340,000

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Gas 0.2%
AGL Capital Corp., Gtd. Notes	4.400%	06/01/43	2,700	$2,580,736
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850	01/15/41	1,130	1,302,126
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800	11/01/43	250	243,484
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A (original cost $9,013,893; purchased 07/17/14 - 06/16/15)(e)(f)	6.375	03/30/38	8,734	8,428,785
Sempra Energy,
Sr. Unsec’d. Notes	2.300	04/01/17	2,060	2,079,928
Sr. Unsec’d. Notes	2.400	03/15/20	9,090	9,035,224
Sr. Unsec’d. Notes	6.500	06/01/16	750	773,462

				24,443,745

Healthcare - Products 0.6%
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.734	12/15/24	8,655	8,855,415
Boston Scientific Corp., Sr. Unsec’d. Notes	2.850	05/15/20	7,185	7,180,610
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250	01/15/19	6,500	6,483,750
Medtronic, Inc.,
Gtd. Notes	3.500	03/15/25	18,525	18,969,526
Gtd. Notes	4.375	03/15/35	10,295	10,661,626
Gtd. Notes	4.625	03/15/45	4,220	4,436,347
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	2.000	04/01/18	10,880	10,883,231
Sr. Unsec’d. Notes	2.700	04/01/20	7,750	7,727,370

				75,197,875

Healthcare - Services 2.5%
Aetna, Inc.,
Sr. Unsec’d. Notes	3.500	11/15/24	13,900	14,004,750
Sr. Unsec’d. Notes	4.125	11/15/42	1,775	1,668,181
Sr. Unsec’d. Notes	4.500	05/15/42	1,150	1,161,842
Sr. Unsec’d. Notes	6.750	12/15/37	5,365	6,662,284
Anthem, Inc., Sr. Unsec’d. Notes	4.650	01/15/43	1,855	1,824,348
Baylor Scott & White Holdings, Unsec’d. Notes	4.185	11/15/45	5,750	5,442,864
CHS/Community Health Systems, Inc.,
Gtd. Notes(c)	6.875	02/01/22	13,211	13,310,082
Gtd. Notes(c)	7.125	07/15/20	6,000	6,150,000
Gtd. Notes	8.000	11/15/19	9,127	9,492,080
Sr. Sec’d. Notes(c)	5.125	08/15/18	2,600	2,648,750

See Notes to Financial Statements.

Prudential Total Return Bond Fund	55

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare - Services (cont’d.)
Cigna Corp.,
Sr. Unsec’d. Notes(c)	3.250%	04/15/25	23,430	$22,795,141
Sr. Unsec’d. Notes	4.000	02/15/22	1,000	1,040,756
Sr. Unsec’d. Notes	5.375	03/15/17	965	1,009,640
Sr. Unsec’d. Notes	5.375	02/15/42	2,225	2,454,208
Sr. Unsec’d. Notes	5.875	03/15/41	905	1,047,988
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes	5.450	06/15/21	500	556,910
Sr. Unsec’d. Notes	5.950	03/15/17	1,775	1,882,822
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A	4.125	10/15/20	20,300	20,731,375
Gtd. Notes, 144A	6.500	09/15/18	2,400	2,634,000
HCA Holdings, Inc., Sr. Unsec’d. Notes(c)	6.250	02/15/21	2,500	2,731,250
HCA, Inc.,
Gtd. Notes(c)	5.375	02/01/25	16,000	16,420,000
Gtd. Notes	7.500	02/15/22	3,250	3,737,500
Gtd. Notes	8.000	10/01/18	2,475	2,806,031
Sr. Sec’d. Notes	4.250	10/15/19	11,125	11,458,194
Sr. Sec’d. Notes(c)	5.000	03/15/24	2,250	2,317,500
Sr. Sec’d. Notes(c)	5.250	04/15/25	10,000	10,350,000
HealthSouth Corp.,
Gtd. Notes	5.125	03/15/23	2,250	2,210,625
Gtd. Notes(c)	5.750	11/01/24	10,300	10,300,000
Humana, Inc., Sr. Unsec’d. Notes	2.625	10/01/19	3,375	3,403,941
Kindred Healthcare, Inc., Gtd. Notes, 144A	8.000	01/15/20	8,575	8,982,313
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.625	02/01/20	1,970	1,966,180
Sr. Unsec’d. Notes	3.200	02/01/22	9,220	9,103,293
Sr. Unsec’d. Notes	4.625	11/15/20	6,355	6,771,030
LifePoint Hospitals, Inc., Gtd. Notes	6.625	10/01/20	6,830	7,069,050
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52	675	617,963
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.024	08/01/45	2,625	2,452,931
NYU Hospitals Center, Unsec’d. Notes	4.784	07/01/44	6,375	6,420,263
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	2.500	03/30/20	9,855	9,770,907
Sr. Unsec’d. Notes(c)	3.500	03/30/25	13,980	13,528,614

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare - Services (cont’d.)
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350%	09/30/24		1,390	$1,431,911
Select Medical Corp., Gtd. Notes(c)	6.375	06/01/21		12,000	10,620,000
Tenet Healthcare Corp., Sr. Unsec’d. Notes	5.500	03/01/19		9,600	9,456,000
Texas Health Resources, Sec’d. Notes	4.330	11/15/55		3,450	3,347,676
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.950	10/15/42		625	588,959
Sr. Unsec’d. Notes	4.375	03/15/42		3,380	3,377,472
Sr. Unsec’d. Notes	4.625	07/15/35		11,315	12,007,308
Sr. Unsec’d. Notes	4.625	11/15/41		1,725	1,795,951
Sr. Unsec’d. Notes	5.700	10/15/40		185	219,552
Sr. Unsec’d. Notes	5.800	03/15/36		130	154,504
Sr. Unsec’d. Notes	5.950	02/15/41		490	587,638
Sr. Unsec’d. Notes	6.625	11/15/37		475	620,072

					293,142,649

Holding Companies - Diversified 0.2%
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $3,561,250; purchased 08/04/14)(e)(f)	7.500	08/15/19		3,500	3,517,500
CeramTec Group GmbH (Germany), Gtd. Notes, 144A	8.250	08/15/21	EUR	500	595,873
Horizon Pharma Financing, Inc., Sr. Unsec’d. Notes, 144A(c)	6.625	05/01/23		3,425	2,962,625
MUFG Americas Holdings Corp, Sr. Unsec’d. Notes(c)	2.250	02/10/20		16,675	16,544,618

					23,620,616

Home Builders 0.5%
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500	12/15/20		3,000	3,007,500
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A(c)	6.125	07/01/22		16,000	15,720,000
CalAtlantic Group, Inc.,
Gtd. Notes	5.875	11/15/24		5,000	5,250,000
Gtd. Notes	6.250	12/15/21		12,500	13,531,250
Gtd. Notes	8.375	05/15/18		11,798	13,567,700

See Notes to Financial Statements.

Prudential Total Return Bond Fund	57

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%	04/15/21	7,000	$7,052,500

				58,128,950

Insurance 1.7%
ACE INA Holdings, Inc.,
Gtd. Notes(c)	3.150	03/15/25	7,260	7,212,447
Gtd. Notes	3.350	05/03/26	7,000	7,023,688
Gtd. Notes	4.350	11/03/45	1,160	1,174,278
Allied World Assurance Co. Holdings Ltd.,
Gtd. Notes	5.500	11/15/20	240	264,870
Gtd. Notes	7.500	08/01/16	890	930,416
American International Group, Inc.,
Sr. Unsec’d. Notes(c)	3.875	01/15/35	9,075	8,502,585
Sr. Unsec’d. Notes(c)	4.500	07/16/44	6,135	6,007,729
Sr. Unsec’d. Notes	4.875	06/01/22	280	311,385
Arch Capital Group US, Inc., Gtd. Notes	5.144	11/01/43	2,250	2,301,822
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(c)	4.500	02/11/43	4,290	4,351,845
Chubb Corp. (The), Jr. Sub. Notes(c)	6.375(a)	04/15/37	650	624,000
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A	5.100(a)	12/29/49	2,135	2,223,069
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000	07/15/34	525	626,241
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	4.300	04/15/43	480	459,266
Sr. Unsec’d. Notes	5.125	04/15/22	1,200	1,327,957
Sr. Unsec’d. Notes	5.950	10/15/36	755	892,211
Sr. Unsec’d. Notes	6.100	10/01/41	995	1,192,353
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.850	08/01/44	6,650	6,556,361
Gtd. Notes, 144A	4.950	05/01/22	1,325	1,427,976
Gtd. Notes, 144A	5.000	06/01/21	350	376,757
Gtd. Notes, 144A	6.500	05/01/42	5,155	6,160,297
Sr. Unsec’d. Notes, 144A	6.500	03/15/35	1,190	1,414,153
Lincoln National Corp.,
Jr. Sub. Notes(c)	6.050(a)	04/20/67	940	780,200
Sr. Unsec’d. Notes	3.350	03/09/25	8,115	7,918,682
Sr. Unsec’d. Notes	4.200	03/15/22	865	915,108
Sr. Unsec’d. Notes	6.150	04/07/36	3,440	4,020,417

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Lincoln National Corp., (Continued)
Sr. Unsec’d. Notes	6.300%	10/09/37	4,015	$4,775,742
Sr. Unsec’d. Notes	7.000	06/15/40	6,530	8,365,994
Sr. Unsec’d. Notes	8.750	07/01/19	800	977,904
Markel Corp.,
Sr. Unsec’d. Notes	4.900	07/01/22	2,750	2,976,457
Sr. Unsec’d. Notes	5.000	03/30/43	300	304,865
Sr. Unsec’d. Notes	7.125	09/30/19	6,680	7,771,686
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A	5.375	12/01/41	1,260	1,359,618
Sub. Notes, 144A	8.875	06/01/39	550	820,419
MetLife Capital Trust IV, Jr. Sub. Notes, 144A	7.875	12/15/37	759	941,160
MetLife, Inc.,
Sr. Unsec’d. Notes	4.368	09/15/23	3,300	3,574,382
Sr. Unsec’d. Notes	4.875	11/13/43	8,995	9,621,952
Sr. Unsec’d. Notes	5.700	06/15/35	1,090	1,286,481
Sr. Unsec’d. Notes	7.717	02/15/19	2,750	3,235,191
New York Life Global Funding, Sec’d. Notes, 144A	1.950	02/11/20	13,080	12,953,098
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100(a)	10/16/44	7,870	8,204,475
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063	03/30/40	979	1,180,035
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375	04/30/20	360	409,870
Principal Financial Group, Inc.,
Gtd. Notes	4.350	05/15/43	3,100	2,893,745
Gtd. Notes	4.625	09/15/42	275	269,731
Progressive Corp. (The),
Jr. Sub. Notes	6.700(a)	06/15/37	365	366,825
Sr. Unsec’d. Notes	3.700	01/26/45	10,070	9,086,191
Swiss Re Treasury US Corp., Gtd. Notes, 144A(c)	4.250	12/06/42	5,235	5,015,392
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A(c)	4.900	09/15/44	8,119	8,412,721
Sub. Notes, 144A	6.850	12/16/39	830	1,042,791

See Notes to Financial Statements.

Prudential Total Return Bond Fund	59

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
TIAA Asset Management Finance LLC, Sr. Unsec’d. Notes, 144A (original cost $15,918,750; purchased 02/12/15 - 03/10/15)(e)(f)	2.950%	11/01/19	15,630	$15,825,703
Unum Group, Sr. Unsec’d. Notes	5.625	09/15/20	225	250,822
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.625	03/15/22	2,675	2,840,858
Sr. Unsec’d. Notes	5.375	09/15/20	2,235	2,482,701
Willis Group Holdings PLC, Gtd. Notes	4.125	03/15/16	630	636,110
XL Group PLC (Ireland), Jr. Sub. Notes	6.500(a)	12/31/49	260	207,402

				193,086,434

Iron/Steel 0.1%
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes(c)	5.125	06/01/20	1,975	1,897,856
Sr. Unsec’d. Notes	6.125	06/01/18	3,300	3,308,250
Sr. Unsec’d. Notes(c)	7.000	02/25/22	2,400	2,274,000
EVRAZ Group SA (Russia),
Sr. Unsec’d. Notes, RegS	6.750	04/27/18	1,000	1,005,000
Sr. Unsec’d. Notes, RegS(c)	7.400	04/24/17	400	413,050
Gerdau Trade, Inc. (Brazil), Gtd. Notes, 144A	5.750	01/30/21	200	184,400

				9,082,556

Leisure Time 0.1%
Carnival Corp., Gtd. Notes	1.200	02/05/16	3,025	3,028,373
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $5,196,375; purchased 05/06/15)(e)(f)	8.500	10/15/22	4,650	5,056,875

				8,085,248

Lodging 0.7%
Boyd Gaming Corp., Gtd. Notes	9.000	07/01/20	8,405	9,056,387
Hilton Worldwide Finance LLC, Gtd. Notes(c)	5.625	10/15/21	5,000	5,233,350
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.000	03/01/19	15,770	16,100,429
Sr. Unsec’d. Notes	6.375	06/15/17	6,055	6,506,073
MGM Resorts International,
Gtd. Notes(c)	6.000	03/15/23	8,000	8,120,000
Gtd. Notes(c)	6.625	12/15/21	1,875	2,001,563
Gtd. Notes	8.625	02/01/19	23,247	26,269,110

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Lodging (cont’d.)
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(c)	7.150%	12/01/19	4,840	$5,583,681
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes	2.500	03/01/18	1,375	1,376,940
Sr. Unsec’d. Notes	2.950	03/01/17	5,370	5,435,777
Sr. Unsec’d. Notes	5.625	03/01/21	980	1,056,777
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Gtd. Notes, 144A	5.500	03/01/25	500	469,275

				87,209,362

Machinery - Diversified
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200	01/15/98	1,500	1,532,028
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	1,505	1,626,220

				3,158,248

Media 2.0%
21st Century Fox America, Inc.,
Gtd. Notes(c)	4.500	02/15/21	4,122	4,464,691
Gtd. Notes(c)	6.150	03/01/37	2,325	2,676,805
Gtd. Notes	6.900	08/15/39	160	195,975
Gtd. Notes	7.625	11/30/28	550	708,885
AMC Networks, Inc., Gtd. Notes	7.750	07/15/21	5,685	6,097,162
British Sky Broadcasting Group PLC (United Kingdom),
Gtd. Notes, 144A	2.625	09/16/19	1,900	1,911,009
Gtd. Notes, 144A	6.100	02/15/18	90	97,938
CBS Corp., Gtd. Notes	1.950	07/01/17	1,950	1,961,524
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes, 144A(c)	5.125	05/01/23	9,900	9,924,750
Gtd. Notes, 144A(c)	5.375	05/01/25	6,100	6,039,000
Gtd. Notes, 144A(c)	5.875	05/01/27	5,450	5,450,000
Gtd. Notes(c)	5.750	01/15/24	1,100	1,116,500
Gtd. Notes	6.500	04/30/21	10,000	10,493,750
Gtd. Notes(c)	7.000	01/15/19	6,823	7,010,632
CCO Safari II LLC,
Sr. Sec’d. Notes, 144A	6.384	10/23/35	8,170	8,415,819
Sr. Sec’d. Notes, 144A	6.484	10/23/45	9,815	10,178,076
Sr. Sec’d. Notes, 144A	6.834	10/23/55	2,600	2,634,549

See Notes to Financial Statements.

Prudential Total Return Bond Fund	61

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	6.500%	11/15/22		803	$827,090
Gtd. Notes, Series B(c)	6.500	11/15/22		2,172	2,264,310
Comcast Corp.,
Gtd. Notes(c)	3.375	08/15/25		27,650	28,139,820
Gtd. Notes(c)	4.600	08/15/45		2,975	3,081,448
Gtd. Notes	6.450	03/15/37		360	451,523
Gtd. Notes	6.950	08/15/37		1,720	2,290,854
CSC Holdings LLC,
Sr. Unsec’d. Notes	7.625	07/15/18		715	758,794
Sr. Unsec’d. Notes(c)	8.625	02/15/19		20	21,250
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150	03/15/42		2,700	2,568,918
DISH DBS Corp.,
Gtd. Notes	7.125	02/01/16		29,065	29,418,140
Gtd. Notes(c)	7.875	09/01/19		9,850	10,808,306
Historic TW, Inc., Gtd. Notes	6.625	05/15/29		1,198	1,464,129
Liberty Interactive LLC, Sr. Unsec’d. Notes(c)	8.250	02/01/30		5,000	5,150,000
Myriad International Holdings BV (South Africa),
Gtd. Notes, RegS	6.000	07/18/20		1,300	1,384,708
Gtd. Notes, RegS	6.375	07/28/17		2,000	2,097,128
Gtd. Notes, 144A	6.375	07/28/17		5,720	5,997,786
Sinclair Television Group, Inc., Gtd. Notes, 144A(c)	5.625	08/01/24		4,837	4,740,260
TEGNA, Inc., Gtd. Notes, 144A	4.875	09/15/21		1,600	1,584,000
Time Warner Cable, Inc., Gtd. Notes	6.750	07/01/18		1,565	1,736,950
Time Warner, Inc.,
Gtd. Notes	4.050	12/15/23		17,030	17,688,363
Gtd. Notes	6.200	03/15/40		2,600	2,941,099
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A	5.125	01/21/23	EUR	3,780	4,406,079
Sr. Sec’d. Notes, 144A	5.500	09/15/22	EUR	3,083	3,620,170
Unitymedia KabelBW GmbH (Germany), Sr. Sec’d. Notes, 144A(c)	6.125	01/15/25		8,000	8,190,000
Univision Communications, Inc., Sr. Sec’d. Notes, 144A (original cost $10,847,125; purchased 04/13/15)(e)(f)	5.125	02/15/25		10,700	10,512,750

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Viacom, Inc.,
Sr. Unsec’d. Notes(c)	4.500	02/27/42	1,851	1,423,460
Sr. Unsec’d. Notes	4.875%	06/15/43	380	$306,291

				233,250,691

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp., Sr. Unsec’d. Notes	3.250	06/15/25	31,825	31,783,532

Mining 0.5%
Alcoa, Inc., Sr. Unsec’d. Notes(c)	5.125	10/01/24	7,515	7,449,244
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	1.271(a)	04/15/16	2,000	1,990,120
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(c)	6.750(a)	10/19/75	17,075	17,437,844
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625	06/09/21	2,405	2,358,437
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.000	04/15/20	5,000	4,662,500
Sr. Unsec’d. Notes, 144A	6.250	11/15/22	2,950	2,529,625
Newmont Mining Corp., Gtd. Notes	6.250	10/01/39	85	78,907
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes(c)	3.875	04/23/25	6,650	6,272,592
Sr. Unsec’d. Notes	5.875	04/23/45	10,000	8,741,580
Sr. Unsec’d. Notes	6.750	04/16/40	2,750	2,623,662
Sr. Unsec’d. Notes	7.500	07/27/35	2,055	2,130,135

				56,274,646

Miscellaneous Manufacturing 0.4%
General Electric Co.,
Sr. Unsec’d. Notes(c)	4.125	10/09/42	605	594,635
Sr. Unsec’d. Notes(c)	4.500	03/11/44	900	933,533
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	3.550	11/01/24	3,855	3,817,156
Koppers, Inc., Gtd. Notes	7.875	12/01/19	9,000	9,000,000
Pentair Finance SA (United Kingdom), Gtd. Notes	1.875	09/15/17	1,075	1,065,572
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A(c)	3.250	05/27/25	24,400	24,645,293
Textron, Inc., Sr. Unsec’d. Notes	7.250	10/01/19	800	923,655

				40,979,844

See Notes to Financial Statements.

Prudential Total Return Bond Fund	63

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Office & Business Equipment 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes(c)	5.500%	12/01/24	9,600	$10,056,000
Xerox Corp., Sr. Unsec’d. Notes	2.950	03/15/17	6,100	6,162,568

				16,218,568

Oil & Gas 1.1%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes	0.291(i)	10/10/36	5,000	1,938,700
Sr. Unsec’d. Notes	6.375	09/15/17	7,890	8,495,739
Sr. Unsec’d. Notes	6.450	09/15/36	50	56,250
Sr. Unsec’d. Notes	6.950	06/15/19	175	198,501
Sr. Unsec’d. Notes	7.950	06/15/39	1,600	2,063,944
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	3.561	11/01/21	1,615	1,683,356
Gtd. Notes	4.500	10/01/20	435	477,270
California Resources Corp., Gtd. Notes(c)	6.000	11/15/24	3,775	2,567,000
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	0.702(a)	03/30/16	1,900	1,894,849
Sr. Unsec’d. Notes	5.900	02/01/18	9,325	9,991,038
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750	11/15/39	2,950	3,107,197
Devon Energy Corp.,
Sr. Unsec’d. Notes(c)	5.000	06/15/45	10,515	9,755,197
Sr. Unsec’d. Notes	7.950	04/15/32	2,450	3,010,442
Devon Financing Corp. LLC, Gtd. Notes	7.875	09/30/31	10,000	12,269,050
Kerr-McGee Corp., Gtd. Notes	6.950	07/01/24	1,060	1,242,824
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	7.250	11/05/19	1,375	1,485,275
Nabors Industries, Inc., Gtd. Notes(c)	4.625	09/15/21	12,740	11,596,776
Noble Energy, Inc.,
Sr. Unsec’d. Notes(c)	3.900	11/15/24	5,950	5,663,668
Sr. Unsec’d. Notes	4.150	12/15/21	7,450	7,535,049
Sr. Unsec’d. Notes	5.250	11/15/43	360	331,604
Sr. Unsec’d. Notes	6.000	03/01/41	1,272	1,269,013
Pacific Rubiales Energy Corp. (Colombia),
Gtd. Notes, 144A	5.375	01/26/19	9,340	4,062,900
Gtd. Notes, 144A	7.250	12/12/21	3,500	1,435,000
Gtd. Notes, RegS	5.375	01/26/19	500	217,500
Phillips 66,
Gtd. Notes	2.950	05/01/17	795	812,957

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Phillips 66, (Continued)
Gtd. Notes(c)	4.650%	11/15/34		2,970	$2,963,517
Gtd. Notes	4.875	11/15/44		2,830	2,813,026
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875	05/01/18		700	761,744
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A	5.400	02/14/22		4,773	5,233,528
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500	11/14/22		11,600	11,397,000
Southwestern Energy Co.,
Sr. Unsec’d. Notes	3.300	01/23/18		4,415	4,333,000
Sr. Unsec’d. Notes(c)	4.050	01/23/20		4,555	4,388,875
Sr. Unsec’d. Notes	7.500	02/01/18		850	902,957

					125,954,746

Oil & Gas Services
Cameron International Corp., Sr. Unsec’d. Notes	5.950	06/01/41		2,775	3,092,807
Halliburton Co., Sr. Unsec’d. Notes(c)	4.500	11/15/41		485	461,574
Schahin II Finance Co. SPV Ltd. (Brazil), Sr. Sec’d. Notes, 144A (original cost $511,499; purchased 03/27/12)(e)(f)(h)	5.875	09/25/22		504	107,087

					3,661,468

Packaging & Containers 0.2%
Ball Corp., Gtd. Notes(c)	5.250	07/01/25		10,050	10,213,313
Greif, Inc., Sr. Unsec’d. Notes	7.750	08/01/19		1,225	1,373,531
Greif Neveda Holdings SCS, Sr. Unsec’d. Notes, MTN	7.375	07/15/21	EUR	730	935,294
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A(c)	5.875	08/15/23		2,825	2,998,031
Gtd. Notes, 144A	6.375	08/15/25		1,950	2,076,750
Rock-Tenn Co.,
Gtd. Notes	4.450	03/01/19		1,140	1,203,331
Gtd. Notes	4.900	03/01/22		1,700	1,823,804

					20,624,054

See Notes to Financial Statements.

Prudential Total Return Bond Fund	65

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Paper & Forest Products 0.3%
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original cost $5,036,312; purchased 12/20/12)(e)(f)	7.375%	12/01/25	3,697	$4,649,255
International Paper Co.,
Sr. Unsec’d. Notes(c)	3.650	06/15/24	2,250	2,225,122
Sr. Unsec’d. Notes	4.800	06/15/44	6,940	6,451,355
Sr. Unsec’d. Notes(c)	5.000	09/15/35	6,990	7,035,099
Sr. Unsec’d. Notes	5.150	05/15/46	3,605	3,535,056
Sr. Unsec’d. Notes	5.250	04/01/16	3,600	3,661,153
Sr. Unsec’d. Notes	6.000	11/15/41	2,290	2,523,440
Sr. Unsec’d. Notes	7.300	11/15/39	1,075	1,293,890
Sr. Unsec’d. Notes	9.375	05/15/19	2,225	2,718,403

				34,092,773

Pharmaceuticals 1.6%
Abbott Laboratories, Sr. Unsec’d. Notes(c)	2.950	03/15/25	17,210	17,165,116
AbbVie, Inc.,
Sr. Unsec’d. Notes(c)	3.200	11/06/22	10,995	10,885,578
Sr. Unsec’d. Notes	3.600	05/14/25	12,685	12,469,710
Sr. Unsec’d. Notes	4.500	05/14/35	20,745	19,789,631
Actavis Funding SCS,
Gtd. Notes	3.800	03/15/25	6,805	6,743,333
Gtd. Notes	4.550	03/15/35	10,825	10,317,134
Gtd. Notes(c)	4.750	03/15/45	6,290	6,015,202
Actavis, Inc., Sr. Unsec’d. Notes	1.875	10/01/17	1,000	998,157
Allergan Inc., Gtd. Notes	1.350	03/15/18	2,635	2,593,810
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.250	03/01/25	3,875	3,756,158
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	4.000	09/18/42	1,375	1,336,787
Baxalta, Inc., Sr. Unsec’d. Notes, 144A	5.250	06/23/45	7,115	7,246,450
Cardinal Health, Inc., Sr. Unsec’d. Notes	4.900	09/15/45	2,890	2,949,332
Eli Lilly & Co., Sr. Unsec’d. Notes(c)	2.750	06/01/25	6,045	6,002,123
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.,
Gtd. Notes, 144A(c)	6.000	07/15/23	8,325	8,325,000
Gtd. Notes, 144A(c)	6.000	02/01/25	2,200	2,183,500
Forest Laboratories, Inc.,
Sr. Unsec’d. Notes, 144A	4.875	02/15/21	1,560	1,687,508
Sr. Unsec’d. Notes, 144A	5.000	12/15/21	4,000	4,323,032

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
McKesson Corp., Sr. Unsec’d. Notes	6.000%	03/01/41	4,550	$5,308,039
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes	4.600	06/01/44	3,437	3,173,877
Merck & Co., Inc.,
Sr. Unsec’d. Notes(c)	2.750	02/10/25	17,235	16,910,448
Sr. Unsec’d. Notes	4.150	05/18/43	5,525	5,469,457
Mylan, Inc., Gtd. Notes	2.600	06/24/18	2,800	2,801,047
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400	05/06/44	2,310	2,486,593
Pfizer, Inc., Sr. Unsec’d. Notes(c)	4.300	06/15/43	2,275	2,249,770
Teva Pharmaceutical Finance IV BV (Israel), Gtd. Notes	3.650	11/10/21	1,400	1,406,524
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A(c)	5.500	03/01/23	2,250	1,890,000
Gtd. Notes, 144A	5.875	05/15/23	4,900	4,125,187
Gtd. Notes, 144A(c)	6.750	08/15/18	7,300	7,045,230
Gtd. Notes, 144A	6.750	08/15/21	1,275	1,134,750
Gtd. Notes, 144A	7.500	07/15/21	3,000	2,737,500
Sr. Unsec’d. Notes, 144A(c)	6.125	04/15/25	6,375	5,362,969
Zoetis, Inc., Sr. Unsec’d. Notes	4.700	02/01/43	395	348,791

				187,237,743

Pipelines 0.6%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350	03/15/20	9,250	8,605,848
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.650	06/01/21	510	506,088
Enterprise Products Operating LLC, Gtd. Notes(c)	3.700	02/15/26	18,255	17,351,268
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500	04/01/20	2,009	2,184,828
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200	12/01/42	1,600	1,330,416
Sr. Unsec’d. Notes	4.200	03/15/45	1,180	976,666
Sr. Unsec’d. Notes	4.250	02/01/21	5,500	5,752,742
ONEOK Partners LP, Gtd. Notes	2.000	10/01/17	1,250	1,230,764
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.350	05/15/45	2,105	1,682,737
Western Gas Partners LP,
Sr. Unsec’d. Notes(c)	3.950	06/01/25	8,315	7,593,399
Sr. Unsec’d. Notes	4.000	07/01/22	700	670,042
Sr. Unsec’d. Notes	5.450	04/01/44	875	794,163
Williams Partners LP,
Sr. Unsec’d. Notes(c)	3.900	01/15/25	13,915	11,827,013
Sr. Unsec’d. Notes	4.000	11/15/21	1,475	1,395,410

See Notes to Financial Statements.

Prudential Total Return Bond Fund	67

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Williams Partners LP, (Continued)
Sr. Unsec’d. Notes(c)	4.000%	09/15/25	10,325	$8,786,802
Sr. Unsec’d. Notes	4.900	01/15/45	75	55,365

				70,743,551

Real Estate Investment Trusts (REITs) 0.7%
Brandywine Operating Partnership LP, Gtd. Notes	4.550	10/01/29	2,330	2,277,545
Crown Castle International Corp., Sr. Unsec’d. Notes(c)	4.875	04/15/22	14,000	14,822,500
Health Care REIT, Inc., Sr. Unsec’d. Notes(c)	4.000	06/01/25	10,745	10,639,742
Kimco Realty Corp., Sr. Unsec’d. Notes	3.400	11/01/22	9,340	9,345,258
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500	12/15/17	1,225	1,233,244
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.500	05/01/24	5,025	5,125,500
Realty Income Corp., Sr. Unsec’d. Notes	5.500	11/15/15	1,830	1,832,410
Regency Centers LP, Gtd. Notes	5.875	06/15/17	3,350	3,557,985
Select Income Reit, Sr. Unsec’d. Notes	2.850	02/01/18	4,615	4,634,420
Simon Property Group LP,
Sr. Unsec’d. Notes, 144A	1.500	02/01/18	6,250	6,233,663
Sr. Unsec’d. Notes	2.800	01/30/17	245	249,228
Sr. Unsec’d. Notes	3.375	03/15/22	350	360,526
Sr. Unsec’d. Notes	10.350	04/01/19	600	747,659
Trust F/1401 (Mexico),
Sr. Unsec’d. Notes, RegS	5.250	12/15/24	2,000	2,070,000
Sr. Unsec’d. Notes, 144A(c)	5.250	12/15/24	2,830	2,929,050
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	4.000	04/30/19	17,000	17,805,392

				83,864,122

Retail 1.4%
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes	6.750	05/20/20	9,850	10,207,063
Gtd. Notes(c)	7.000	05/20/22	2,480	2,616,400
Autozone, Inc.,
Sr. Unsec’d. Notes	3.250	04/15/25	20,235	19,824,715
Sr. Unsec’d. Notes	6.950	06/15/16	1,100	1,139,311
Brinker International, Inc., Sr. Unsec’d. Notes	2.600	05/15/18	9,282	9,294,781
Costco Wholesale Corp., Sr. Unsec’d. Notes	1.750	02/15/20	7,525	7,471,994

See Notes to Financial Statements.

68

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Retail (cont’d.)
CVS Health Corp.,
Sr. Unsec’d. Notes(c)	2.750%	12/01/22		10,067	$9,868,277
Sr. Unsec’d. Notes	4.875	07/20/35		4,465	4,700,149
Sr. Unsec’d. Notes	5.125	07/20/45		5,660	6,068,001
Sr. Unsec’d. Notes	5.300	12/05/43		6,640	7,178,497
Dollar General Corp., Gtd. Notes	4.125	07/15/17		13,558	13,904,271
Dollar Tree, Inc.,
Sr. Unsec’d. Notes, 144A	5.250	03/01/20		2,500	2,606,250
Sr. Unsec’d. Notes, 144A(c)	5.750	03/01/23		7,000	7,376,250
Douglas GmbH (Germany), Sr. Sec’d. Notes, 144A	6.250	07/15/22	EUR	4,100	4,749,775
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500	10/15/20		6,555	6,817,200
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.200	04/01/43		955	959,500
JM Smucker Co. (The), Gtd. Notes(c)	3.500	03/15/25		3,620	3,631,334
L Brands, Inc.,
Gtd. Notes	5.625	02/15/22		6,325	6,862,625
Gtd. Notes(c)	5.625	10/15/23		3,225	3,523,313
Gtd. Notes	7.000	05/01/20		4,000	4,582,520
Gtd. Notes	8.500	06/15/19		2,350	2,773,000
Sr. Unsec’d. Notes(c)	6.900	07/15/17		1,900	2,052,000
Lowe’s Cos, Inc., Sr. Unsec’d. Notes	3.375	09/15/25		6,175	6,270,898
Macy’s Retail Holdings, Inc.,
Gtd. Notes	3.875	01/15/22		475	483,437
Gtd. Notes	7.450	07/15/17		2,000	2,187,720
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	6.300	10/15/37		1,960	2,350,573
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21		3,750	3,895,313
QVC, Inc., Sr. Sec’d. Notes	5.125	07/02/22		1,700	1,724,980
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes	5.625	04/15/41		525	628,688
Sr. Unsec’d. Notes	6.500	08/15/37		3,400	4,437,649

					160,186,484

Savings & Loans
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650	12/06/22		3,225	3,190,409

See Notes to Financial Statements.

Prudential Total Return Bond Fund	69

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Semiconductors 0.6%
Freescale Semiconductor, Inc.,
Sr. Sec’d. Notes, 144A	5.000%	05/15/21	4,000	$4,130,000
Sr. Sec’d. Notes, 144A	6.000	01/15/22	16,053	17,096,445
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A(c)	5.250	01/15/24	3,225	3,087,938
Sr. Unsec’d. Notes, 144A	5.625	01/15/26	3,650	3,431,000
Sr. Unsec’d. Notes	5.500	02/01/25	9,000	8,572,500
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.750	06/01/18	12,775	12,806,937
Gtd. Notes, 144A(c)	5.750	02/15/21	2,500	2,612,500
Sensata Technologies BV (Netherlands),
Gtd. Notes, 144A	5.000	10/01/25	11,775	11,495,344
Gtd. Notes, 144A	5.625	11/01/24	4,000	4,070,000

				67,302,664

Software 1.8%
Audatex North America, Inc.,
Gtd. Notes, 144A	6.000	06/15/21	9,000	9,063,090
Gtd. Notes, 144A	6.125	11/01/23	22,625	22,766,406
First Data Corp.,
Gtd. Notes, 144A	7.000	12/01/23	23,500	23,911,250
Gtd. Notes	12.625	01/15/21	47,509	54,457,191
Fiserv, Inc., Sr. Unsec’d. Notes	2.700	06/01/20	5,765	5,771,163
Infor US, Inc., Sr. Unsec’d. Notes, 144A (original cost $7,208,625; purchased 04/09/15)(e)(f)	6.500	05/15/22	7,050	6,679,875
MedAssets, Inc., Gtd. Notes	8.000	11/15/18	1,800	1,833,750
Microsoft Corp., Sr. Unsec’d. Notes(c)	2.375	02/12/22	19,375	19,308,059
Sr. Unsec’d. Notes(c)	2.700	02/12/25	8,650	8,517,768
Oracle Corp., Sr. Unsec’d. Notes(c)	2.950	05/15/25	52,640	51,492,027
Sr. Unsec’d. Notes	4.300	07/08/34	3,265	3,252,756

				207,053,335

Telecommunications 2.7%
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	6.750	11/15/20	17,714	18,821,125
Gtd. Notes, 144A	8.875	01/01/20	9,725	10,515,156

See Notes to Financial Statements.

70

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
AT&T, Inc., Sr. Unsec’d. Notes(c)	0.747%(a)	03/30/17		1,300	$1,295,268
Sr. Unsec’d. Notes	3.400	05/15/25		39,515	38,344,684
Sr. Unsec’d. Notes(c)	4.500	05/15/35		4,295	4,017,350
Sr. Unsec’d. Notes(c)	4.750	05/15/46		6,565	6,027,701
Sr. Unsec’d. Notes	4.800	06/15/44		2,865	2,663,748
Sr. Unsec’d. Notes	5.350	09/01/40		3,700	3,687,783
Sr. Unsec’d. Notes	5.500	02/01/18		4,500	4,868,743
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125	03/11/23		5,751	6,100,707
Gtd. Notes, 144A	5.350	05/20/24		2,240	2,406,434
Sr. Unsec’d. Notes	5.125	03/11/23		1,955	2,073,880
Sr. Unsec’d. Notes	5.350	05/20/24		1,400	1,504,021
CenturyLink, Inc., Sr. Unsec’d. Notes	7.600	09/15/39		235	200,925
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	14.750	12/01/16		26,377	29,641,154
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	6.625	06/01/20		20,550	21,372,000
CommScope, Inc., Gtd. Notes, 144A	5.000	06/15/21		1,550	1,559,687
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, RegS	8.250	09/30/20		1,800	1,593,000
Sr. Unsec’d. Notes, 144A	8.250	09/30/20		2,450	2,168,250
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23		7,090	6,381,000
Eileme 2 AB (Poland), Sr. Sec’d. Notes, RegS	11.750	01/31/20	EUR	2,150	2,547,477
Sr. Sec’d. Notes, 144A	11.625	01/31/20		6,330	6,837,033
Sr. Unsec’d. Notes, RegS	11.625	01/31/20		560	604,856
Embarq Corp., Sr. Unsec’d. Notes (original cost $3,266,830; purchased 05/04/11 - 05/11/11)(e)(f)	7.082	06/01/16		2,890	2,967,452
Sr. Unsec’d. Notes (original cost $933,871; purchased 08/17/12)(e)(f)	7.995	06/01/36		865	909,872
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250	04/01/19		3,300	3,093,750
MTN Mauritius Investments Ltd. (South Africa), Gtd. Notes, 144A	4.755	11/11/24		4,995	4,596,399
Qwest Capital Funding, Inc., Gtd. Notes	6.500	11/15/18		5,000	5,250,000
SoftBank Corp. (Japan), Gtd. Notes, 144A(c)	4.500	04/15/20		2,500	2,477,500

See Notes to Financial Statements.

Prudential Total Return Bond Fund	71

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19		11,252	$10,801,920
Sprint Corp., Gtd. Notes	7.875	09/15/23		3,400	3,145,000
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625	04/03/18		835	830,825
Telefonica Emisiones SAU (Spain), Gtd. Notes	0.976(a)	06/23/17		1,000	996,630
Telstra Corp., Ltd. (Australia), Sr. Unsec’d. Notes, 144A(c)	3.125	04/07/25		10,565	10,339,786
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25		13,645	13,662,056
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	7.250	11/15/21		9,990	10,639,350
Verizon Communications, Inc., Sr. Unsec’d. Notes	0.700	11/02/15		2,400	2,400,000
Sr. Unsec’d. Notes	0.733(a)	06/09/17		1,900	1,894,391
Sr. Unsec’d. Notes	1.867(a)	09/15/16		1,000	1,009,346
Sr. Unsec’d. Notes	2.086(a)	09/14/18		200	205,458
Sr. Unsec’d. Notes(c)	4.522	09/15/48		18,703	16,801,372
Sr. Unsec’d. Notes(c)	4.672	03/15/55		19,238	16,905,489
Sr. Unsec’d. Notes	4.750	11/01/41		635	595,476
Sr. Unsec’d. Notes	4.862	08/21/46		7,149	6,843,752
Sr. Unsec’d. Notes	5.012	08/21/54		14,933	13,803,946
Sr. Unsec’d. Notes	6.000	04/01/41		930	1,029,282
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, RegS	9.125	04/30/18		1,165	1,284,413
Sr. Unsec’d. Notes, 144A	9.125	04/30/18		200	220,500
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000	04/15/21	GBP	2,700	4,396,636

					312,332,583

Textiles
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850	02/01/23		673	678,776

Transportation 0.5%
AP Moeller-Maersk A/S (Denmark), Unsec’d. Notes, 144A	2.550	09/22/19		3,655	3,638,837
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes(c)	4.150	04/01/45		15,435	14,514,518
Sr. Unsec’d. Notes(c)	4.375	09/01/42		3,425	3,317,349
Sr. Unsec’d. Notes	4.550	09/01/44		2,310	2,286,789

See Notes to Financial Statements.

72

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Transportation (cont’d.)
CSX Corp., Sr. Unsec’d. Notes	6.250%	03/15/18		1,600	$1,768,853
FedEx Corp., Gtd. Notes	4.750	11/15/45		13,235	13,056,513
Ryder System, Inc., Unsec’d. Notes, MTN	2.650	03/02/20		7,225	7,204,315
Southern Railway Co., Sr. Unsec’d. Notes	9.750	06/15/20		3,700	4,755,891
Union Pacific Corp., Sr. Unsec’d. Notes	6.250	05/01/34		1,800	2,236,275

					52,779,340

Trucking & Leasing 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $3,969,117; purchased 09/24/12)(e)(f)	2.500	03/15/16		3,975	3,994,847
Sr. Unsec’d. Notes, 144A (original cost $15,106,642; purchased 01/14/13 - 02/20/15)(e)(f)	2.875	07/17/18		14,827	15,007,563
Sr. Unsec’d. Notes, 144A (original cost $2,614,225; purchased 04/14/15)(e)(f)	3.750	05/11/17		2,500	2,569,555

					21,571,965

TOTAL CORPORATE BONDS (cost $5,538,753,910)					5,475,679,430

COVERED BOND
Korea Housing Finance Corp. (South Korea), Covered Notes, 144A (cost $1,957,364)	4.125	12/15/15		1,950	1,956,917

FOREIGN AGENCIES 2.7%
Bank Nederlandse Gemeenten (Netherlands), Sr. Unsec’d. Notes	0.500	05/12/21	ZAR	25,000	1,120,092
Sr. Unsec’d. Notes	0.500	06/22/21	ZAR	84,000	3,609,044
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, 144A	1.250	10/29/18		5,000	4,972,391
Sr. Unsec’d. Notes, EMTN, RegS	0.500	06/07/22	ZAR	469,000	19,104,184
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150	07/24/24		5,662	5,723,637
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000	05/09/23		3,642	3,448,013
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875	01/15/24		2,450	2,505,125

See Notes to Financial Statements.

Prudential Total Return Bond Fund	73

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN AGENCIES (Continued)
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd., RegS	1.000%	01/22/18		6,250	$6,207,625
DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, RegS	6.850	07/02/37		2,000	2,112,500
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes(c)	4.125	01/16/25		675	594,810
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375	11/04/16		4,650	4,778,275
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	1.250	11/20/15		500	500,051
Sr. Unsec’d. Notes	2.875	01/21/25		9,500	9,333,550
Sr. Unsec’d. Notes	4.375	09/15/21		1,890	2,076,530
Sr. Unsec’d. Notes, EMTN	0.500	01/25/17	TRY	800	237,920
Sr. Unsec’d. Notes, EMTN	6.350	03/28/17	MXN	20,000	1,225,587
Sr. Unsec’d. Notes, EMTN, RegS	2.240	09/14/18		4,743	4,705,530
Sr. Unsec’d. Notes, EMTN, RegS	3.990	09/13/16	MXN	20,000	1,203,066
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, RegS	9.250	04/23/19		4,400	4,944,500
Sr. Unsec’d. Notes, 144A	4.300	11/12/15		3,000	3,000,030
Sr. Unsec’d. Notes, 144A	6.510	03/07/22		4,227	4,396,925
Sr. Unsec’d. Notes, 144A	9.250	04/23/19		2,000	2,247,500
Instituto de Credito Oficial (Spain), Gov’t. Gtd., RegS	1.125	04/01/16		5,000	4,995,625
Gov’t. Gtd., GMTN, RegS	1.875	12/15/17	GBP	1,250	1,926,884
Japan Bank for International Cooperation (Japan), Gov’t. Gtd.	2.125	02/10/25		15,000	14,332,275
Gov’t. Gtd.	2.500	01/21/16		200	200,869
Gov’t. Gtd.	2.625	12/15/20	GBP	1,000	1,595,782
Gov’t. Gtd.	5.250	03/23/16		800	814,037
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A(c)	2.375	02/13/25		47,000	45,187,506
Sr. Unsec’d. Notes, 144A	2.500	09/12/18		7,000	7,160,440
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, RegS	7.000	05/05/20		1,060	1,101,963
Sr. Unsec’d. Notes, RegS	9.125	07/02/18		1,300	1,433,614
Sr. Unsec’d. Notes, 144A	7.000	05/05/20		1,410	1,465,819
Sr. Unsec’d. Notes, MTN, 144A	9.125	07/02/18		14,790	16,310,116
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	2.125	04/23/25		5,000	4,840,990
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	0.430	01/29/16	JPY	100,000	829,154

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN AGENCIES (Continued)
Korea Development Bank (The) (South Korea), (Continued)
Sr. Unsec’d. Notes	3.000%	03/17/19		2,000	$2,059,940
Sr. Unsec’d. Notes	3.500	08/22/17		2,000	2,064,146
Korea Finance Corp. (South Korea), Sr. Unsec’d. Notes	4.625	11/16/21		1,550	1,723,645
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, RegS	4.750	07/13/21		1,000	1,108,361
Sr. Unsec’d. Notes, 144A	3.000	09/19/22		2,420	2,429,963
Sr. Unsec’d. Notes, 144A	4.750	07/13/21		2,125	2,355,267
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.250	06/28/17		9,060	9,671,550
Gtd. Notes, RegS	7.750	10/17/16		5,945	6,227,387
Gtd. Notes, RegS	7.750	01/20/20		10,015	11,301,927
Gtd. Notes, RegS	8.000	08/07/19		4,195	4,729,863
Oesterreichische Kontrollbank AG (Austria), Gov’t. Gtd.	1.500	10/21/20		8,500	8,372,024
Gov’t. Gtd.	2.000	06/03/16		1,136	1,146,283
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, RegS	5.625	05/20/43		2,155	1,791,883
Petrobras Global Finance (Brazil), Gtd. Notes(c)	5.375	01/27/21		635	516,731
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000	05/20/16		11,736	11,565,828
Gtd. Notes	3.214(a)	03/17/20		500	382,500
Gtd. Notes(c)	3.250	03/17/17		800	762,400
Gtd. Notes	3.875	01/27/16		1,200	1,197,000
Gtd. Notes(c)	6.250	03/17/24		200	160,190
Petroleos Mexicanos (Mexico), Gtd. Notes, RegS	6.375	08/05/16	EUR	705	807,423
Gtd. Notes, 144A	5.500	06/27/44		1,500	1,278,300
Gtd. Notes, 144A	5.625	01/23/46		5,575	4,807,323
Gtd. Notes	3.500	01/30/23		2,675	2,483,738
Gtd. Notes(c)	4.875	01/24/22		1,925	1,963,115
Gtd. Notes	5.500	01/21/21		16,800	17,934,000
Gtd. Notes	5.500	06/27/44		6,545	5,577,649
Gtd. Notes	8.000	05/03/19		2,055	2,350,406
Gtd. Notes, EMTN	5.500	01/09/17	EUR	734	845,860

See Notes to Financial Statements.

Prudential Total Return Bond Fund	75

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN AGENCIES (Continued)
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd.	8.400%	12/15/16		521	$557,991
Gov’t. Gtd., RegS	7.390	12/02/24		4,150	5,415,750
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500	04/28/20		10,200	10,065,911
State Bank of India (India), Sr. Unsec’d. Notes, EMTN, RegS	4.500	11/30/15	EUR	3,816	4,206,756
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.875	05/29/18		2,075	2,177,194

TOTAL FOREIGN AGENCIES (cost $332,108,504)					320,280,263

MUNICIPAL BONDS 1.3%

California 0.4%
Bay Area Toll Authority, BABs, Revenue Bonds	6.263	04/01/49		3,755	5,015,028
Revenue Bonds	6.907	10/01/50		525	719,402
Los Angeles County Public Works Financing Authority, BABs, Revenue Bonds	7.618	08/01/40		4,300	5,932,151
Los Angeles Department of Airports, BABs, Taxable, Revenue Bonds	6.582	05/15/39		5,045	6,562,536
Los Angeles Department of Water & Power, BABs, Revenue Bonds	5.716	07/01/39		8,475	10,216,782
BABs, Revenue Bonds	6.008	07/01/39		6,200	7,661,898
State of California, GO Unlimited, BABs	7.300	10/01/39		835	1,182,894
GO Unlimited, BABs	7.550	04/01/39		1,600	2,365,824
GO Unlimited, BABs	7.600	11/01/40		2,320	3,471,718
GO Unlimited, BABs	7.625	03/01/40		275	406,656
University of California, BABs, Revenue Bonds	5.770	05/15/43		500	614,535
Taxable, Revenue Bonds, Series AP	3.931	05/15/45		2,050	2,012,157
Taxable, Revenue Bonds, Series AQ(c)	4.767	05/15/2115		4,900	4,600,022
Taxable, Revenue Bonds, Series J	4.131	05/15/45		2,250	2,201,333

					52,962,936

Colorado
Regional Transportation District, BABs, Revenue Bonds, Series 2010B	5.844	11/01/50		3,320	4,283,464

See Notes to Financial Statements.

76

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)

Illinois 0.1%
Chicago O’Hare International Airport, BABs, Revenue Bonds	6.395%	01/01/40	3,170	$3,940,278
Illinois State Toll Highway Authority, BABs, Revenue Bonds, Series A	6.184	01/01/34	5,000	6,242,150

				10,182,428

Kentucky
Kentucky State Property & Building Commission, BABs, Revenue Bonds, Series C	4.303	11/01/19	800	864,856
BABs, Revenue Bonds, Series C	5.373	11/01/25	1,900	2,141,452

				3,006,308

New Jersey 0.2%
New Jersey State Turnpike Authority, BABs, Revenue Bonds, Series A	7.102	01/01/41	4,478	6,103,514
BABs, Revenue Bonds, Series F	7.414	01/01/40	8,115	11,401,981
Rutgers State University, BABs, Revenue Bonds	5.665	05/01/40	1,350	1,585,183

				19,090,678

New York 0.4%
Metropolitan Transportation Authority, BABs, Taxable, Revenue Bonds	6.687	11/15/40	700	917,245
New York City Transitional Finance Authority Future Tax Secured Revenue, BABs, Revenue Bonds	4.725	11/01/23	1,400	1,574,930
BABs, Revenue Bonds	4.905	11/01/24	1,100	1,239,315
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	5.882	06/15/44	2,810	3,598,458
New York State Urban Development Corp., BABs, Taxable, Revenue Bonds	5.770	03/15/39	18,800	22,747,248
Port Authority of New York & New Jersey, Revenue Bonds	4.458	10/01/62	2,600	2,503,176
Revenue Bonds	4.810	10/15/65	8,650	8,897,217

				41,477,589

Ohio
Ohio State University,
BABs, Revenue Bonds	4.910	06/01/40	295	334,934

See Notes to Financial Statements.

Prudential Total Return Bond Fund	77

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
MUNICIPAL BONDS (Continued)

Ohio (cont’d.)
Ohio State University, (Continued)
Taxable, Revenue Bonds, Series A	4.800	06/01/2111		2,810	$2,753,097
Ohio State Water Development Authority, BABs, Revenue Bonds	4.879%	12/01/34		375	423,034

					3,511,065

Oregon
Oregon State Department of Transportation Highway, BABs, Revenue Bonds, Series A	5.834	11/15/34		675	857,372

Pennsylvania 0.1%
Pennsylvania Turnpike Commission, BABs, Revenue Bonds	6.105	12/01/39		400	496,348
BABs, Revenue Bonds, Series B	5.511	12/01/45		5,370	6,328,867

					6,825,215

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, BABs, Taxable, Revenue Bonds	6.731	07/01/43		550	708,719

Texas 0.1%
City Public Service Board of San Antonio, BABs, Taxable, Revenue Bonds	4.427	02/01/42		6,480	6,873,401

TOTAL MUNICIPAL BONDS (cost $149,203,347)					149,779,175

SOVEREIGN BONDS 5.5%
Austria Government International Bond (Austria), Sr. Unsec’d. Notes, RegS	1.750	06/17/16		7,500	7,560,270
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, RegS	0.500	03/21/16		1,400	1,400,221
Bank of England Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500	03/21/16		100	100,016
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	2.875	04/01/21	EUR	600	605,358
Sr. Unsec’d. Notes(c)	4.250	01/07/25		7,500	6,646,875
Sr. Unsec’d. Notes	8.000	01/15/18		102	107,806
Unsec’d. Notes	11.000	06/26/17	EUR	10,200	12,786,734

See Notes to Financial Statements.

78

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	5.000%	06/15/45		1,400	$1,242,500
Sr. Unsec’d. Notes	8.375	02/15/27		900	1,118,250
Cyprus Government International Bond (Cyprus), Sr. Unsec’d. Notes, EMTN, RegS	3.750	11/01/15	EUR	2,200	2,419,231
Sr. Unsec’d. Notes, EMTN, RegS, 144A	4.625	02/03/20	EUR	800	945,919
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250	03/17/16		1,630	1,640,932
Sr. Unsec’d. Notes	6.950	02/15/26		923	1,248,453
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes	5.000	08/22/16	JPY	90,000	666,299
Sr. Unsec’d. Notes, EMTN	3.800	08/08/17	JPY	1,800,000	13,139,523
Sr. Unsec’d. Notes, Series 12RG	5.250	02/01/16	JPY	140,000	1,116,682
Hong Kong Sukuk 2014 Ltd. (Hong Kong), Unsec’d. Notes, RegS	2.005	09/18/19		5,200	5,211,076
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes, RegS	6.000	01/11/19	EUR	1,795	2,281,102
Sr. Unsec’d. Notes	2.110	10/26/17	JPY	500,000	4,146,876
Sr. Unsec’d. Notes	4.125	02/19/18		5,102	5,341,845
Sr. Unsec’d. Notes	5.375	02/21/23		2,300	2,530,276
Sr. Unsec’d. Notes	5.750	11/22/23		10,000	11,262,500
Sr. Unsec’d. Notes	6.375	03/29/21		5,730	6,588,927
Sr. Unsec’d. Notes	7.625	03/29/41		10,346	14,108,219
Sr. Unsec’d. Notes, EMTN	4.000	05/20/16	CHF	3,000	3,092,114
Iceland Government International Bond (Iceland), Unsec’d. Notes, RegS	4.875	06/16/16		19,158	19,636,950
Unsec’d. Notes, RegS	5.875	05/11/22		1,300	1,485,476
Unsec’d. Notes, 144A	4.875	06/16/16		1,610	1,650,250
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	2.875	07/08/21	EUR	700	764,926
Sr. Unsec’d. Notes, RegS	6.750	01/15/44		2,565	2,902,780
Sr. Unsec’d. Notes, RegS	6.875	03/09/17		1,075	1,150,788
Sr. Unsec’d. Notes, RegS	7.500	01/15/16		1,000	1,011,689
Sr. Unsec’d. Notes, 144A	2.875	07/08/21	EUR	2,500	2,731,878
Sr. Unsec’d. Notes, 144A	3.375	07/30/25	EUR	13,850	14,671,972
Sr. Unsec’d. Notes, 144A	5.125	01/15/45		7,920	7,426,940

See Notes to Financial Statements.

Prudential Total Return Bond Fund	79

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Italy Buoni Poliennali Del Tesoro (Italy), Bonds(d)	4.500%	03/01/24	EUR	2,400	$3,291,033
Bonds	6.500	11/01/27	EUR	7,610	12,570,417
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	3.450	03/24/17	JPY	2,859,000	24,628,578
Sr. Unsec’d. Notes, RegS	3.700	11/14/16	JPY	100,000	854,231
Sr. Unsec’d. Notes	4.750	01/25/16		25,310	25,531,209
Sr. Unsec’d. Notes	5.375	06/12/17		200	211,781
Sr. Unsec’d. Notes, EMTN, RegS	5.250	12/07/34	GBP	2,900	5,006,600
Sr. Unsec’d. Notes, EMTN, RegS	6.000	08/04/28	GBP	3,000	5,587,821
Sr. Unsec’d. Notes, EMTN(d)	5.200	07/31/34	EUR	900	1,366,477
Kingdom of Belgium (Belgium), Notes, RegS, 144A	8.875	12/01/24		3,120	4,625,864
Notes, EMTN	5.000	04/24/18	GBP	1,800	3,035,287
Sr. Unsec’d. Notes, EMTN, RegS	1.500	06/22/18		28,000	28,188,384
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, RegS	5.125	09/14/17		5,000	5,366,850
Sr. Unsec’d. Notes, RegS	7.375	02/11/20		600	720,510
Sr. Unsec’d. Notes, 144A	7.375	02/11/20		10,290	12,356,747
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	1.160	08/08/16	JPY	200,000	1,666,273
Sr. Unsec’d. Notes	2.750	04/22/23	EUR	9,700	11,093,272
Sr. Unsec’d. Notes	11.375	09/15/16		2,773	3,029,503
Sr. Unsec’d. Notes, EMTN	2.375	04/09/21	EUR	600	679,594
Sr. Unsec’d. Noted, GMTN	1.625	03/06/24	EUR	1,600	1,685,544
Sr. Unsec’d. Notes, GMTN	4.250	07/14/17	EUR	9,000	10,525,303
Sr. Unsec’d. Notes, GMTN	11.000	05/08/17	ITL	6,050,000	3,959,907
Sr. Unsec’d. Notes, MTN	4.750	03/08/44		19,040	18,088,000
Sr. Unsec’d. Notes, Series G, GMTN	6.750	02/06/24	GBP	500	936,325
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750	03/16/25		3,700	3,663,000
Sr. Unsec’d. Notes(c)	5.200	01/30/20		2,475	2,710,125
Sr. Unsec’d. Notes	9.375	01/16/23		7,800	10,588,500
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, RegS	1.610(i)	05/31/18		1,452	1,399,933
Pass-Through Certificates, 144A	1.407(i)	05/31/18		3,063	2,952,224
Perusahaan Penerbit SBSN Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	4.000	11/21/18		3,000	3,142,500

See Notes to Financial Statements.

80

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	2.750%	01/30/26	EUR	2,700	$2,955,695
Sr. Unsec’d. Notes	8.375	05/03/16		3,362	3,479,670
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.250	03/15/16	EUR	7,251	8,135,667
Sr. Unsec’d. Notes	9.375	01/18/17		75	82,606
Sr. Unsec’d. Notes	9.500	02/02/30		4,450	7,171,976
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	1.490	05/30/17	JPY	200,000	1,687,147
Portugal Government International Bond (Portugal), Unsec’d. Notes, 144A	5.125	10/15/24		21,650	22,862,400
Unsec’d. Notes, EMTN, RegS	5.125	10/15/24		8,750	9,240,000
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS, 144A	4.750	06/14/19	EUR	11,680	14,563,228
Sr. Unsec’d. Notes, RegS, 144A	4.950	10/25/23	EUR	2,700	3,555,480
Province of British Columbia Canada (Canada), Sr. Unsec’d. Notes	2.000	10/23/22		5,000	4,914,175
Sr. Unsec’d. Notes	6.500	01/15/26		6,390	8,381,175
Republic of Brazil (Brazil), Sr. Unsec’d. Notes(c)	5.625	01/07/41		3,590	2,934,825
Sr. Unsec’d. Notes	7.125	01/20/37		2,200	2,139,500
Sr. Unsec’d. Notes	8.250	01/20/34		2,190	2,337,825
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	7.375	09/18/37		1,015	1,177,400
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	4.875	05/05/21		4,000	4,202,432
Republic of Korea (South Korea), Sr. Unsec’d. Notes	3.625	11/02/15	EUR	500	549,825
Sr. Unsec’d. Notes	5.125	12/07/16		600	626,622
Republic of Latvia (Latvia), Sr. Unsec’d. Notes, RegS	5.250	02/22/17		10,500	11,067,000
Sr. Unsec’d. Notes, 144A(c)	5.250	06/16/21		1,700	1,935,875
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS	6.125	01/22/44		5,750	6,804,884
Sr. Unsec’d. Notes, 144A	3.875	10/29/35	EUR	11,275	12,646,528
Sr. Unsec’d. Notes, 144A	4.875	01/22/24		3,134	3,408,225
Sr. Unsec’d. Notes, 144A	6.125	01/22/44		3,200	3,787,066

See Notes to Financial Statements.

Prudential Total Return Bond Fund	81

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Slovakia Government International Bond (Slovak Republic), Sr. Unsec’d. Notes, RegS	4.375%	05/21/22		4,000	$4,500,480
Sr. Unsec’d. Notes, 144A	4.375	05/21/22		270	303,782
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	4.125	02/18/19		2,000	2,121,600
Sr. Unsec’d. Notes, RegS	4.750	05/10/18		200	213,626
Sr. Unsec’d. Notes, RegS(c)	5.250	02/18/24		11,700	13,104,000
Sr. Unsec’d. Notes, RegS	5.500	10/26/22		10,100	11,429,746
Sr. Unsec’d. Notes, RegS	5.850	05/10/23		20,100	23,240,625
Unsec’d. Notes, RegS	1.500	03/25/35	EUR	650	629,247
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	3.750	07/24/26	EUR	600	649,285
Sr. Unsec’d. Notes, EMTN	4.500	04/05/16	EUR	6,100	6,808,485
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, MTN, 144A	4.000	03/06/18		650	685,113
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, RegS	1.625	06/06/18		8,400	8,387,610
Sr. Unsec’d. Notes, RegS	1.875	01/27/17		22,000	22,172,238
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000	09/26/16		2,000	2,090,600
Sr. Unsec’d. Notes	7.000	06/05/20		14,590	16,529,740
Turks & Caicos Islands (United Kingdom), Gov’t. Liquid Gtd., 144A	3.200	02/22/16		7,500	7,555,500
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	6.875	01/19/16	EUR	490	543,820
Sr. Unsec’d. Notes	7.000	06/28/19	EUR	500	661,989
Wakala Global Sukuk Bhd (Malaysia), Sr. Unsec’d. Notes, RegS	2.991	07/06/16		1,220	1,233,213
Sr. Unsec’d. Notes, RegS	4.646	07/06/21		3,260	3,548,966

TOTAL SOVEREIGN BONDS (cost $657,559,353)					637,260,336

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.8%
Federal Home Loan Bank(d)	0.340	01/25/16		500	500,151
Federal Home Loan Mortgage Corp.	2.451(a)	01/01/24		5	5,065
Federal Home Loan Mortgage Corp.	2.500	03/01/30		3,884	3,959,470
Federal Home Loan Mortgage Corp.	2.521(a)	09/01/35		9	9,254

See Notes to Financial Statements.

82

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	2.658%(a)	07/01/30		2	$2,608
Federal Home Loan Mortgage Corp.	3.000	TBA		20,500	20,612,136
Federal Home Loan Mortgage Corp.	3.500	TBA		500	517,988
Federal Home Loan Mortgage Corp.	4.000	TBA		500	530,176
Federal Home Loan Mortgage Corp.(d)	4.500	09/01/39		1,940	2,108,436
Federal Home Loan Mortgage Corp.(d)	4.750	11/17/15		290	290,541
Federal Home Loan Mortgage Corp.	5.000	01/01/39 - 07/01/40		551	606,129
Federal Home Loan Mortgage Corp.	5.500	06/01/31 - 07/01/34		620	704,620
Federal Home Loan Mortgage Corp.	6.000	10/01/32 - 12/01/36		403	460,211
Federal Home Loan Mortgage Corp.	6.500	07/01/32 - 11/01/33		163	186,645
Federal Home Loan Mortgage Corp.	7.000	09/01/32		35	36,784
Federal Home Loan Mortgage Corp.	7.500	09/01/16 - 07/01/17		2	1,812
Federal Home Loan Mortgage Corp.	8.500	08/01/24 - 11/01/24		9	9,511
Federal National Mortgage Assoc.(j)	0.375	12/21/15		1,685	1,685,403
Federal National Mortgage Assoc.	1.621(a)	09/01/40		30	30,318
Federal National Mortgage Assoc.	1.881(a)	01/01/20		18	18,806
Federal National Mortgage Assoc.	1.954(a)	12/01/34		22	22,948
Federal National Mortgage Assoc.	2.477(a)	09/01/31		9	9,548
Federal National Mortgage Assoc.	2.500	TBA		500	507,930
Federal National Mortgage Assoc.	2.998(a)	05/01/36		17	17,910
Federal National Mortgage Assoc.	3.000	TBA		1,000	1,008,312
Federal National Mortgage Assoc.	3.000	TBA		500	519,156
Federal National Mortgage Assoc.	3.209(a)	05/01/36		25	25,941
Federal National Mortgage Assoc.(m)	3.500	TBA		1,000	1,040,687
Federal National Mortgage Assoc.	3.500	TBA		2,000	2,076,766
Federal National Mortgage Assoc.	3.500	08/01/20		122	128,512
Federal National Mortgage Assoc.(m)	4.000	TBA		3,000	3,193,359
Federal National Mortgage Assoc.	4.000	TBA		5,500	5,843,964
Federal National Mortgage Assoc.	4.000	12/01/40		278	299,848
Federal National Mortgage Assoc.	4.500	TBA		14,500	15,694,211
Federal National Mortgage Assoc.	4.500	01/01/25 - 11/01/44		5,094	5,520,704
Federal National Mortgage Assoc.	4.513(a)	01/01/28		8	8,220
Federal National Mortgage Assoc.	5.000	TBA		500	551,094
Federal National Mortgage Assoc.	5.000	10/01/17 - 03/01/34		1,883	2,070,253
Federal National Mortgage Assoc.	5.375	12/07/28	GBP	1,700	3,338,806
Federal National Mortgage Assoc.	5.500	03/01/16 - 03/01/35		3,606	4,058,704
Federal National Mortgage Assoc.	6.000	12/01/16 - 06/01/37		1,251	1,422,273
Federal National Mortgage Assoc.	6.500	12/01/17 - 11/01/33		567	649,620
Federal National Mortgage Assoc.	7.000	03/01/32 - 06/01/32		67	76,617
Financing Corp., Strips Principal	1.351(i)	10/06/17		100	98,236
Government National Mortgage Assoc.	1.625(a)	10/20/27 - 11/20/29		27	28,103

See Notes to Financial Statements.

Prudential Total Return Bond Fund	83

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	1.750%(a)	02/20/17 - 05/20/30		70	$71,800
Government National Mortgage Assoc.	1.875(a)	07/20/22 - 07/20/27		25	25,677
Government National Mortgage Assoc.	2.000(a)	08/20/22 - 10/20/26		23	24,249
Government National Mortgage Assoc.	3.000	01/15/45 - 08/20/45		5,965	6,098,762
Government National Mortgage Assoc.(m)	3.500	TBA		25,000	26,193,847
Government National Mortgage Assoc.	3.500	TBA		41,500	43,381,274
Government National Mortgage Assoc.	3.500	10/15/40 - 04/20/45		5,660	5,937,673
Government National Mortgage Assoc.	4.000	TBA		5,500	5,853,203
Government National Mortgage Assoc.	4.500	02/20/41		6,183	6,746,216
Government National Mortgage Assoc.	5.000	08/20/39		2,025	2,250,564
Government National Mortgage Assoc.	5.500	08/15/33		18	20,520
Government National Mortgage Assoc.	6.000	01/15/33 - 12/15/33		103	117,125
Government National Mortgage Assoc.	6.500	09/15/32 - 07/15/38		472	542,392
Government National Mortgage Assoc.	8.000	08/20/31		1	713
Government National Mortgage Assoc.	8.500	06/15/30 - 08/20/30		9	10,258
Israel Government AID Bond, US Gov’t. Gtd.	5.500	12/04/23		15,000	18,260,865
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.350	06/07/21	GBP	6,300	11,320,187

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $207,471,188)					207,343,111

U.S. TREASURY OBLIGATIONS 1.8%
U.S. Treasury Bonds	2.000	08/15/25		13,015	12,841,888
U.S. Treasury Bonds(d)(j)	2.875	05/15/43		56,965	56,327,106
U.S. Treasury Bonds(d)(j)	3.000	05/15/45		19,025	19,249,685
U.S. Treasury Bonds(d)(j)	3.125	02/15/43		25,000	25,994,150
U.S. Treasury Bonds(d)	6.125	08/15/29		235	337,739
U.S. Treasury Inflation Indexed Bonds, TIPS(d)	0.125	04/15/20		10,177	10,100,243
U.S. Treasury Notes(c)(d)	0.875	10/15/18		3,525	3,508,545
U.S. Treasury Notes(d)	1.000	09/15/18		90	89,927
U.S. Treasury Notes	1.375	09/30/20		595	590,925
U.S. Treasury Notes(d)	2.125	06/30/21		12,500	12,792,975
U.S. Treasury Notes(d)	2.625	11/15/20		11,700	12,287,130
U.S. Treasury Notes(d)(j)	3.125	05/15/19		47,320	50,393,339

TOTAL U.S. TREASURY OBLIGATIONS (cost $207,582,026)					204,513,652

See Notes to Financial Statements.

84

Description	Shares	Value (Note 1)
PREFERRED STOCK

Banking
Citigroup Capital XIII, (Capital Security, fixed to floating preferred) 6.692%(a) (cost $550,000)	22,000	$558,800

TOTAL LONG-TERM INVESTMENTS (cost $11,412,279,270)		11,304,387,355

SHORT-TERM INVESTMENTS 9.6%

AFFILIATED MUTUAL FUNDS 9.4%
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $29,430,882)(Note 3)(k)	2,977,315	27,718,798
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,062,944,222; includes $768,126,868 of cash collateral for securities on loan) (Note 3)(k)(l)	1,062,944,222	1,062,944,222

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,092,375,104)		1,090,663,020

	Interest Rate	Maturity Date	Principal Amount (000)#
CERTIFICATE OF DEPOSIT
Intesa Sanpaolo SpA (cost $601,430)	1.701%(a)	04/11/16	600	600,696

	Counterparty		Notional Amount (000)#

OPTIONS PURCHASED* 0.2%

Call Options 0.2%
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $65.00	BNP Paribas		372,300	92,904
5 Year U.S. Treasury Notes, expiring 11/20/15, Strike Price $121.00			17,900	6,992
10 Year U.S. Treasury Notes, expiring 11/20/15, Strike Price $129.50			11,100	8,672

See Notes to Financial Statements.

Prudential Total Return Bond Fund	85

Portfolio of Investments

as of October 31, 2015 continued

Description	Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS PURCHASED* (Continued)

Call Options (cont’d.)
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	25,000	$589
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	25,000	869
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	426,200	21,492
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	25,000	1,506
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	12,500	4,450
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	12,500	4,847
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	213,100	87,006
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	12,500	5,195
Receive a fixed rate of 1.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	200,700	53,044
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 04/28/16	Citigroup Global Markets	204,360	1,762,291
Receive a fixed rate of 1.55% and pay a floating rate based on 3 Month LIBOR, expiring 11/09/15	Citigroup Global Markets	393,700	5,016,615
Receive a fixed rate of 1.58% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	272,800	2,345,686
Receive a fixed rate of 1.70% and pay a floating rate based on 3 Month LIBOR, expiring 02/23/16	Citigroup Global Markets	35,000	487,446

See Notes to Financial Statements.

86

Description	Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS PURCHASED* (Continued)

Call Options (cont’d.)
Receive a fixed rate of 1.76% and pay a floating rate based on 3 Month LIBOR, expiring 02/23/16	Citigroup Global Markets	338,550	$5,198,115
Receive a fixed rate of 1.78% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	161,840	2,130,514
Receive a fixed rate of 1.80% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	200,700	2,631,932

			19,860,165

Put Options
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $100.00	BNP Paribas	372,300	550,811
10 Year U.S. Treasury Notes, expiring 11/20/15, Strike Price $126.50		94,000	176,250
90 Day Euro Dollar, expiring 12/14/15, Strike Price $98.75		73,750	1,844
expiring 12/14/15, Strike Price $98.88		73,750	1,844
expiring 12/14/15, Strike Price $99.13		2,080,500	52,012
expiring 12/14/15, Strike Price $99.38		2,006,750	50,169

			832,930

TOTAL OPTIONS PURCHASED (cost $15,841,617)			20,693,095

TOTAL SHORT-TERM INVESTMENTS (cost $1,108,818,151)			1,111,956,811

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 106.7% (cost $12,521,097,421) (Note 5)			12,416,344,166

OPTIONS WRITTEN* (0.1)%

Call Options (0.1)%
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $80.00	BNP Paribas	372,300	(985,269)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	87

Portfolio of Investments

as of October 31, 2015 continued

Description	Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS WRITTEN* (Continued)

Call Options (cont’d.)
10 Year U.S. Treasury Notes, expiring 11/20/15, Strike Price $130.50		94,000	$(29,375)
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	37,500	(2,548)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	37,500	(3,339)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	639,300	(73,104)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	37,500	(4,798)
Pay a fixed rate of 1.01% and receive a floating rate based on 3 Month LIBOR, expiring 11/09/15	JPMorgan Chase	393,700	(83,100)
Pay a fixed rate of 1.28% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	272,800	(1,348,194)
Pay a fixed rate of 1.40% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	401,400	(1,117,792)
Pay a fixed rate of 1.48% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	161,840	(1,274,520)

			(4,922,039)

Put Options
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $120.00	BNP Paribas	372,300	(229,586)
10 Year U.S. Treasury Notes, expiring 11/20/15, Strike Price $125.00		94,000	(44,062)
90 Day Euro Dollar, expiring 12/14/15, Strike Price $99.00		295,000	(7,375)
expiring 12/14/15, Strike Price $99.25		3,939,750	(98,494)

			(379,517)

TOTAL OPTIONS WRITTEN (premiums received $5,995,980)			(5,301,556)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 106.6% (cost $12,515,101,441) (Note 5)			12,411,042,610
Liabilities in excess of other assets(n) (6.6)%			(770,157,166)

NET ASSETS 100.0%			$11,640,885,444

See Notes to Financial Statements.

88

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Backed Security

ADS—American Depositary Share

AID—Agency for International Development

ARM—Adjustable Rate Mortgage

BABs—Build America Bonds

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

CDO—Collateralized Debt Obligation

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Chile Interbank Rate Average

CMBS—Commercial Mortgage-Backed Security

COLIBOR—Colombia Interbank Offered Rate

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

FREMF—Freddie Mac Mortgage Trust

GMTN—Global Medium Term Note

GO—General Obligation

IO—Interest Only

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OIS—Overnight Index Swap

OTC—Over-The-Counter

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduit Security

SONIA—Sterling Overnight Index Average

STIBOR—Stockholm Interbank Offered Rate

STRIPS—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

TIPS—Treasury Inflation-Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

See Notes to Financial Statements.

Prudential Total Return Bond Fund	89

Portfolio of Investments

as of October 31, 2015 continued

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

ILS—Israeli Shekel

INR—Indian Rupee

ITL —Italian Lira

KRW—South Korean Won

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2015.
(b)	Less than $500 par.
(c)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $750,565,346; cash collateral of $768,126,868 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(d)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(e)	Indicates a security that has been deemed illiquid. (unaudited)
(f)	Indicates a restricted security; the aggregate original cost of the restricted securities is $167,156,786. The aggregate value of $157,349,408, is approximately 1.4% of net assets.
(h)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(i)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(j)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(k)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(l)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

90

(m)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar principal amount of $29,000,000 is approximately .25% of net assets.
(n)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)
	Long Positions:
35,112	5 Year U.S. Treasury Notes	Dec. 2015	$4,210,693,976	$4,205,484,938	$(5,209,038)
25,175	10 Year U.S. Treasury Notes	Dec. 2015	3,202,143,686	3,214,532,813	12,389,127
493	10 Year U.S. Treasury Notes	Mar. 2016	62,955,573	62,711,141	(244,432)
4,222	U.S. Ultra Bonds	Dec. 2015	673,938,665	674,464,500	525,835

					7,461,492

	Short Positions:
19,428	2 Year U.S. Treasury Notes	Dec. 2015	4,253,348,593	4,248,053,625	5,294,968
17	Euro-Bund	Dec. 2015	2,959,958	2,938,893	21,065

					5,316,033

					$12,777,525

U.S. Treasury Obligations and a U.S. Government Agency Obligation with a combined market value of $61,080,650 and cash of $19,960,000 have been segregated with JPMorgan Chase to cover requirements for open futures contracts at October 31, 2015.

Forward foreign currency exchange contracts outstanding at October 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/16	Citigroup Global Markets	AUD	28,514	$20,597,983	$20,255,510	$(342,473)
Expiring 01/15/16	JPMorgan Chase	AUD	8,044	5,789,100	5,714,142	(74,958)
Expiring 01/15/16	JPMorgan Chase	AUD	16,010	11,565,500	11,373,080	(192,420)
Brazilian Real,
Expiring 11/04/15	Barclays Capital Group	BRL	13,191	3,420,520	3,415,777	(4,743)
Expiring 11/04/15	Barclays Capital Group	BRL	24,235	6,309,450	6,275,377	(34,073)
Expiring 11/04/15	Citigroup Global Markets	BRL	22,857	5,650,668	5,918,645	267,977
Expiring 11/04/15	Citigroup Global Markets	BRL	22,922	5,662,551	5,935,490	272,939

See Notes to Financial Statements.

Prudential Total Return Bond Fund	91

Portfolio of Investments

as of October 31, 2015 continued

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Expiring 11/04/15	Credit Suisse First Boston Corp.	BRL	48,564	$12,542,385	$12,575,332	$32,947
British Pound,
Expiring 01/28/16	Bank of America	GBP	2,231	3,424,583	3,437,591	13,008
Canadian Dollar,
Expiring 01/15/16	BNP Paribas	CAD	7,654	5,815,100	5,851,241	36,141
Expiring 01/15/16	BNP Paribas	CAD	19,183	14,913,300	14,664,591	(248,709)
Expiring 01/15/16	JPMorgan Chase	CAD	14,820	11,471,700	11,328,997	(142,703)
Expiring 01/15/16	JPMorgan Chase	CAD	14,839	11,471,700	11,343,914	(127,786)
Expiring 01/15/16	JPMorgan Chase	CAD	14,957	11,532,800	11,434,036	(98,764)
Chilean Peso,
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	3,874,582	5,735,873	5,599,488	(136,385)
Expiring 11/16/15	Credit Suisse First Boston Corp.	CLP	3,914,439	5,720,355	5,651,593	(68,762)
Expiring 11/19/15	JPMorgan Chase	CLP	3,878,310	5,735,873	5,597,798	(138,075)
Colombian Peso,
Expiring 11/12/15	BNP Paribas	COP	64,333,618	21,949,375	22,175,090	225,715
Expiring 11/19/15	Morgan Stanley	COP	26,853,061	9,177,396	9,248,194	70,798
Expiring 11/25/15	Barclays Capital Group	COP	17,517,015	5,650,650	6,028,516	377,866
Expiring 11/25/15	Citigroup Global Markets	COP	17,545,268	5,650,650	6,038,239	387,589
Czech Koruna,
Expiring 01/22/16	Deutsche Bank AG	CZK	1,308,519	54,995,963	53,251,899	(1,744,064)
Hungarian Forint,
Expiring 01/22/16	Citigroup Global Markets	HUF	2,093,099	7,652,426	7,401,245	(251,181)
Indian Rupee,
Expiring 01/12/16	Credit Suisse First Boston Corp.	INR	442,083	6,685,058	6,675,346	(9,712)
Expiring 01/12/16	UBS AG	INR	974,863	14,804,300	14,720,201	(84,099)
Israeli Shekel,
Expiring 01/20/16	JPMorgan Chase	ILS	43,756	11,386,806	11,319,397	(67,409)
Japanese Yen,
Expiring 01/28/16	Citigroup Global Markets	JPY	2,107,269	17,445,200	17,493,734	48,534
Mexican Peso,
Expiring 01/22/16	Citigroup Global Markets	MXN	195,959	11,748,653	11,792,166	43,513
New Zealand Dollar,
Expiring 01/15/16	BNP Paribas	NZD	16,874	11,471,700	11,361,932	(109,768)
Expiring 01/15/16	JPMorgan Chase	NZD	8,639	5,798,100	5,817,231	19,131
Expiring 01/15/16	JPMorgan Chase	NZD	16,893	11,471,700	11,375,010	(96,690)
Expiring 01/15/16	UBS AG	NZD	16,823	11,471,700	11,327,818	(143,882)

See Notes to Financial Statements.

92

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Norwegian Krone,
Expiring 01/22/16	JPMorgan Chase	NOK	144,165	$17,642,337	$16,945,916	$(696,421)
Philippine Peso,
Expiring 11/04/15	Citigroup Global Markets	PHP	454,114	9,852,981	9,697,010	(155,971)
Polish Zloty,
Expiring 01/22/16	Citigroup Global Markets	PLN	57,705	15,254,206	14,899,023	(355,183)
Russian Ruble,
Expiring 01/26/16	Barclays Capital Group	RUB	367,899	5,789,134	5,614,481	(174,653)
South African Rand,
Expiring 01/26/16	Barclays Capital Group	ZAR	60,480	4,348,388	4,301,706	(46,682)
Swedish Krona,
Expiring 01/22/16	Morgan Stanley	SEK	95,307	11,532,800	11,180,156	(352,644)
Turkish Lira,
Expiring 12/03/15	Barclays Capital Group	TRY	37,128	12,541,900	12,611,423	69,523
Expiring 12/03/15	Barclays Capital Group	TRY	37,932	12,498,300	12,884,710	386,410
Expiring 12/03/15	Citigroup Global Markets	TRY	13,736	4,455,530	4,665,791	210,261
Expiring 12/03/15	Citigroup Global Markets	TRY	13,736	4,455,530	4,665,791	210,261
Expiring 12/03/15	Deutsche Bank AG	TRY	20,464	6,957,700	6,951,071	(6,629)

				$460,047,924	$456,815,698	$(3,232,226)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/16	Bank of America	AUD	23,857	$17,245,100	$16,947,160	$297,940
Expiring 01/15/16	Bank of America	AUD	11,549	8,141,100	8,204,037	(62,937)
Expiring 01/15/16	Citigroup Global Markets	AUD	15,772	11,401,700	11,203,708	197,992
Expiring 01/15/16	Citigroup Global Markets	AUD	11,528	8,150,700	8,188,978	(38,278)
Expiring 01/15/16	JPMorgan Chase	AUD	15,851	11,471,700	11,259,720	211,980
Brazilian Real,
Expiring 11/04/15	Citigroup Global Markets	BRL	22,716	5,650,668	5,882,065	(231,397)
Expiring 11/04/15	Citigroup Global Markets	BRL	11,335	2,894,567	2,935,149	(40,582)
Expiring 11/04/15	Citigroup Global Markets	BRL	11,335	2,894,566	2,935,149	(40,583)
Expiring 11/04/15	JPMorgan Chase	BRL	40,778	10,666,394	10,559,076	107,318
Expiring 11/04/15	Morgan Stanley	BRL	45,605	11,304,400	11,809,179	(504,779)
Expiring 12/02/15	Citigroup Global Markets	BRL	11,600	2,907,527	2,975,026	(67,499)
Expiring 12/02/15	Credit Suisse First Boston Corp.	BRL	48,564	12,417,314	12,455,580	(38,266)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	93

Portfolio of Investments

as of October 31, 2015 continued

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Canadian Dollar,
Expiring 01/15/16	BNP Paribas	CAD	15,086	$11,532,800	$11,532,850	$(50)
Expiring 01/15/16	Citigroup Global Markets	CAD	25,949	19,982,735	19,837,149	145,586
Expiring 01/15/16	JPMorgan Chase	CAD	10,643	8,104,800	8,136,217	(31,417)
Colombian Peso,
Expiring 11/19/15	Barclays Capital Group	COP	68,600,000	23,724,710	23,625,840	98,870
Expiring 11/25/15	Citigroup Global Markets	COP	30,398,164	10,374,800	10,461,589	(86,789)
Expiring 11/25/15	UBS AG	COP	35,441,963	11,337,800	12,197,422	(859,622)
Czech Koruna,
Expiring 01/22/16	JPMorgan Chase	CZK	420,457	17,328,500	17,111,050	217,450
Euro,
Expiring 01/28/16	Citigroup Global Markets	EUR	124,833	137,816,178	137,514,446	301,732
Expiring 01/28/16	Citigroup Global Markets	EUR	36,223	39,589,200	39,902,377	(313,177)
Expiring 01/28/16	Citigroup Global Markets	EUR	24,693	27,611,897	27,201,425	410,472
Expiring 01/28/16	Citigroup Global Markets	EUR	15,637	17,783,753	17,225,436	558,317
Expiring 01/28/16	Citigroup Global Markets	EUR	13,640	14,980,161	15,025,895	(45,734)
Expiring 01/28/16	JPMorgan Chase	EUR	107,253	121,877,060	118,148,826	3,728,234
Expiring 01/28/16	Morgan Stanley	EUR	10,062	11,132,431	11,083,853	48,578
Israeli Shekel,
Expiring 01/20/16	Barclays Capital Group	ILS	42,587	11,115,293	11,017,116	98,177
Japanese Yen,
Expiring 01/28/16	Citigroup Global Markets	JPY	7,563,317	62,640,264	62,787,754	(147,490)
Expiring 01/28/16	Morgan Stanley	JPY	2,795,008	23,192,400	23,203,081	(10,681)
Expiring 02/01/16	Goldman Sachs & Co.	JPY	100,000	841,185	830,239	10,946
Mexican Peso,
Expiring 01/22/16	BNP Paribas	MXN	134,419	8,073,000	8,088,881	(15,881)
New Zealand Dollar,
Expiring 01/15/16	Goldman Sachs & Co.	NZD	13,739	9,229,428	9,251,348	(21,920)
Expiring 01/15/16	JPMorgan Chase	NZD	12,036	8,073,000	8,104,322	(31,322)
Expiring 01/15/16	JPMorgan Chase	NZD	8,618	5,789,100	5,802,668	(13,568)
Expiring 01/15/16	JPMorgan Chase	NZD	8,581	5,782,700	5,777,701	4,999
Expiring 01/15/16	UBS AG	NZD	20,583	13,839,400	13,859,477	(20,077)
Expiring 01/15/16	UBS AG	NZD	17,226	11,401,700	11,599,188	(197,488)
Philippine Peso,
Expiring 11/04/15	UBS AG	PHP	450,614	9,780,000	9,622,260	157,740
Singapore Dollar,
Expiring 01/26/16	Goldman Sachs & Co.	SGD	32,826	23,260,200	23,365,999	(105,799)
Expiring 01/26/16	Morgan Stanley	SGD	131,058	93,767,052	93,288,501	478,551

See Notes to Financial Statements.

94

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
South African Rand,
Expiring 11/06/15	Barclays Capital Group	ZAR	79,700	$5,662,550	$5,753,174	$(90,624)
Expiring 11/06/15	Citigroup Global Markets	ZAR	314,901	23,965,056	22,731,122	1,233,934
Expiring 01/26/16	Barclays Capital Group	ZAR	277,351	20,197,531	19,726,761	470,770
Expiring 01/26/16	Barclays Capital Group	ZAR	79,520	5,789,135	5,655,876	133,259
South Korean Won,
Expiring 11/16/15	Citigroup Global Markets	KRW	10,484,122	9,121,387	9,191,262	(69,875)
Expiring 12/11/15	Barclays Capital Group	KRW	6,660,299	5,821,940	5,834,069	(12,129)
Swedish Krona,
Expiring 01/22/16	Barclays Capital Group	SEK	146,511	17,328,500	17,186,720	141,780
Expiring 01/22/16	Deutsche Bank AG	SEK	96,952	11,552,300	11,373,067	179,233
Expiring 01/22/16	Deutsche Bank AG	SEK	18,776	2,259,437	2,202,530	56,907
Swiss Franc,
Expiring 01/28/16	Bank of America	CHF	124,561	127,339,712	126,438,434	901,278
Expiring 01/28/16	Barclays Capital Group	CHF	22,638	23,131,000	22,979,682	151,318
Turkish Lira,
Expiring 12/03/15	BNP Paribas	TRY	27,048	9,262,615	9,187,539	75,076
Expiring 12/03/15	BNP Paribas	TRY	17,059	5,797,851	5,794,527	3,324
Expiring 12/03/15	Citigroup Global Markets	TRY	102,817	35,470,527	34,924,600	545,927

				$1,167,806,824	$1,159,937,100	$7,869,724

						$4,637,498

Cross currency exchange contracts outstanding at October 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
01/22/16	Buy	EUR	7,108	PLN	30,376	$(14,268)	Morgan Stanley
01/22/16	Buy	EUR	9,143	HUF	2,859,943	(41,862)	UBS AG
01/22/16	Buy	EUR	15,786	NOK	149,084	(136,423)	Bank of America
01/22/16	Buy	SEK	157,159	EUR	16,842	(114,338)	Bank of America
01/28/16	Buy	EUR	21,057	CHF	22,926	(75,737)	Citigroup Global Markets

						$(382,628)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	95

Portfolio of Investments

as of October 31, 2015 continued

Interest rate swap agreements outstanding at October 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
AUD	2,500	12/19/32	4.423%	6 Month BBSW(2)	$296,249	$—	$296,249	Barclays Capital Group
AUD	3,190	12/20/32	4.420%	6 Month BBSW(2)	374,952	—	374,952	Citigroup Global Markets
CLP	4,715,000	02/25/20	3.910%	1 Day CLOIS(2)	(60,274)	—	(60,274)	JPMorgan Chase
COP	1,370,000	02/13/20	5.050%	1 Day COLIBOR OIS(2)	(20,952)	—	(20,952)	Deutsche Bank AG
COP	6,405,000	04/17/20	5.050%	1 Day COLIBOR OIS(2)	(106,448)	—	(106,448)	Deutsche Bank AG
COP	12,060,000	04/10/25	6.020%	1 Day COLIBOR OIS(2)	(296,183)	—	(296,183)	JPMorgan Chase
MXN	208,000	06/20/18	6.020%	28 Day Mexican Interbank Rate(2)	486,410	—	486,410	Credit Suisse First Boston Corp.
MXN	163,300	11/09/18	5.410%	28 Day Mexican Interbank Rate(2)	220,172	—	220,172	Deutsche Bank AG
	19,530	08/28/20	1.408%	3 Month U.S. CPI Urban Consumers NAS(1)	4,966	—	4,966	JPMorgan Chase
	57,510	10/01/20	1.290%	3 Month U.S. CPI Urban Consumers NAS(1)	366,073	—	366,073	JPMorgan Chase
ZAR	20,000	09/03/33	8.970%	3 Month JIBAR(2)	65,730	—	65,730	Hong Kong & Shanghai Bank

					$1,330,695	$—	$1,330,695

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
AUD	6,100	03/07/29	4.743%	6 Month BBSW(2)	$(153,878)	$795,134	$949,012
AUD	6,400	02/09/30	3.040%	6 Month BBSW(2)	30,713	(56,876)	(87,589)
CAD	152,750	01/09/20	1.710%	3 Month Canadian Banker’s Acceptance(1)	(686,173)	(2,942,718)	(2,256,545)
EUR	38,000	08/04/16	0.078%	1 Day EONIA(1)	23,948	(120,563)	(144,511)
EUR	24,600	08/01/19	0.346%	1 Day EONIA(1)	74,056	(517,339)	(591,395)
EUR	39,980	05/12/25	0.895%	6 Month EURIBOR(2)	21,974	200,172	178,198
EUR	9,700	10/26/35	1.248%	1 Day EONIA(1)	1,268	440	(828)
GBP	3,000	06/07/21	1.620%	1 Day SONIA(1)	44	(108,628)	(108,672)

See Notes to Financial Statements.

96

Interest rate swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements (cont’d.):
GBP	21,800	11/03/24	1.960%	1 Day SONIA(1)	$(1,118,864)	$(1,660,566)	$(541,702)
GBP	17,250	01/08/25	1.330%	1 Day SONIA(1)	66,421	349,048	282,627
MXN	135,000	12/02/15	5.080%	28 Day Mexican Interbank Rate(2)	(26,612)	12,862	39,474
MXN	931,200	02/09/18	4.630%	28 Day Mexican Interbank Rate(2)	(30,160)	313,471	343,631
MXN	185,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(2)	(70,111)	232,858	302,969
MXN	159,300	08/20/19	5.110%	28 Day Mexican Interbank Rate(2)	(47,982)	49,602	97,584
MXN	295,100	02/06/20	5.310%	28 Day Mexican Interbank Rate(2)	(13,909)	134,118	148,027
MXN	108,800	05/25/22	6.370%	28 Day Mexican Interbank Rate(2)	(80,873)	227,532	308,405
MXN	175,900	08/13/24	6.120%	28 Day Mexican Interbank Rate(2)	(59,460)	(21,149)	38,311
MXN	250,000	12/24/24	6.010%	28 Day Mexican Interbank Rate(2)	(20,060)	(207,582)	(187,522)
MXN	311,700	12/27/24	5.795%	28 Day Mexican Interbank Rate(2)	147,668	(567,245)	(714,913)
MXN	46,600	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	(1,321)	(51,655)	(50,334)
SEK	477,300	08/14/25	1.220%	3 Month STIBOR(2)	(270,019)	(442,231)	(172,212)
	393,000	01/27/16	0.287%	1 Day USOIS LIBOR(1)	(25,712)	(24,085)	1,627
	475,900	08/21/17	1.250%	3 Month LIBOR(2)	1,340	3,886,035	3,884,695
	120,300	08/21/17	1.250%	3 Month LIBOR(2)	421	980,275	979,854
	298,970	10/30/17	1.000%	3 Month LIBOR(2)	823	899,232	898,409
	119,350	02/28/19	1.806%	3 Month LIBOR(1)	250,309	(2,421,268)	(2,671,577)
	53,100	02/28/19	1.625%	3 Month LIBOR(1)	389	(762,005)	(762,394)
	28,700	11/06/19	1.753%	3 Month LIBOR(1)	280	(471,535)	(471,815)
	39,700	12/02/19	1.639%	3 Month LIBOR(1)	329	(458,273)	(458,602)
	89,000	03/11/20	1.824%	3 Month LIBOR(1)	511	(1,663,707)	(1,664,218)
	2,035,000	12/31/21	1.556%	3 Month LIBOR(1)	(603,614)	14,752,873	15,356,487
	241,630	12/31/21	1.850%	3 Month LIBOR(1)	1,455	(2,444,178)	(2,445,633)
	953,800	05/31/22	2.237%	3 Month LIBOR(1)	(992,534)	(30,205,846)	(29,213,312)
	696,950	05/31/22	1.741%	3 Month LIBOR(1)	4,882,980	(241,259)	(5,124,239)
	677,300	08/31/22	2.013%	3 Month LIBOR(1)	(2,037,979)	(9,110,625)	(7,072,646)
	230,700	08/31/22	1.788%	3 Month LIBOR(1)	1,396	213,043	211,647
	88,600	08/31/22	1.786%	3 Month LIBOR(1)	628	93,655	93,027
ZAR	783,700	08/26/20	7.855%	3 Month JIBAR(2)	(66,830)	578,771	645,601
ZAR	85,100	11/14/23	8.190%	3 Month JIBAR(2)	(67,735)	61,835	129,570
ZAR	140,000	01/08/25	7.540%	3 Month JIBAR(2)	48,024	(390,380)	(438,404)
ZAR	25,100	01/12/25	7.430%	3 Month JIBAR(2)	11,351	(83,074)	(94,425)
ZAR	152,500	01/13/25	7.440%	3 Month JIBAR(2)	67,561	(497,656)	(565,217)
ZAR	60,700	01/13/25	7.430%	3 Month JIBAR(2)	27,515	(200,918)	(228,433)

					$(712,422)	$(31,890,405)	$(31,177,983)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	97

Portfolio of Investments

as of October 31, 2015 continued

Forward rate agreements outstanding at October 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC forward rate agreements:
350,300	11/23/15	3.102%	CMM 102(1)	$(564,907)	$—	$(564,907)	Citigroup Global Markets
350,300	12/21/15	3.092%	CMM 102(1)	(339,084)	—	(339,084)	Citigroup Global Markets
350,300	12/21/15	3.097%	CMM 102(1)	(321,569)	—	(321,569)	Citigroup Global Markets

				$(1,225,560)	$—	$(1,225,560)

(1)	The Fund pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at October 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2015(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on corporate issues—Buy Protection(1)
American International Group, Inc.	03/20/18	3.700%	1,300	0.249%	$(112,589)	$—	$(112,589)	Deutsche Bank AG
R.R. Donnelley & Sons Co.	09/20/16	1.000%	1,800	0.455%	(10,927)	92,285	(103,212)	JPMorgan Chase

					$(123,516)	$92,285	$(215,801)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2)
CDX.NA.HY.17.V9	12/20/16	5.000%	29,900	$1,390,381	$1,366,264	$24,117	Deutsche Bank AG
CDX.NA.HY.17.V9	12/20/16	5.000%	42,550	1,978,619	1,837,924	140,695	Deutsche Bank AG
CDX.NA.HY.17.V9	12/20/16	5.000%	15,640	727,276	656,011	71,265	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V9	12/20/16	5.000%	26,910	1,251,343	1,179,181	72,162	Deutsche Bank AG
CDX.NA.HY.18.V6	06/20/17	5.000%	13,300	761,803	(1,054,764)	1,816,567	Bank of America
CMBX.NA.6.AA	05/11/63	1.500%	27,000	(194,828)	315,790	(510,618)	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%	18,000	(129,886)	(25,500)	(104,386)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%	18,000	(129,886)	(11,250)	(118,636)	Goldman Sachs & Co.

See Notes to Financial Statements.

98

Credit default swap agreements outstanding at October 31, 2015 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2) (cont’d.)
CMBX.NA.8.AAA	10/17/57	0.500%	5,000	$(228,072)	$(229,072)	$1,000	Deutsche Bank AG
CMBX.NA.8.AAA	10/17/57	0.500%	22,000	(1,003,516)	(1,015,328)	11,812	Goldman Sachs & Co.
CMBX.NA.8.AAA	10/17/57	0.500%	7,000	(319,300)	(296,964)	(22,336)	UBS AG
CMBX.NA.8.AAA	10/17/57	0.500%	13,000	(592,987)	(551,708)	(41,279)	Citigroup Global Markets
CMBX.NA.8.AAA	10/17/57	0.500%	13,000	(592,987)	(544,981)	(48,006)	Citigroup Global Markets
CMBX.NA.8.AAA	10/17/57	0.500%	15,000	(684,215)	(562,880)	(121,335)	Credit Suisse First Boston Corp.
CMBX.NA.8.AAA	10/17/57	0.500%	25,000	(1,140,359)	(909,382)	(230,977)	Deutsche Bank AG
CMBX.NA.8.AAA	10/17/57	0.500%	50,000	(2,280,718)	(1,778,532)	(502,186)	Goldman Sachs & Co.

				$(1,187,332)	$(1,625,191)	$437,859

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at October 31, 2015(3)	Unrealized Depreciation
Exchange-traded credit default swap on credit indices—Sell Protection(2)
CDX.NA.HY.18.V6	06/20/17	5.000%	85,500	$7,861,831	$4,369,050	$(3,492,781)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2015(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Sell Protection(2):
Kingdom of Belgium	12/20/24	1.000%	5,000	0.606%	$170,353	$8,073	$ 162,280	JPMorgan Chase
Kingdom of Spain	12/20/20	1.000%	99,235	0.884%	679,933	(201,271)	881,204	JPMorgan Chase
People’s Republic of China	03/20/22	1.000%	20,000	1.241%	(262,492)	(315,815)	53,323	Deutsche Bank AG
Republic of Italy	12/20/18	1.000%	10,000	1.025%	(717)	71,446	(72,163)	JPMorgan Chase

					$587,077	$(437,567)	$1,024,644

See Notes to Financial Statements.

Prudential Total Return Bond Fund	99

Portfolio of Investments

as of October 31, 2015 continued

Sovereign Bonds, U.S. Government Agency Obligations and U.S. Treasury Obligations with a combined market value of $128,858,929 and cash balance of $39,000,000 have been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at October 31, 2015.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of the emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

100

Currency swap agreements outstanding at October 31, 2015:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
196	3 Month LIBOR	EUR	150	3 Month EURIBOR minus 31.70 bps	Barclays Capital Group	12/14/15	$30,723	$—	$30,723
396	3 Month LIBOR	EUR	300	3 Month EURIBOR minus 28.25 bps	Barclays Capital Group	01/04/16	65,990	—	65,990
1,205	3 Month LIBOR	JPY	120,000	3 Month JPY LIBOR minus 54.00 bps	Barclays Capital Group	10/12/16	210,785	—	210,785
4,243	3 Month LIBOR	EUR	3,600	3 Month EURIBOR minus 21.25 bps	Citigroup Global Markets	01/16/17	289,327	—	289,327
508	3 Month LIBOR	EUR	400	3 Month EURIBOR minus 31.25 bps	Citigroup Global Markets	11/15/15	67,820	—	67,820
2,329	3 Month LIBOR plus 412 bps	EUR	1,920	4.500%	Citigroup Global Markets	11/30/15	130,486	(21,885)	152,371
1,395	3 Month LIBOR	EUR	1,060	3 Month EURIBOR minus 30.00 bps	Citigroup Global Markets	12/18/15	229,641	—	229,641
3,758	3 Month LIBOR	EUR	3,240	3 Month EURIBOR minus 24.50 bps	Citigroup Global Markets	01/16/17	198,981	—	198,981
2,247	3 Month LIBOR plus 432 bps	JPY	175,000	3.450%	Citigroup Global Markets	03/24/17	835,673	10,901	824,772
1,969	3 Month LIBOR plus 208 bps	EUR	1,610	4.250%	Citigroup Global Markets	07/14/17	106,559	(182,593)	289,152
3,030	3 Month LIBOR plus 220 bps	EUR	2,485	4.250%	Citigroup Global Markets	07/14/17	161,871	(258,836)	420,707
16,667	3 Month LIBOR	JPY	1,700,000	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	2,534,277	—	2,534,277
5,141	3 Month LIBOR	EUR	4,470	3 Month EURIBOR minus 25 bps	Goldman Sachs & Co.	01/20/17	223,127	—	223,127
275	3 Month LIBOR	EUR	210	3 Month EURIBOR minus 30.50 bps	Hong Kong & Shanghai Bank	12/17/15	43,791	—	43,791
3,326	3 Month LIBOR	CHF	3,200	3 Month LIBOR minus 39.5 bps	Hong Kong & Shanghai Bank	04/09/16	87,679	—	87,679

See Notes to Financial Statements.

Prudential Total Return Bond Fund	101

Portfolio of Investments

as of October 31, 2015 continued

Currency swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	OTC currency swap agreements (cont’d.):
	8,398	3 Month LIBOR	JPY	1,000,000	3 Month JPY LIBOR minus 43.25 bps	Hong Kong & Shanghai Bank	02/10/17	$97,362	$—	$97,362
	1,993	3 Month LIBOR	EUR	1,550	3 Month EURIBOR minus 31.75 bps	Hong Kong & Shanghai Bank	09/28/17	289,091	—	289,091
	1,150	3 Month LIBOR	EUR	1,000	3 Month EURIBOR minus 25 bps	JPMorgan Chase	01/20/17	49,927	—	49,927
	1,164	3 Month LIBOR plus 398 bps	EUR	950	4.500%	JPMorgan Chase	11/30/15	77,077	(20,152)	97,229
JPY	1,130,000	3 Month JPY LIBOR minus 43.35 bps		9,593	3 Month LIBOR	JPMorgan Chase	11/26/16	(222,478)	—	(222,478)
JPY	4,520,000	3 Month JPY LIBOR minus 42.10 bps		38,289	3 Month LIBOR	JPMorgan Chase	11/28/16	(803,335)	—	(803,335)
	109,730	3 Month LIBOR	EUR	95,500	3 Month EURIBOR minus 26.95 bps	JPMorgan Chase	02/17/17	4,289,042	—	4,289,042
	1,351	1 Month LIBOR plus 88 bps	MXN	20,000	28 Day Mexican Interbank Rate	JPMorgan Chase	03/08/17	145,788	—	145,788
	1,700	3 Month LIBOR	JPY	200,000	3 Month JPY LIBOR minus 46.75 bps	JPMorgan Chase	05/03/17	39,510	—	39,510
	4,138	3 Month LIBOR plus 54.25 bps	JPY	500,000	0.155%	JPMorgan Chase	10/26/17	(20,493)	—	(20,493)
	9,593	3 Month LIBOR	JPY	1,130,000	3 Month JPY LIBOR minus 69.88 bps	JPMorgan Chase	11/26/24	170,476	—	170,476
	38,289	3 Month LIBOR	JPY	4,520,000	3 Month JPY LIBOR minus 67.32 bps	JPMorgan Chase	11/28/24	509,642	—	509,642

								$9,838,339	$(472,565)	$10,310,904

See Notes to Financial Statements.

102

Total return swap agreements outstanding at October 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC total return swap agreements:
Barclays Capital Group	11/05/2015	157,000	Pay fixed payment of 0.1% and receive variable payments based on the Federal National Mortgage Assoc. 30 Year TBA	$(583,563)	$380,913	$(964,476)
Barclays Capital Group	11/05/2015	309,000	Pay fixed payment of 0.14% and receive variable payments based on the Federal National Mortgage Assoc. 30 Year TBA	(615,947)	—	(615,947)
Barclays Capital Group	12/04/2015	157,000	Pay fixed payment of 0.14% and receive variable payments based on the Federal National Mortgage Assoc. 30 Year TBA	(536,048)	—	(536,048)
JPMorgan Chase	01/12/2041	(21,739)	Pay fixed payment based on the IOS.FN30.450.10 Index and receive variable payments based on the 1 Month LIBOR	49,371	(391,173)	440,544
Credit Suisse First Boston Corp.	01/12/2041	71,863	Receive fixed payments based on the IOS.FN30.450.10 Index and pay variable payments based on the 1 Month LIBOR	163,760	(201,507)	365,267

				$(1,522,427)	$(211,767)	$(1,310,660)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	103

Portfolio of Investments

as of October 31, 2015 continued

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$1,619,165,888	$—
Non-Residential Mortgage-Backed Securities	—	206,754,988	42,421,200
Residential Mortgage-Backed Securities	—	1,093,704,191	58,811,936
Bank Loans	—	247,713,754	12,121,105
Commercial Mortgage-Backed Securities	—	1,020,478,431	5,844,178
Corporate Bonds	—	5,475,679,430	—
Covered Bond	—	1,956,917	—
Foreign Agencies	—	320,280,263	—
Municipal Bonds	—	149,779,175	—
Sovereign Bonds	—	637,260,336	—
U.S. Government Agency Obligations	—	207,343,111	—
U.S. Treasury Obligations	—	204,513,652	—
Preferred Stock	558,800	—	—
Affiliated Mutual Funds	1,090,663,020	—	—
Certificate of Deposit	—	600,696	—
Options Purchased	297,783	20,395,312	—
Options Written	(179,306)	(5,122,250)	—
Other Financial Instruments*
Futures Contracts	12,777,525	—	—
OTC Forward Foreign Currency Exchange Contracts	—	4,637,498	—
OTC Cross Currency Exchange Contracts	—	(382,628)	—
OTC interest rate swaps	—	1,330,695	—
Exchange-traded interest rate swaps	—	(31,177,983)	—
OTC Forward Rate Agreements	—	—	(1,225,560)
Exchange-traded credit default swap	—	(3,492,781)	—
OTC credit default swaps	—	(723,771)	—
OTC Currency Swap Agreements	—	9,838,339	—
OTC Total Return Swap Agreements	—	(1,522,427)	—

Total	$1,104,117,822	$11,179,010,836	$117,972,859

See Notes to Financial Statements.

104

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Collateralized Loan Obligations	Non-Residential Mortgage- Backed Securities	Residential Mortgage- Backed Securities	Bank Loans	Commercial Mortgage- Backed Securities	Corporate Bonds	Forward Rate Agreements
Balance as of 10/31/14	$100,257,910	$—	$29,611,024	$6,693,194	$—	$16,065,898	$—
Realized gain (loss)	—	—	—	(6,812)	—	—	—
Change in unrealized appreciation (depreciation)**	—	24,168	(63,873)	(846,569)	(444,973)	—	(1,225,560)
Purchases	—	42,397,032	59,832,391	9,499,930	6,289,151	—	—
Sales	—	—	(978,612)	(5,175,337)	—	—	—
Accrued discount/premium	—	—	22,030	—	—	—	—
Transfers into Level 3	—	—	—	3,217,736	—	—	—
Transfers out of Level 3	(100,257,910)	—	(29,611,024)	(1,261,037)	—	(16,065,898)	—

Balance as of 10/31/15	$—	$42,421,200	$58,811,936	$12,121,105	$5,844,178	$—	$(1,225,560)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $(2,276,794) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2015	Valuation Methodology	Unobservable Inputs
Bank Loans	$12,121,105	Market Approach	Single Broker Indicative Quote
Commercial Mortgage-Backed Securities	5,844,178	Market Approach	Single Broker Indicative Quote
Non-Residential Mortgage-Backed Securities	42,421,200	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	58,811,936	Market Approach	Single Broker Indicative Quote
Forward Rate Agreements	(1,225,560)	Model Pricing	Forward Rate Adjustment

	$117,972,859

See Notes to Financial Statements.

Prudential Total Return Bond Fund	105

Portfolio of Investments

as of October 31, 2015 continued

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$1,261,037	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Collateralized Loan Obligations	100,257,910	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Residential Mortgage-Backed Securities	29,611,024	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Corporate Bonds	16,065,898	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Bank Loans	3,217,736	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Collateralized Loan Obligations	13.9%
Banks	12.2
Residential Mortgage-Backed Securities	9.9
Affiliated Mutual Funds (including 6.6% of collateral for securities on loan)	9.4
Commercial Mortgage-Backed Securities	8.8
Sovereign Bonds	5.5
Electric	2.8
Telecommunications	2.8
Foreign Agencies	2.7
Healthcare-Services	2.5
Non-Residential Mortgage-Backed Securities	2.1
Media	2.0
U.S. Government Agency Obligations	1.8
Software	1.8
U.S. Treasury Obligations	1.8
Insurance	1.7
Diversified Financial Services	1.6
Pharmaceuticals	1.6
Auto Manufacturers	1.4
Retail	1.4
Municipal Bonds	1.3
Food	1.2
Chemicals	1.2
Oil & Gas	1.1
Computers	0.9
Building Materials	0.9
Lodging	0.8
Real Estate Investment Trusts (REITs)	0.7%
Healthcare-Products	0.6
Pipelines	0.6
Agriculture	0.6
Commercial Services	0.6
Semiconductors	0.6
Airlines	0.6
Home Builders	0.5
Entertainment	0.5
Mining	0.5
Transportation	0.5
Biotechnology	0.4
Miscellaneous Manufacturing	0.4
Healthcare & Pharmaceutical	0.4
Auto Parts & Equipment	0.3
Technology	0.3
Paper & Forest Products	0.3
Metal Fabricate & Hardware	0.3
Consumer	0.2
Cable	0.2
Gas	0.2
Holding Companies—Diversified	0.2
Trucking & Leasing	0.2
Options Purchased	0.2
Packaging & Containers	0.2
Foods	0.2
Beverages	0.2
Office & Business Equipment	0.1

See Notes to Financial Statements.

106

Automotive	0.1%
Capital Goods	0.1
Distribution/Wholesale	0.1
Aerospace & Defense	0.1
Iron/Steel	0.1
Leisure Time	0.1
Electronics	0.1
Energy—Refining	0.1
Environmental Control	0.1%
Retailers	0.1
Options Written	(0.1)

106.6
Liabilities in excess of other assets	(6.6)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$5,526,974		Premiums received for OTC swap agreements	$7,497,447
Credit contracts	—	—		Due from/to broker—variation margin swaps	3,492,781	*
Credit contracts	Unaffiliated investments	643,715		Options written outstanding, at value	1,214,855
Credit contracts	Unrealized appreciation on OTC swap agreements	3,234,425		Unrealized depreciation on OTC swap agreements	1,987,723
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency contracts	13,640,301		Unrealized depreciation on OTC forward foreign currency contracts	9,002,803
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	382,628
Interest rate contracts	Due from/to broker—variation margin futures	18,230,995	*	Due from/to broker—variation margin futures	5,453,470	*
Interest rate contracts	Due from/to broker—variation margin swaps	24,889,155	*	Due from/to broker—variation margin swaps	56,067,138	*
Interest rate contracts	Unaffiliated investments	20,049,380		Options written outstanding, at value	4,086,701

See Notes to Financial Statements.

Prudential Total Return Bond Fund	107

Portfolio of Investments

as of October 31, 2015 continued

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Unrealized depreciation on OTC forward rate agreements	$1,225,560
Interest rate contracts	Unrealized appreciation on OTC swap agreements	13,977,573	Unrealized depreciation on OTC swap agreements	3,646,634
Interest rate contracts	Premium paid for OTC swap agreements	391,814	Premium received for OTC swap agreements	1,076,146

Total		$100,584,332		$95,133,886

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$347,463	$384,038	$—	$—	$—	$10,117,123	10,848,624
Foreign exchange contracts	—	—	—	31,495,308	—	—	31,495,308
Interest rate contracts	(28,499,377)	13,241,102	68,416,297	—	77,100	(48,296,251)	4,938,871

	$(28,151,914)	$13,625,140	$68,416,297	$31,495,308	$77,100	$(38,179,128)	47,282,803

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

See Notes to Financial Statements.

108

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$(249,805)	$(237,567)	$—	$—	$—	$(2,993,606)	$(3,480,978)
Foreign exchange contracts	—	—	—	1,219,400	—	—	1,219,400
Interest rate contracts	3,701,538	1,545,953	6,587,094	—	(1,225,560)	(25,795,426)	(15,186,401)

	$3,451,733	$1,308,386	$6,587,094	$1,219,400	$(1,225,560)	$(28,789,032)	$(17,447,979)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2015, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts—Long Positions(2)	Futures Contracts—Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$10,432,827	$3,711,088	$4,131,663,281	$2,266,402,455	$567,062,962

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(2)	Forward Rate Agreements(4)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements— Buy Protection(4)
$792,141,422	$119,164,370	$210,180	$5,064,308	$165,934

Credit Default Swap Agreements— Sell Protection(4)	Currency Swap Agreements(4)	Total Return Swap Agreements(4)
$463,454	$299,942	$201,572

1)	Cost.
2)	Value at Trade Date.
3)	Value at Settlement Date.
4)	Notional Amount in USD (000).

See Notes to Financial Statements.

Prudential Total Return Bond Fund	109

Portfolio of Investments

as of October 31, 2015 continued

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$3,028,793	$(1,368,462)	$(2,837,611)	$—
Barclays Capital Group	3,038,587	(2,563,164)	(1,606,685)	—
BNP Paribas	983,971	(983,971)	—	—
Citigroup Global Markets	20,158,125	(5,136,797)	(17,660,000)	—
Credit Suisse First Boston Corp.	1,611,900	(1,138,847)	(60,000)	413,053
Deutsche Bank AG	7,981,045	(4,186,546)	(3,348,005)	446,494
Goldman Sachs & Co.	245,885	(245,885)	—	—
Hong Kong & Shanghai Bank	583,653	—	(496,715)	86,938
JPMorgan Chase	18,778,773	(7,725,873)	(15,610,000)	—
Morgan Stanley	597,927	(597,927)	—	—
UBS AG	157,740	(157,740)	—	—

	$57,166,399

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(1,368,462)	$1,368,462	$—	$—
Barclays Capital Group	(2,563,164)	2,563,164	—	—
BNP Paribas	(1,589,263)	983,971	931,511	—
Citigroup Global Markets	(5,136,797)	5,136,797	—	—
Credit Suisse First Boston Corp.	(1,138,847)	1,138,847	—	—
Deutsche Bank AG	(4,186,546)	4,186,546	—	—
Goldman Sachs & Co.	(3,683,537)	245,885	3,645,503	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	(7,725,873)	7,725,873	—	—
Morgan Stanley	(882,372)	597,927	131,668	(152,777)
UBS AG	(1,666,330)	157,740	1,225,597	(282,993)

	$(29,941,191)

See Notes to Financial Statements.

110

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	111

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value, including securities on loan of $750,565,346:
Unaffiliated Investments (cost $11,428,722,317)	$11,325,681,146
Affiliated Investments (cost $1,092,375,104)	1,090,663,020
Cash	14,983,240
Foreign currency, at value (cost $16,157,782)	16,161,008
Deposit with broker	58,960,000
Receivable for investments sold	781,610,773
Dividends and interest receivable	96,035,267
Receivable for Fund shares sold	35,087,046
Unrealized appreciation on OTC swap agreements	17,211,998
Unrealized appreciation on OTC forward foreign currency exchange contracts	13,640,301
Due from broker—variation margin futures	7,284,289
Premium paid for OTC swap agreements	5,918,788
Prepaid expenses	95,580

Total assets	13,463,332,456

Liabilities
Payable for investments purchased	985,796,098
Payable to broker for collateral for securities on loan	768,126,868
Payable for Fund shares reacquired	21,104,729
Unrealized depreciation on OTC forward foreign currency exchange contracts	9,002,803
Premium received for OTC swap agreements	8,573,593
Due to broker—variation margin swaps	6,054,724
Unrealized depreciation on OTC swap agreements	5,634,357
Options written outstanding, at value (premiums received $5,995,980)	5,301,556
Accrued expenses and other liabilities	3,605,783
Management fee payable	3,689,568
Dividends payable	2,465,865
Unrealized depreciation on OTC forward rate agreements	1,225,560
Distribution fee payable	1,212,731
Unrealized depreciation on OTC cross currency exchange contracts	382,628
Affiliated transfer agent fee payable	261,580
Deferred directors’ fees	8,569

Total liabilities	1,822,447,012

Net Assets	$11,640,885,444

Net assets were comprised of:
Common stock, at par	$817,980
Paid-in capital in excess of par	11,785,795,221

11,786,613,201
Undistributed net investment income	13,454,894
Accumulated net realized loss on investment and foreign currency transactions	(47,406,658)
Net unrealized depreciation on investments and foreign currencies	(111,775,993)

Net assets, October 31, 2015	$11,640,885,444

See Notes to Financial Statements.

112

Class A
Net asset value and redemption price per share ($2,925,814,201 ÷ 205,242,611 shares of common stock issued and outstanding)	$14.26
Maximum sales charge (4.50% of offering price)	0.67

Maximum offering price to public	$14.93

Class B
Net asset value, offering price and redemption price per share ($46,569,381 ÷ 3,266,584 shares of common stock issued and outstanding)	$14.26

Class C
Net asset value, offering price and redemption price per share ($416,364,006 ÷ 29,231,600 shares of common stock issued and outstanding)	$14.24

Class Q
Net asset value, offering price and redemption price per share ($2,233,739,575 ÷ 156,924,170 shares of common stock issued and outstanding)	$14.23

Class R
Net asset value, offering price and redemption price per share ($525,823,881 ÷ 36,811,101 shares of common stock issued and outstanding)	$14.28

Class Z
Net asset value, offering price and redemption price per share ($5,492,574,400 ÷ 386,503,785 shares of common stock issued and outstanding)	$14.21

See Notes to Financial Statements.

Prudential Total Return Bond Fund	113

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Interest income	$291,853,069
Affiliated income from securities lending, net	748,038
Affiliated dividend income	669,065
Unaffiliated dividend income	58,799

Total income	293,328,971

Expenses
Management fee	41,211,506
Distribution fee—Class A	6,361,501
Distribution fee—Class B	504,098
Distribution fee—Class C	3,606,223
Distribution fee—Class R	2,522,147
Transfer agent’s fees and expenses (including affiliated expenses of $1,189,800)	9,737,000
Custodian and accounting fees	1,420,000
Registration fees	1,046,000
Shareholders’ reports	621,000
Directors’ fees	136,000
Legal fees and expenses	58,000
Insurance expenses	57,000
Audit fee	57,000
Commitment fee on syndicated credit agreement	9,000
Loan interest expense	181
Miscellaneous	26,498

Total expenses	67,373,154
Less: Management fee waiver and/or expense reimbursement	(3,129,525)
Distribution fee waiver—Class A	(297,231)
Distribution fee waiver—Class B	(126,025)
Distribution fee waiver—Class R	(840,708)

Net expenses	62,979,665

Net investment income	230,349,306

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(25,384,768)
Futures transactions	68,416,297
Options written transactions	13,625,140
Forward rate agreement transactions	77,100
Swap agreement transactions	(38,179,128)
Foreign currency transactions	14,833,628

33,388,269

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated ($118,521))	(169,258,492)
Futures	6,587,094
Options written	1,308,386
Forward rate agreements	(1,225,560)
Swap agreements	(28,789,032)
Foreign currencies	1,591,573

(189,786,031)

Net loss on investment and foreign currency transactions	(156,397,762)

Net Increase In Net Assets Resulting From Operations	$73,951,544

See Notes to Financial Statements.

114

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$230,349,306	$88,900,320
Net realized gain on investment and foreign currency transactions	33,388,269	44,474,291
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(189,786,031)	35,458,973

Net increase in net assets resulting from operations	73,951,544	168,833,584

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(67,358,335)	(42,494,516)
Class B	(1,168,842)	(1,691,912)
Class C	(7,332,402)	(6,721,235)
Class Q	(49,406,411)	(2,900,036)
Class R	(8,303,861)	(2,618,540)
Class X	—	(2,135)
Class Z	(130,681,431)	(52,767,858)

	(264,251,282)	(109,196,232)

Distributions from net realized gains
Class A	(3,191,257)	—
Class B	(97,458)	—
Class C	(565,108)	—
Class Q	(845,672)	—
Class R	(223,099)	—
Class Z	(5,127,575)	—

	(10,050,169)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	8,896,141,918	2,514,580,508
Net asset value of shares issued in reinvestment of dividends and distributions	247,367,797	93,795,794
Net asset value of shares issued in merger (Note 8)	330,865,693	—
Cost of shares reacquired	(2,150,098,232)	(886,665,047)

Net increase in net assets from Fund share transactions	7,324,277,176	1,721,711,255

Total increase	7,123,927,269	1,781,348,607

Net Assets:
Beginning of year	4,516,958,175	2,735,609,568

End of year(a)	$11,640,885,444	$4,516,958,175

(a) Includes undistributed net investment income of:	$13,454,894	—

See Notes to Financial Statements.

Prudential Total Return Bond Fund	115

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 17 (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company was incorporated in Maryland on September 1, 1994 and currently consists of two series: Prudential Total Return Bond Fund and Prudential Short Duration Multi-Sector Fund. These financial statements relate to Prudential Total Return Bond Fund (the “Fund”), a diversified series of the Company. The financial statements of the other series are not presented herein. The Fund’s investment objective is total return.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

116

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price

Prudential Total Return Bond Fund	117

Notes to Financial Statements

continued

determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio

118

securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. The Fund may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Prudential Total Return Bond Fund	119

Notes to Financial Statements

continued

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain

120

or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund may enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into credit default, interest rate, and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed in the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Prudential Total Return Bond Fund	121

Notes to Financial Statements

continued

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an

122

emerging country as of period end are disclosed in the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Restricted and Illiquid Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed

Prudential Total Return Bond Fund	123

Notes to Financial Statements

continued

liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of

124

default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2015, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Prudential Total Return Bond Fund	125

Notes to Financial Statements

continued

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment-In-Kind. The Fund may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Distributions from net realized capital

126

and currency gains, if any, are paid annually. Foreign currency losses may reduce the amount of dividends of net investment income. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

Effective July 1, 2015, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to $1 billion, .45% of such assets from $1 billion to $10 billion and .44% of such assets in excess of $10 billion. Prior to July 1, 2015, the management fee paid to PI was accrued daily and payable monthly, at an annual rate of ..50% of the Fund’s average daily net assets up to $1 billion and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursement was .46% for the year ended October 31, 2015. The effective management fee rate, net of waivers and/or expense reimbursement, was .42%.

Prudential Total Return Bond Fund	127

Notes to Financial Statements

continued

PI has contractually agreed, through February 28, 2017, to reimburse and/or waive fees so that the Fund’s net annual operating expenses do not exceed .46% of the Fund’s average daily net assets (exclusive of distribution and service (12b-1) fees, transfer agency/sub-transfer agency fees and networking expenses, extraordinary expenses and certain other expenses, such as taxes, interest and brokerage commissions). Effective September 23, 2015, PI contractually agreed to amend the expense limitation such that the Fund’s net annual operating expenses do not exceed .46% of the Fund’s average daily net assets (exclusive of distribution and service (12b-1) fees, transfer agency/sub-transfer agency fees and networking expenses, extraordinary expenses and certain other expenses, such as taxes, interest and brokerage commissions) and the Fund’s net annual operating expenses do not exceed .58% of the Fund’s average daily net assets (exclusive of 12b-1 fees, extraordinary expenses and certain other expenses, such as taxes, interest, and brokerage commissions).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares. Formerly through April 11, 2014, the Fund had a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, served as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through March 8, 2015. Effective March 9, 2015, the Class A contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated. PIMS has contractually agreed through February 28, 2017 to limit such expenses to .50% of the average daily net assets of the Class R shares. Additionally, PIMS voluntarily agreed to limit such fees to .75% of the average daily net assets of the Class B shares. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

128

Prior to the final conversion of Class X shares, Management received the maximum allowable amount of sales charges for Class X shares in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager were contributed back into the Fund and included in the Financial Highlights as a contribution to capital. During the year ended October 31, 2008, management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The Manager has paid the class for the overcharge which is reflected as an increase in net investment income, an increase in distributions from net investment income related to Class X, and capital contributions to Class X. The impact is also reflected in the Financial Highlights for the years ended October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009.

PIMS has advised the Fund that it has received $2,393,608 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2015, it received $3,457, $83,853 and $62,669 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PAD and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential is the Fund’s securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended October 31, 2015, PIM has been compensated approximately $223,300 for the securities lending.

The Fund invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission, and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by

Prudential Total Return Bond Fund	129

Notes to Financial Statements

continued

PI. Earnings from the Core Funds are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended October 31, 2015, were $11,289,805,705 and $4,345,646,231, respectively.

Written options transactions during the year ended October 31, 2015, were as follows:

	Notional Amount (000)	Premium
Balance at October 31, 2014	2,709,900	$4,211,177
Options written	25,504,440	27,225,120
Options closed	(10,121,350)	(14,658,175)
Options expired	(10,944,100)	(10,782,142)

Balance at October 31, 2015	7,148,890	$5,995,980

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2015, the adjustments were to increase undistributed net investment income by $53,907,927, increase accumulated net realized loss on investment and foreign currency transactions by $57,147,347 and increase paid-in capital in excess of par by $3,239,420 due to difference for financial and tax reporting purposes in the treatment of accreting market discount and amortization of premiums, certain transactions involving foreign currencies, swaps, paydown gains/losses, merger related adjustments and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

130

For the year ended October 31, 2015, the tax character of dividends paid by the Fund were $266,506,602 of ordinary income and $7,794,849 of long-term capital gains. For the year ended October 31, 2014, the tax character of dividends paid by the Fund was $109,196,232 of ordinary income.

As of October 31, 2015, the accumulated undistributed earnings on a tax basis was $21,971,665 of ordinary income and $1,291,330 of long-term capital gains. This differs from the amounts shown on the Statements of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$12,559,009,291	$95,270,999	$(237,936,124)	$(142,665,125)	$(23,859,762)	$(166,524,887)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums, deferred losses on wash sales, straddles and other book to tax differences. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures, forward currency transactions and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement and/or benefits plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly

Prudential Total Return Bond Fund	131

Notes to Financial Statements

continued

basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% during the first 12 months. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.5 billion shares of common stock authorized, $.001 par value per share, divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class X and Class Z shares, each of which consists of 525 million, 50 million, 50 million, 250 million, 250 million, 25 million and 350 million shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	141,230,173	$2,047,266,319
Shares issued in reinvestment of dividends and distributions	4,440,883	64,107,299
Shares reacquired	(39,111,949)	(563,427,851)

Net increase (decrease) in shares outstanding before conversion	106,559,107	1,547,945,767
Shares issued upon conversion from other share class(es)	478,192	6,893,390
Shares reacquired upon conversion into other share class(es)	(7,114,429)	(102,391,390)

Net increase (decrease) in shares outstanding	99,922,870	$1,452,447,767

Year ended October 31, 2014:
Shares sold	48,006,890	$688,848,928
Shares issued in reinvestment of dividends and distributions	2,654,638	38,002,888
Shares reacquired	(24,766,502)	(353,240,982)

Net increase (decrease) in shares outstanding before conversion	25,895,026	373,610,834
Shares issued upon conversion from other share class(es)	689,166	9,794,015
Shares reacquired upon conversion into other share class(es)	(4,526,495)	(65,368,351)

Net increase (decrease) in shares outstanding	22,057,697	$318,036,498

132

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	154,319	$2,225,532
Shares issued in reinvestment of dividends and distributions	71,511	1,034,985
Shares reacquired	(527,378)	(7,615,239)

Net increase (decrease) in shares outstanding before conversion	(301,548)	(4,354,722)
Shares reacquired upon conversion into other share class(es)	(186,432)	(2,684,422)

Net increase (decrease) in shares outstanding	(487,980)	$(7,039,144)

Year ended October 31, 2014:
Shares sold	219,664	$3,135,871
Shares issued in reinvestment of dividends and distributions	95,878	1,371,023
Shares reacquired	(773,580)	(11,024,144)

Net increase (decrease) in shares outstanding before conversion	(458,038)	(6,517,250)
Shares reacquired upon conversion into other share class(es)	(215,186)	(3,073,190)

Net increase (decrease) in shares outstanding	(673,224)	$(9,590,440)

Class C
Year ended October 31, 2015:
Shares sold	12,773,287	$184,500,221
Shares issued in reinvestment of dividends and distributions	449,278	6,488,297
Shares reacquired	(4,000,024)	(57,624,227)

Net increase (decrease) in shares outstanding before conversion	9,222,541	133,364,291
Shares issued upon conversion from other share class(es)	5,514	79,939
Shares reacquired upon conversion into other share class(es)	(337,838)	(4,871,489)

Net increase (decrease) in shares outstanding	8,890,217	$128,572,741

Year ended October 31, 2014:
Shares sold	6,675,896	$95,918,082
Shares issued in reinvestment of dividends and distributions	392,217	5,604,366
Shares reacquired	(5,915,643)	(84,112,138)

Net increase (decrease) in shares outstanding before conversion	1,152,470	17,410,310
Shares reacquired upon conversion into other share class(es)	(317,864)	(4,555,223)

Net increase (decrease) in shares outstanding	834,606	$12,855,087

Class Q
Year ended October 31, 2015:
Shares sold	162,118,488	$2,349,136,374
Shares issued in reinvestment of dividends and distributions	3,343,013	48,133,978
Shares reacquired	(26,693,812)	(383,559,325)

Net increase (decrease) in shares outstanding before conversion	138,767,689	2,013,711,027
Shares issued upon conversion from other share class(es)	3,579,512	51,388,212

Net increase (decrease) in shares outstanding	142,347,201	$2,065,099,239

Year ended October 31, 2014:
Shares sold	12,971,119	$186,181,383
Shares issued in reinvestment of dividends and distributions	202,983	2,910,086
Shares reacquired	(953,710)	(13,631,148)

Net increase (decrease) in shares outstanding	12,220,392	$175,460,321

Prudential Total Return Bond Fund	133

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended October 31, 2015
Shares sold	15,807,065	$228,475,686
Shares issued in merger	19,147,713	281,662,862
Shares issued in reinvestment of dividends and distributions	590,987	8,519,968
Shares reacquired	(6,202,236)	(89,082,327)

Net increase (decrease) in shares outstanding before conversion	29,343,529	429,576,189
Shares reacquired upon conversion into other share class(es)	(3,822)	(55,228)

Net increase (decrease) in shares outstanding	29,339,707	$429,520,961

Year ended October 31, 2014:
Shares sold	4,726,695	$67,667,249
Shares issued in reinvestment of dividends and distributions	157,951	2,267,048
Shares reacquired	(1,453,225)	(20,822,161)

Net increase (decrease) in shares outstanding	3,431,421	$49,112,136

Class X
Period ended April 11, 2014:*
Shares sold	7	$109
Shares issued in reinvestment of dividends and distributions	133	1,880
Shares reacquired	(295)	(4,059)

Net increase (decrease) in shares outstanding before conversion	(155)	(2,070)
Shares reacquired upon conversion into other share class(es)	(22,632)	(320,324)

Net increase (decrease) in shares outstanding	(22,787)	$(322,394)

Class Z
Year ended October 31, 2015:
Shares sold	283,254,581	$4,084,537,786
Shares issued in merger	3,363,158	49,202,831
Shares issued in reinvestment of dividends and distributions	8,273,430	119,083,270
Shares reacquired	(73,030,724)	(1,048,789,263)

Net increase (decrease) in shares outstanding before conversion	221,860,445	3,204,034,624
Shares issued upon conversion from other share class(es)	7,409,568	106,328,692
Shares reacquired upon conversion into other share class(es)	(3,813,914)	(54,687,704)

Net increase (decrease) in shares outstanding	225,456,099	$3,255,675,612

Year ended October 31, 2014:
Shares sold	102,951,720	$1,472,828,886
Shares issued in reinvestment of dividends and distributions	3,054,553	43,638,503
Shares reacquired	(28,407,368)	(403,830,415)

Net increase (decrease) in shares outstanding before conversion	77,598,905	1,112,636,974
Shares issued upon conversion from other share class(es)	4,859,108	69,923,574
Shares reacquired upon conversion into other share class(es)	(452,730)	(6,400,501)

Net increase (decrease) in shares outstanding	82,005,283	$1,176,160,047

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

134

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2015. The balance for the 1 day that the Fund had a loan outstanding during the period was $4,592,000, borrowed at an interest rate of 1.42%. At October 31, 2015, the Fund did not have an outstanding loan amount.

Note 8. Reorganization

On April 7, 2015, shareholders of the Target Total Return Bond Portfolio (“the Portfolio”) approved the reorganization of the Portfolio into the Prudential Total Return Bond Fund (“the Fund”). As a result of the reorganization, the assets and liabilities of the Portfolio were exchanged for shares of the Fund and the shareholders of the Portfolio are now shareholders of the Fund. The reorganization took place on April 24, 2015. On such date, the merged portfolio had total investments cost and value of $319,458,291 and $326,963,383, respectively, representing the principal assets acquired by the acquiring fund.

The purpose of the transaction was to combine two Funds with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 24, 2015:

Merged Portfolio		Acquiring Fund
Target Total Return Bond Portfolio		Prudential Total Return Bond Fund
Class	Shares	Class	Shares	Value
R	26,403,583	R	19,147,713	$281,662,862
T	4,571,649	Z	3,363,158	49,202,831

Prudential Total Return Bond Fund	135

Notes to Financial Statements

continued

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio		Acquiring Fund
Target Total Return Bond Portfolio		Prudential Total Return Bond Fund
Net Assets	Unrealized Appreciation	Net Assets
$330,865,693	$7,505,092	$4,803,585,180

Assuming the acquisition had been completed on November 1, 2014, the Fund’s results of operations for the year ended October 31, 2015 were as follows:

Net investment income	$232,084,176	(a)
Net realized and unrealized loss on investments	(148,288,706	)(b)

	$83,795,470

(a)	$230,349,306, as reported in the Statement of Operations, plus $1,384,870 Net Investment Income from the Portfolio pre-merger, plus $350,000 of pro-forma eliminated expenses.
(b)	($156,397,762), as reported in the Statement of Operations, plus $8,109,056 Net Realized and Unrealized Gain (Loss) on Investments from Target Total Return Bond Portfolio pre-merger.

Because both the Portfolio and the Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Portfolio that have been included in the Fund’s Statement of Operations since April 24, 2015.

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset

136

Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Note 10. Notice of Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared capital gain distributions on December 8, 2015 to shareholders of record on December 9, 2015. The ex-dividend date was December 10, 2015. The per share amounts declared were as follows:

Long-Term Capital Gains
Class A, B, C, Q, R, and Z	$0.00154

Prudential Total Return Bond Fund	137

Financial Highlights

Class A Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.48	$14.22	$14.78	$14.41	$14.27
Income (loss) from investment operations:
Net investment income	.35	.39	.45	.47	.55
Net realized and unrealized gain (loss) on investment transactions	(.14)	.36	(.40)	.72	.31
Total from investment operations	.21	.75	.05	1.19	.86
Less Dividends and Distributions:
Dividends from net investment income	(.41)	(.49)	(.46)	(.50)	(.56)
Tax return of capital	-	-	(.02)	-	-
Distributions from net realized gains	(.02)	-	(.13)	(.32)	(.16)
Total dividends and distributions	(.43)	(.49)	(.61)	(.82)	(.72)
Net asset value, end of year	$14.26	$14.48	$14.22	$14.78	$14.41
Total Return(b):	1.45%	5.37%	.40%	8.67%	6.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,925,814	$1,524,896	$1,183,870	$1,126,905	$555,062
Average net assets (000)	$2,425,719	$1,251,861	$1,221,286	$835,198	$428,956
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	.84%	.83%	.85%	.85%	.85%
Expenses before waivers and/or expense reimbursement	.88%	.93%	.94%	.93%	1.02%
Net investment income	2.41%	2.76%	3.09%	3.28%	3.92%
Portfolio turnover rate	114%	95%	188%	256%	242%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

See Notes to Financial Statements.

138

Class B Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.48	$14.22	$14.79	$14.42	$14.27
Income (loss) from investment operations:
Net investment income	.28	.33	.37	.40	.48
Net realized and unrealized gain (loss) on investment transactions	(.15)	.35	(.40)	.72	.32
Total from investment operations	.13	.68	(.03)	1.12	.80
Less Dividends and Distributions:
Dividends from net investment income	(.33)	(.42)	(.39)	(.43)	(.49)
Tax return of capital	-	-	(.02)	-	-
Distributions from net realized gains	(.02)	-	(.13)	(.32)	(.16)
Total dividends and distributions	(.35)	(.42)	(.54)	(.75)	(.65)
Net asset value, end of year	$14.26	$14.48	$14.22	$14.79	$14.42
Total Return(b):	.94%	4.84%	(.17)%	8.12%	5.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,569	$54,377	$62,964	$70,398	$51,154
Average net assets (000)	$50,410	$57,968	$69,093	$59,908	$46,957
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.34%	1.33%	1.35%	1.35%	1.35%
Expenses before waivers and/or expense reimbursement	1.62%	1.63%	1.64%	1.63%	1.72%
Net investment income	1.95%	2.28%	2.58%	2.78%	3.43%
Portfolio turnover rate	114%	95%	188%	256%	242%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	139

Financial Highlights

continued

Class C Shares
`	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.47	$14.21	$14.78	$14.40	$14.26
Income (loss) from investment operations:
Net investment income	.24	.29	.34	.36	.45
Net realized and unrealized gain (loss) on investment transactions	(.15)	.35	(.40)	.73	.32
Total from investment operations	.09	.64	(.06)	1.09	.77
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.38)	(.36)	(.39)	(.47)
Tax return of capital	-	-	(.02)	-	-
Distributions from net realized gains	(.02)	-	(.13)	(.32)	(.16)
Total dividends and distributions	(.32)	(.38)	(.51)	(.71)	(.63)
Net asset value, end of year	$14.24	$14.47	$14.21	$14.78	$14.40
Total Return(b):	.62%	4.58%	(.42)%	7.93%	5.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$416,364	$294,271	$277,163	$322,371	$153,146
Average net assets (000)	$360,622	$252,677	$329,363	$238,034	$108,297
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.59%	1.58%	1.60%	1.60%	1.53%
Expenses before waivers and/or expense reimbursement	1.62%	1.63%	1.64%	1.63%	1.72%
Net investment income	1.66%	2.02%	2.34%	2.52%	3.24%
Portfolio turnover rate	114%	95%	188%	256%	242%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

140

Class Q Shares
	Year Ended October 31,				December 27, 2010(a) through October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$14.46	$14.20	$14.76	$14.39	$13.70
Income (loss) from investment operations:
Net investment income	.39	.43	.49	.51	.50
Net realized and unrealized gain (loss) on investment transactions	(.14)	.37	(.39)	.72	.65
Total from investment operations	.25	.80	.10	1.23	1.15
Less Dividends and Distributions:
Dividends from net investment income	(.46)	(.54)	(.51)	(.54)	(.46)
Tax return of capital	-	-	(.02)	-	-
Distributions from net realized gains	(.02)	-	(.13)	(.32)	-
Total dividends and distributions	(.48)	(.54)	(.66)	(.86)	(.46)
Net asset value, end of period	$14.23	$14.46	$14.20	$14.76	$14.39
Total Return(c):	1.76%	5.74%	.74%	9.02%	8.55%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,233,740	$210,717	$33,452	$29,290	$34,014
Average net assets (000)	$1,575,749	$78,632	$33,367	$28,908	$34,559
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.46%	.49%	.52%	.54%	.60%	(e)
Expenses before waivers and/or expense reimbursement	.49%	.51%	.52%	.54%	.60%	(e)
Net investment income	2.76%	3.06%	3.42%	3.61%	4.18%	(e)
Portfolio turnover rate	114%	95%	188%	256%	242%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	141

Financial Highlights

continued

Class R Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.51	$14.24	$14.81	$14.44	$14.29
Income (loss) from investment operations:
Net investment income	.30	.36	.41	.44	.51
Net realized and unrealized gain (loss) on investment transactions	(.14)	.36	(.40)	.71	.33
Total from investment operations	.16	.72	.01	1.15	.84
Less Dividends and Distributions:
Dividends from net investment income	(.37)	(.45)	(.43)	(.46)	(.53)
Tax return of capital	-	-	(.02)	-	-
Distributions from net realized gains	(.02)	-	(.13)	(.32)	(.16)
Total dividends and distributions	(.39)	(.45)	(.58)	(.78)	(.69)
Net asset value, end of year	$14.28	$14.51	$14.24	$14.81	$14.44
Total Return(b):	1.14%	5.17%	.08%	8.39%	6.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$525,824	$108,373	$57,543	$25,028	$2,248
Average net assets (000)	$336,289	$83,878	$44,298	$10,603	$1,445
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.09%	1.08%	1.10%	1.10%	1.10%
Expenses before waivers and/or expense reimbursement	1.37%	1.38%	1.39%	1.38%	1.47%
Net investment income	2.09%	2.48%	2.84%	3.03%	3.65%
Portfolio turnover rate	114%	95%	188%	256%	242%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

142

Class X Shares
	Period Ended April 11,		Year Ended October 31,
	2014(g)		2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$14.25		$14.82	$14.45	$14.30	$13.23	$11.28
Income (loss) from investment operations:
Net investment income	.18		.45	.47	.55	.58	.55
Net realized and unrealized gain (loss) on investment transactions	.17		(.41)	.72	.32	1.01	1.99
Total from investment operations	.35		.04	1.19	.87	1.59	2.54
Less Dividends and Distributions:
Dividends from net investment income	(.23)		(.46)	(.50)	(.56)	(.53)	(.60)
Tax return of capital	-		(.02)	-	-	-	-
Distributions from net realized gains	-		(.13)	(.32)	(.16)	-	-
Total dividends and distributions	(.23)		(.61)	(.82)	(.72)	(.53)	(.60)
Capital Contributions (Note 2)(i):	-		-	- (b)	- (b)	.01	.01
Net asset value, end of period	$14.37		$14.25	$14.82	$14.45	$14.30	$13.23
Total Return(c):	2.46%		.32%	8.66%	6.34%	12.33%	23.26%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8		$325	$1,160	$2,156	$4,381	$6,494
Average net assets (000)	$131		$665	$1,527	$3,072	$5,043	$7,270
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.85%	(e)	.85%	.85%	.85%	.85%	.85%
Expenses before waivers and/or expense reimbursement	1.65%	(e)	1.64%	1.63%	1.72%	1.72%	1.82%
Net investment income	2.87%	(e)	3.08%	3.28%	3.93%	4.28%	4.64%
Portfolio turnover rate	95%	(f)(h)	188%	256%	242%	185%	397%

(a) Calculated based on average shares outstanding during the period.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(h) Calculated as of October 31, 2014.

(i) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	143

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.43	$14.17	$14.74	$14.37	$14.24
Income (loss) from investment operations:
Net investment income	.38	.42	.48	.51	.57
Net realized and unrealized gain (loss) on investment transactions	(.14)	.36	(.40)	.72	.32
Total from investment operations	.24	.78	.08	1.23	.89
Less Dividends and Distributions:
Dividends from net investment income	(.44)	(.52)	(.50)	(.54)	(.60)
Tax return of capital	-	-	(.02)	-	-
Distributions from net realized gains	(.02)	-	(.13)	(.32)	(.16)
Total dividends and distributions	(.46)	(.52)	(.65)	(.86)	(.76)
Net asset value, end of year	$14.21	$14.43	$14.17	$14.74	$14.37
Total Return(b):	1.71%	5.65%	.59%	8.97%	6.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,492,574	$2,324,324	$1,120,294	$818,157	$368,914
Average net assets (000)	$4,306,353	$1,456,467	$1,370,007	$589,624	$186,108
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.59%	.58%	.60%	.60%	.60%
Expenses before waivers and/or expense reimbursement	.62%	.63%	.64%	.63%	.72%
Net investment income	2.66%	2.99%	3.34%	3.54%	4.15%
Portfolio turnover rate	114%	95%	188%	256%	242%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

144

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios, Inc. 17:

We have audited the accompanying statement of assets and liabilities of Prudential Total Return Bond Fund, a series of Prudential Investment Portfolios, Inc. 17 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2015

Prudential Total Return Bond Fund	145

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended October 31, 2015, the Fund reports the maximum amount allowed per share but not less than $0.02 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2015, the Fund reports the maximum amount allowable but not less than 70.48% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after October 31, 2015. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2015.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.10% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

146

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Total Return Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1994; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Total Return Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Total Return Bond Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Total Return Bond Fund1 (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Total Return Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

Prudential Total Return Bond Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Total Return Bond Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Core Plus Bond Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board noted that the Fund’s net total expense ratio was only three basis points higher than the median of all funds included in the Peer Group.
•	The Board and PI agreed to continue the existing expense cap of 0.46% (exclusive of 12b-1 fees and certain other fees) through February 29, 2016.
•

The Board and PI agreed to the addition of a breakpoint to the Fund’s management fee schedule so that the Fund’s management fee schedule would be 0.50% on assets up to $1 billion, 0.45% on assets from $1 billion to $10 billion, and 0.44% on assets over $10 billion.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*     *     *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Total Return Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Total Return Bond Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL TOTAL RETURN BOND FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PDBAX	PRDBX	PDBCX	PTRQX	DTBRX	PDBZX
CUSIP	74440B108	74440B207	74440B306	74440B884	74440B801	74440B405

MF166E    0286141-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL SHORT DURATION MULTI-SECTOR BOND FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration Multi-Sector Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration Multi-Sector Bond Fund

Prudential Short Duration Multi-Sector Bond Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	0.70%	2.12% (12/23/13)
Class C	–0.06	0.73 (12/23/13)
Class Q	0.95	2.60 (12/23/13)
Class Z	0.94	2.56 (12/23/13)
Barclays US Government/Credit 1-3 Year Index	0.87	1.76
Lipper Short-Intermediate Investment-Grade Debt Funds Average	0.75	2.72

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Since Inception
Class A	–2.36%	–0.87% (12/23/13)
Class C	–0.81	0.31 (12/23/13)
Class Q	1.19	1.31 (12/23/13)
Class Z	1.06	1.23 (12/23/13)
Barclays US Government/Credit 1-3 Year Index	1.19	1.02
Lipper Short-Intermediate Investment-Grade Debt Funds Average	1.00	1.47

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–2.57%	–0.65% (12/23/13)
Class C	–1.03	0.39 (12/23/13)
Class Q	0.95	1.39 (12/23/13)
Class Z	0.94	1.37 (12/23/13)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	0.70%	1.14% (12/23/13)
Class C	–0.06	0.39 (12/23/13)
Class Q	0.95	1.39 (12/23/13)
Class Z	0.94	1.37 (12/23/13)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays US Government/Credit 1-3 Year Index by portraying the initial account values at the commencement of operations of Class A shares (December 23, 2013) and the account values at the end of the current fiscal year (October 31, 2015), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Short Duration Multi-Sector Bond Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None	None

Benchmark Definitions

Barclays US Government/Credit 1-3 Year Index

The Barclays US Government/Credit 1-3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

Lipper Short-Intermediate Investment-Grade Debt Funds Average

The Lipper Short-Intermediate Investment-Grade Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Short-Intermediate Investment-Grade Debt Funds category for the periods noted. The Lipper Average consists of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Distributions and Yields as of 10/31/15
	Total Distributions Paid for 12 Months	SEC 30-Day Subsidized Yield*	SEC 30-Day Unsubsidized Yield**
Class A	$0.41	2.15%	1.05%
Class C	0.33	1.48	0.35
Class Q	0.43	2.47	1.70
Class Z	0.43	2.47	1.34

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/15
AAA	23.1%
AA	5.9
A	18.6
BBB	14.1
BB	17.5
B	8.4
Not Rated	5.1
Cash/Cash Equivalents	7.3
Total Investments	100.0%

Source: Prudential Investment Management, Inc. (PIM)

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Prudential Short Duration Multi-Sector Bond Fund	5

Strategy and Performance Overview

How did the Fund Perform?

The Prudential Short Duration Multi-Sector Bond Fund’s Class A shares returned 0.70% for the 12-month period ended October 31, 2015, underperforming the 0.87% gain of the Barclays US Goverment/Credit 1-3 Year Index (the Index) and the 0.75% gain of the Lipper Short-Intermediate Investment Grade Debt Funds Average.

How did the US fixed income market perform?

The broad US fixed income market generated a positive return during the reporting period, with US Treasury securities generally outperforming spread sectors. Spread sectors are commercial mortgage-backed securities, corporate bonds, and other types of debt securities that provide extra yield (spread) over similar-duration US Treasury securities to compensate for the greater credit risk associated with investing in them.

•

In the closing months of 2014, the growing divergence between the monetary policies of the Federal Reserve (the Fed) and other global central banks, combined with mounting geopolitical risk in eastern Europe and the Middle East, contributed to a growing sense of unease, increasing risk aversion. Oil prices dropped steeply, raising concern about the health of the global economy. The value of the US dollar surged relative to most world currencies.

•

Investor sentiment improved in the first quarter of 2015, as many of the world’s central banks adopted more dovish stances. Some central banks put anticipated interest rate hikes on hold, while others unexpectedly cut rates—in some cases, dropping them into negative territory. Two of the biggest contributors to the waning sense of risk aversion were the European Central Bank (ECB), which announced a government bond purchase program, and the Fed, which in March pushed back expectations for potential rate hikes.

•

After solid first-quarter performance, the broad fixed income market retreated during the second quarter. Spread sectors were pressured by heavy supply, uncertainty about the timing of Fed action, falling commodity prices, and the resurgence of the Greek debt crisis, which raised questions about Greece’s continued membership in the European Union. The US economic expansion remained on track, although several temporary setbacks in the first quarter led some market participants to revise downward their full-year growth forecasts.

•

In the third quarter, the stresses that had been building ahead of a potential Fed rate hike drove widespread risk aversion. Some of the “risk off” moves were due to existing trends, such as the strengthening US dollar and falling commodity prices, but new issues emerged. The decision of Chinese authorities to devaluate the yuan in August aggravated the already-weak market environment, as investors wondered if China’s challenges would lead

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to a global economic slowdown and even more rapid depreciation of world currencies. In the US, the Fed said it would delay an interest rate hike partly because of global conditions.

•

Spread sectors generated mixed, though generally positive, results during October as China’s central bank announced additional easing measures and market participants contemplated the possibility of more easing by the ECB and the Bank of Japan. Meanwhile, the Fed signaled it might raise interest rates during December.

Which strategies helped the Fund’s performance?

Prudential Fixed Income manages the Fund, which benefited from effective management of duration as well as favorable security selection within a number of sectors. The Fund’s sector allocation strategy detracted from relative returns. The portfolio management team allocates the Fund’s investments across different sectors of the fixed income securities markets, leveraging the resources of Prudential Fixed Income’s specialized sector teams to determine the best relative value opportunities for a given market environment. It then implements overweight exposures to what it believes to be its best ideas, while maintaining underweight exposures in sectors that offer less-compelling risk/reward potential.

•

During the reporting period, the Fund benefited from the management of duration. Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The longer the duration, the greater the potential risk or reward when interest rates move. The Fund had a long duration bias for most of the period, allowing it to benefit from falling US and global interest rates. More specifically, during the reporting period, the Fund’s active long duration positioning ranged from +0.2 to +0.7 years, ending the period near the longer end of that range at +0.56 years. A portion of the Fund’s duration was derived from outside the US.

•

Also contributing positively was security selection among high yield corporate bonds, non-agency mortgage-backed securities, bank loans, investment-grade corporate bonds, collateralized loan obligations, and commercial mortgage-backed securities (CMBS).

•	The Fund’s overweight position in CMBS also added to performance during the reporting period.

Prudential Short Duration Multi-Sector Bond Fund	7

Strategy and Performance Overview (continued)

Which strategies detracted from the Fund’s performance?

•

Sector allocations detracted modestly from performance. As spread sectors generally underperformed during the period, the Fund’s allocations to emerging markets debt and investment-grade corporate bonds dampened returns.

•	Security selection within emerging markets debt also hampered performance, as did the Fund’s positioning in interest rate swaps.

Did the Fund use derivatives and how did they affect performance?

•

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures and swaps to help manage US and global duration and yield curve exposure. These positions detracted from performance. In addition, the Fund traded foreign exchange derivatives, which added modestly to returns.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Short Duration Multi-Sector Bond Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short Duration Multi-Sector Bond Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$995.80	0.85%	$4.28
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

Class C	Actual	$1,000.00	$991.00	1.60%	$8.03
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class Q	Actual	$1,000.00	$996.10	0.60%	$3.02
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

Class Z	Actual	$1,000.00	$996.10	0.60%	$3.02
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.49%	0.85%
C	2.26	1.60
Q	0.97	0.60
Z	1.20	0.60

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Short Duration Multi-Sector Bond Fund	11

Portfolio of Investments

as of October 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 92.0%

ASSET-BACKED SECURITIES 27.6%

Collateralized Loan Obligations 14.1%
AIMCO CLO (Cayman Islands), Series 2014-AA, Class A, MTN, 144A	1.827%(a)	07/20/26	400	$396,936
Series 2014-AA, Class B2, 144A	4.580	07/20/26	500	492,016
Anchorage Capital CLO 3 Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.823(a)	04/28/26	800	793,409
Series 2014-3A, Class A2A, 144A	2.573(a)	04/28/26	250	248,833
ARES XXVI CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.421(a)	04/15/25	500	493,230
Atlas Senior Loan Fund VI CLO Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.861(a)	10/15/26	250	248,004
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.720(a)	10/22/25	250	247,944
Battalion CLO V Ltd. (Cayman Islands), Series 2014-5A, Class A1, 144A	1.815(a)	04/17/26	500	495,908
Series 2014-5A, Class A2A, 144A	2.465(a)	04/17/26	500	496,267
Battalion CLO VI Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	1.765(a)	10/17/26	250	247,153
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	1.845(a)	04/18/27	500	496,912
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class A, 144A	1.917(a)	10/20/26	250	248,382
Benefit Street Partners CLO VII Ltd. (Cayman Islands), Series 2015-VIIA, Class A1A, 144A	1.811(a)	07/18/27	250	246,607
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.609(a)	02/14/25	250	248,278
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.867(a)	04/20/26	800	794,385
Series 2014-2A, Class A1, 144A	1.827(a)	10/18/26	250	247,487
Series 2015-1A, Class A, 144A	1.870(a)	04/22/27	750	741,065
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.771(a)	07/15/26	250	245,035
Highbridge Loan Management Ltd. (Cayman Islands), Series 6A-2015, Class A, 144A	1.754(a)	05/05/27	250	247,621

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.280%	01/25/27	350	$347,019
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.861(a)	04/15/27	400	397,645
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.911(a)	05/15/26	250	248,473
Series 2014-1A, Class B, 144A	2.571(a)	05/15/26	250	246,914
Madison Park Funding IX Ltd. (Cayman Islands), Series 2012-9A, Class AR, 144A	1.611(a)	08/15/22	500	498,946
Magnetite CLO VIII Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.801(a)	04/15/26	450	445,945
Magnetite CLO XI Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A	1.765(a)	01/18/27	250	247,000
Mountain View CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1A, 144A	1.739(a)	07/15/27	500	489,880
Neuberger Berman CLO XVI Ltd. (Cayman Islands), Series 2014-16A, Class A1, 144A	1.791(a)	04/15/26	500	495,358
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A	1.781(a)	05/21/27	250	246,450
Regatta III CLO Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.841(a)	04/15/26	450	447,815
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.350	07/17/26	500	503,608
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371(a)	04/15/25	350	343,505
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.730	04/18/26	300	294,964
Series 2014-3A, Class A, 144A	1.940(a)	01/22/27	750	743,821
Treman Park CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.817(a)	04/20/27	250	248,504
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.441(a)	07/15/25	250	246,731
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.817(a)	04/20/26	800	793,263

				14,961,313

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Non-Residential Mortgage-Backed Securities 1.1%
Hertz Vehicle Financing II LP, Series 2015-1A, Class A(b)	2.730%	03/25/21	500	$500,250
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570	07/18/25	300	299,220
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160	11/15/24	400	402,991

				1,202,461

Residential Mortgage-Backed Securities 12.4%
ABFC Trust, Series 2003-AHL1, Class A1	4.184(a)	03/25/33	142	141,401
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class M1	1.247(a)	12/25/33	284	268,555
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M1	1.171(a)	12/15/33	215	205,982
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.349(a)	10/25/37	468	426,958
Bayview Opportunity Master Fund liib NPL Trust, Series 2015-NPLA, Class A, 144A	3.721(a)	07/28/35	467	468,448
Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE6, Class M1	1.052(a)	08/25/34	318	293,815
Bear Stearns Asset-Backed Securities Trust, Series 2003-2, Class A3	1.697(a)	03/25/43	441	431,363
Chase Funding Loan Acquisition Trust, Series 2004-OPT1, Class M1	1.052(a)	06/25/34	330	302,079
Countrywide Asset-Backed Certificates, Series 2003-BC2, Class 2A1	0.797(a)	06/25/33	121	103,178
Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 1M1	1.694(a)	02/25/25	108	108,306
Series 2015-C03, Class 1M1	1.697(a)	07/25/25	786	785,619
Fremont Home Loan Trust, Series 2004-2, Class M1	1.052(a)	07/25/34	615	552,873
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1A1, 144A	0.334(a)	01/26/37	415	397,670
Series 2015-3R, Class 1A2, 144A	0.334(a)	01/26/37	125	98,676
Home Equity Asset Trust, Series 2003-8, Class M1	1.277(a)	04/25/34	868	794,017
HSBC Home Equity Loan Trust USA, Series 2006-3, Class M1	0.454(a)	03/20/36	1,000	979,629
Series 2006-4, Class M2	0.474(a)	03/20/36	250	236,513

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.193%(a)	12/01/21	219	$217,631
Series 2015-6, Class A, 144A	2.193(a)	05/01/20	629	623,555
Series 2015-7, Class A, 144A	2.193(a)	07/01/20	963	951,935
Series 2015-8, Class A1, 144A	2.193(a)	08/01/20	390	385,785
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1	1.217(a)	10/25/33	370	349,173
Option One Mortgage Accep. Corp. Asset-Backed Certificates, Series 2003-3, Class A2	0.797(a)	06/25/33	143	133,534
Series 2003-4, Class A2	0.837(a)	07/25/33	447	416,642
Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3	0.897(a)	04/25/33	299	288,960
Structured Asset Investment Loan Trust (Cayman Islands), Series 2003-BC9, Class 3A3	0.897(a)	08/25/33	264	258,818
Structured Asset Investment Loan Trust, Series 2004-8, Class A8	1.197(a)	09/25/34	1,342	1,322,674
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375	02/25/55	441	439,172
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625	07/25/45	1,173	1,171,148

				13,154,109

TOTAL ASSET-BACKED SECURITIES (cost $29,359,104)				29,317,883

BANK LOANS(a) 3.0%

Automobiles 0.5%
Chrysler Group LLC, Term Loan	3.250	12/31/18	493	490,407

Commercial Services & Supplies 0.3%
TransUnion LLC, Term Loan	3.500	04/09/21	347	341,941

Food Products 0.1%
Pinnacle Foods Finance LLC, Term Loan	3.000	04/29/20	87	86,997

Health Care & Pharmaceutical 0.1%
MPH Acquisition Holdings LLC	3.750	03/31/21	91	89,744

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Health Care Providers & Services 0.5%
Capsugel Holdings US, Inc., Term Loan	3.500%	08/01/18	231	$230,215
Community Health Systems, Inc., Term Loan	3.575	12/31/18	347	344,876

				575,091

Hotels, Restaurants & Leisure 0.1%
B.C. Unlimited Liability Co., Term Loan B	3.750	12/10/21	76	75,666

Independent Power & Renewable Electricity Producers 0.5%
NRG Energy, Inc., Term Loan	2.750	07/01/18	491	476,755

IT Services 0.4%
Vantiv LLC, Term Loan	2.327	06/13/19	469	463,281

Media 0.5%
CBS Outdoor Americas CAP Co., Term Loan	3.000	02/01/21	94	93,203
Charter Communications Operating LLC, Term Loan	3.000	07/01/20	491	486,141

				579,344

TOTAL BANK LOANS (cost $3,201,766)				3,179,226

COMMERCIAL MORTGAGE-BACKED SECURITIES 9.1%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A4	5.356	10/10/45	500	508,761
Series 2007-2, Class A1A	5.569(a)	04/10/49	40	41,625
Series 2007-5, Class A1A	5.361	02/10/51	202	212,863
BBCCRE Trust, Series 2015-GTP, Class A, 144A	3.966	08/10/33	300	312,025
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987	04/10/46	250	251,385
Series 2014-GC21, Class A4	3.575	05/10/47	250	259,763
Commercial Mortgage Trust, Series 2012-CR1, Class XA, IO	2.083(a)	05/15/45	1,345	121,690
Series 2013-CR7, Class A1	0.716	03/10/46	40	39,842
Series 2013-CR10, Class A2	2.972	08/10/46	250	257,749
Series 2014-CR15, Class XB, IO, 144A	0.023	02/10/47	157,461	252,190
Series 2015-LC21, Class A4	3.708	07/10/48	500	518,666
Series 2015-PC1, Class A5	3.902	07/10/50	200	210,648

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	17

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage Trust Pass-Through Certificates, Series 2010-C1, Class A1, 144A	3.156%	07/10/46	9	$9,347
Series 2012-CR3, Class A1	0.666	10/15/45	80	80,073
Series 2014-UBS2, Class XB, IO, 144A	0.208(a)	03/10/47	42,900	488,425
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.472(a)	02/15/39	225	225,846
Series 2006-C2, Class A1A	5.658(a)	03/15/39	92	93,269
Series 2006-C3, Class A1A	5.824(a)	06/15/38	235	239,343
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2	3.642	08/10/44	231	232,184
Eleven Madison Trust, Series 2015-11MD, Class C, 144A	3.555(a)	09/10/33	250	244,252
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	1.011(a)	01/25/20	8,321	293,061
Series K007, Class X1, IO	1.168(a)	04/25/20	7,123	271,938
Series K008, Class X1, IO	1.647(a)	06/25/20	1,388	78,020
Series K018, Class X1, IO	1.430(a)	01/25/22	3,111	217,066
Series K020, Class X1, IO	1.456(a)	05/25/22	1,926	148,470
Series K025, Class X1, IO	0.895(a)	10/25/22	6,883	345,795
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A1A	5.233	11/10/45	318	318,004
Series 2006-C1, Class A4	5.238(a)	11/10/45	13	13,168
GS Mortgage Securities Corp., Series 2014-GC20, Class XB, IO	0.500(a)	04/10/47	15,000	489,751
GS Mortgage Securities Trust, Series 2014-GC18, Class XB, IO	0.063(a)	01/10/47	20,000	225,748
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class XA, IO	1.101(a)	05/15/48	21,042	1,046,764
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class AM	5.886(a)	06/12/46	130	132,432
Series 2007-6, Class A4	5.485	03/12/51	300	312,211
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A1A	5.422(a)	02/12/44	161	167,410
Series 2011-C3, Class A2	3.224	07/15/49	211	213,473
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class APB	5.997	06/15/45	6	5,635
Series 2006-C27, Class A1A	5.749(a)	07/15/45	254	259,627
Series 2006-C28, Class A1A	5.559	10/15/48	189	195,270
Series 2007-C31, Class A5	5.500	04/15/47	300	313,421

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,833,902)				9,647,210

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS 46.1%

Agriculture 0.3%
Altria Group, Inc., Gtd. Notes	2.850%	08/09/22	100	$98,850
Bunge Ltd. Finance Corp., Gtd. Notes	3.200	06/15/17	100	101,509
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125	05/17/21	100	107,457

				307,816

Airlines 0.5%
American Airlines 2013-2 Class A Pass-Through Trust, Equipment Trust	4.950	01/15/23	174	185,924
Delta Air Lines 2010-2 Class A Pass-Through Trust, Pass Through Certificates	4.950	05/23/19	151	158,544
United Airlines 2014-1 Class A Pass-Through Trust, Pass Through Certificates	4.000	04/11/26	155	158,349

				502,817

Auto Manufacturers 1.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375	01/16/18	700	703,671
General Motors Financial Co., Inc., Gtd. Notes	3.500	07/10/19	295	298,157
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250	11/15/19	200	203,500

				1,205,328

Auto Parts & Equipment 0.4%
American Axle & Manufacturing, Inc., Gtd. Notes	5.125	02/15/19	225	228,375
Dana Holding Corp., Sr. Unsec’d. Notes	5.375	09/15/21	150	153,000

				381,375

Banks 11.3%
Abbey National Treasury Services PLC (United Kingdom), Gtd. Notes	2.375	03/16/20	240	240,294
Bank of America Corp.,
Jr. Sub. Notes	8.125(a)	12/29/49	175	182,234
Sr. Unsec’d. Notes	2.600	01/15/19	520	526,134
Sr. Unsec’d. Notes, MTN	1.196(a)	04/01/19	250	249,378
Sr. Unsec’d. Notes, MTN	4.125	01/22/24	250	260,336
Sr. Unsec’d. Notes, MTN	5.650	05/01/18	125	135,986
Sub. Notes	3.950	04/21/25	125	122,997
Sub. Notes	5.420	03/15/17	100	104,923

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	19

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	2.300%	03/10/19	310	$310,320
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	3.750	05/15/24	200	204,443
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850	04/01/21	550	554,911
Capital One Financial Corp., Sr. Unsec’d. Notes	6.750	09/15/17	125	136,087
CIT Group, Inc.,
Sr. Unsec’d. Notes	4.250	08/15/17	100	102,250
Sr. Unsec’d. Notes	5.250	03/15/18	200	209,750
CITIC Ltd. (China), Sr. Unsec’d. Notes, MTN, RegS	6.875	01/21/18	300	327,009
Citigroup, Inc.,
Jr. Sub. Notes	5.950(a)	12/31/49	235	234,540
Sr. Unsec’d. Notes	3.875	10/25/23	150	155,119
Sr. Unsec’d. Notes	8.500	05/22/19	475	573,467
Sub. Notes	4.400	06/10/25	210	212,267
Sub. Notes	5.500	02/15/17	200	210,098
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes, 144A	2.750	03/26/20	250	249,035
Fifth Third Bancorp, Sr. Unsec’d. Notes	3.625	01/25/16	125	125,834
Fifth Third Bank, Sr. Unsec’d. Notes	2.375	04/25/19	200	201,495
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	5.375(a)	12/31/49	175	173,250
Sr. Unsec’d. Notes	3.500	01/23/25	325	321,289
Sr. Unsec’d. Notes	4.000	03/03/24	200	206,003
Sub. Notes	5.625	01/15/17	75	78,590
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100	04/05/21	125	139,755
JPMorgan Chase & Co.,
Jr. Sub. Notes	6.100(a)	12/31/49	125	127,500
Jr. Sub. Notes	7.900(a)	04/29/49	200	207,800
Sr. Unsec’d. Notes	3.625	05/13/24	350	353,751
Sr. Unsec’d. Notes	6.000	01/15/18	550	600,217
Sub. Notes	4.250	10/01/27	140	140,513
KeyCorp, Sr. Unsec’d. Notes, MTN	5.100	03/24/21	400	445,300
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A	5.800	01/13/20	375	425,424
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.300	01/30/19	350	353,171

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley,
Jr. Sub. Notes	5.450% (a)	12/31/49	75	$73,781
Sr. Unsec’d. Notes, MTN	5.500	01/26/20	400	445,996
Sr. Unsec’d. Notes, MTN	6.625	04/01/18	200	222,173
Sub. Notes	3.950	04/23/27	275	267,494
PNC Bank NA, Sub. Notes	4.200	11/01/25	350	368,830
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	4.375	03/16/16	125	126,581
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A	2.375	03/25/19	325	329,907
State Street Corp., Jr. Sub. Notes	5.250(a)	12/31/49	125	125,450
U.S. Bancorp, Sr. Unsec’d. Notes, MTN	0.720(a)	04/25/19	500	496,816
Wells Fargo & Co.,
Jr. Sub. Notes	7.980(a)	03/29/49	200	213,000
Sr. Unsec’d. Notes, MTN	3.000	01/22/21	75	76,512

				11,948,010

Beverages 0.2%
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750	01/01/20	200	212,000

Biotechnology 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	3.875	11/15/21	250	264,019

Building Materials 0.8%
CEMEX Espana SA (Mexico), Sr. Sec’d. Notes, 144A	9.875	04/30/19	250	266,563
US Concrete, Inc., Sr. Sec’d. Notes	8.500	12/01/18	550	570,625

				837,188

Chemicals 1.2%
Ashland, Inc., Sr. Unsec’d. Notes	3.875	04/15/18	100	103,375
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holdings BV, Gtd. Notes, 144A	7.375	05/01/21	275	290,813
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125	11/15/21	100	105,689
Sr. Unsec’d. Notes	4.250	11/15/20	93	99,934
Eastman Chemical Co., Sr. Unsec’d. Notes	2.400	06/01/17	100	101,110
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000	11/15/21	350	397,603

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	21

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Monsanto Co., Sr. Unsec’d. Notes	4.400%	07/15/44	25	$22,271
PolyOne Corp., Sr. Unsec’d. Notes	7.375	09/15/20	200	208,480

				1,329,275

Commercial Services 1.4%
ADT Corp. (The), Sr. Unsec’d. Notes	2.250	07/15/17	130	129,350
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $101,859; purchased 01/07/14)(b)(c)	2.800	11/01/18	100	101,919
Hertz Corp. (The), Gtd. Notes	6.750	04/15/19	100	102,625
Gtd. Notes	7.500	10/15/18	125	127,813
Service Corp. International, Sr. Unsec’d. Notes	7.625	10/01/18	675	763,762
United Rentals North America, Inc., Gtd. Notes	7.375	05/15/20	250	265,312

				1,490,781

Computers 0.3%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450	10/05/17	310	310,906
Gtd. Notes, 144A	2.850	10/05/18	60	60,126

				371,032

Containers & Packaging 0.5%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250	04/15/19	200	206,000
Greif, Inc., Sr. Unsec’d. Notes	7.750	08/01/19	250	280,313

				486,313

Distribution/Wholesale 0.4%
Brightstar Corp., Gtd. Notes, 144A (original cost $440,000; purchased 02/21/14)(b)(c)	9.500	12/01/16	400	402,080

Diversified Financial Services 1.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750	05/15/19	150	151,800
Ally Financial, Inc., Sr. Unsec’d. Notes	3.250	09/29/17	200	201,250
American Express Co., Jr. Sub. Notes	5.200(a)	12/31/49	55	55,000
Capital One Bank USA NA, Sub. Notes	3.375	02/15/23	250	244,632
Discover Financial Services, Sr. Unsec’d. Notes	5.200	04/27/22	400	428,320

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
International Lease Finance Corp., Sr. Unsec’d. Notes	8.750% (a)	03/15/17	75	$80,906
Sr. Unsec’d. Notes	8.875	09/01/17	175	194,250
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000	09/13/16	150	150,895
Sr. Unsec’d. Notes, MTN	2.750	03/19/19	100	101,418
Sr. Unsec’d. Notes, MTN	4.125	01/19/16	30	30,201
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	6.750	12/15/19	225	238,781

				1,877,453

Diversified Machinery 0.2%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875	12/01/17	100	108,125
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	100	108,055

				216,180

Electric 1.5%
Commonwealth Edison Co., First Mortgage	2.150	01/15/19	25	25,083
DPL, Inc., Sr. Unsec’d. Notes	6.500	10/15/16	53	54,192
Sr. Unsec’d. Notes	6.750	10/01/19	275	281,875
Dynegy, Inc., Gtd. Notes	6.750	11/01/19	350	349,125
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	4.350	01/15/25	125	127,804
NRG Energy, Inc., Gtd. Notes	7.875	05/15/21	100	99,500
PG&E Corp., Sr. Unsec’d. Notes	2.400	03/01/19	300	301,701
Progress Energy, Inc., Sr. Unsec’d. Notes	4.400	01/15/21	300	320,628

				1,559,908

Entertainment 1.0%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.250	03/15/21	250	260,625
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375	11/01/18	50	51,750
Gtd. Notes	4.875	11/01/20	225	231,750
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $206,500; purchased 08/27/14)(b)(c)	5.000	08/01/18	200	206,500

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	23

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Entertainment (cont’d.)
National CineMedia LLC, Sr. Unsec’d. Notes	7.875%	07/15/21	150	$158,250
Pinnacle Entertainment, Inc., Gtd. Notes	8.750	05/15/20	100	104,125

				1,013,000

Environmental Control 0.2%
Clean Harbors, Inc., Gtd. Notes	5.125	06/01/21	250	256,625

Food 1.7%
JBS Investments GmbH (Brazil), Sr. Unsec’d. Notes, 144A	7.750	10/28/20	325	346,288
Kroger Co. (The), Gtd. Notes	6.400	08/15/17	250	271,138
Mondelez International, Inc., Sr. Unsec’d. Notes	2.250	02/01/19	100	100,396
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000	11/01/19	300	318,000
Sigma Alimentos SA de CV (Mexico), Gtd. Notes, 144A	5.625	04/14/18	150	159,360
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	5.250	08/01/18	300	304,500
Tyson Foods, Inc., Gtd. Notes	6.600(a)	04/01/16	250	255,526

				1,755,208

Forest Products & Paper 0.2%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $228,412; purchased 02/05/14)(b)(c)	5.400	11/01/20	200	222,299

Healthcare-Products 1.0%
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	300	310,125
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875	10/15/18	100	101,803
Medtronic, Inc., Gtd. Notes	2.500	03/15/20	645	655,257

				1,067,185

Healthcare-Services 1.9%
CHS/Community Health Systems, Inc., Gtd. Notes	7.125	07/15/20	100	102,500
Cigna Corp., Sr. Unsec’d. Notes	4.500	03/15/21	100	107,422
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A	6.500	09/15/18	250	274,375
HCA, Inc., Gtd. Notes	8.000	10/01/18	375	425,156
Sr. Sec’d. Notes	4.250	10/15/19	225	231,739

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Kindred Healthcare, Inc., Gtd. Notes	8.000%	01/15/20	275	$285,312
LifePoint Health, Inc., Gtd. Notes	5.500	12/01/21	250	253,750
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250	11/01/18	175	186,375
Sr. Unsec’d Notes	6.750	02/01/20	125	126,719

				1,993,348

Holding Companies - Diversified 0.1%
Leucadia National Corp., Sr. Unsec’d. Notes	5.500	10/18/23	100	99,746

Home Builders 1.3%
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500	12/15/20	250	250,625
CalAtlantic Group, Inc., Gtd. Notes	8.375	05/15/18	325	373,750
KB Home, Gtd. Notes	7.250	06/15/18	350	374,500
William Lyon Homes, Inc., Gtd. Notes	8.500	11/15/20	325	349,375

				1,348,250

Home Furnishings 0.2%
Whirlpool Corp., Sr. Unsec’d. Notes	2.400	03/01/19	150	150,757
Sr. Unsec’d. Notes	4.700	06/01/22	100	106,872

				257,629

Housewares 0.2%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	4.000	06/15/22	100	102,861
Scotts Miracle-Gro Co. (The), Gtd. Notes	6.625	12/15/20	75	77,250

				180,111

Insurance 1.4%
ACE INA Holdings, Inc., Gtd. Notes	3.350	05/03/26	70	70,237
Gtd. Notes	4.350	11/03/45	10	10,123
Aon Corp., Gtd. Notes	3.125	05/27/16	450	455,598
Axis Specialty Finance LLC, Gtd. Notes	5.875	06/01/20	250	279,735
Markel Corp., Sr. Unsec’d. Notes	4.900	07/01/22	250	270,587
XLIT Ltd. (Ireland), Gtd. Notes	2.300	12/15/18	400	403,379

				1,489,659

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	25

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Iron/Steel 0.3%
AK Steel Corp., Sr. Sec’d. Notes	8.750%	12/01/18	200	$192,460
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	5.125	06/01/20	50	48,047
Sr. Unsec’d. Notes	6.125	06/01/18	100	100,250

				340,757

Lodging 0.6%
Marriott International, Inc., Sr. Unsec’d. Notes	3.000	03/01/19	200	204,191
Sr. Unsec’d. Notes	3.250	09/15/22	100	99,211
MGM Resorts International, Gtd. Notes	8.625	02/01/19	275	310,750

				614,152

Machinery-Construction & Mining 0.1%
Terex Corp., Gtd. Notes	6.500	04/01/20	125	125,938

Media 1.7%
AMC Networks, Inc., Gtd. Notes	7.750	07/15/21	550	589,875
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625	09/15/17	225	239,063
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484	10/23/45	70	72,589
Sr. Sec’d. Notes, 144A	6.834	10/23/55	20	20,266
Sr. Sec’d. Notes, 144A	6.384	10/23/35	60	61,805
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625	07/15/18	275	291,844
Dish DBS Corp., Gtd. Notes	7.125	02/01/16	425	430,164
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375	07/28/17	100	104,856

				1,810,462

Mining 0.2%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.750(a)	10/19/75	185	188,931

Miscellaneous Manufacturing 0.5%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500	03/15/18	225	222,750
Koppers, Inc., Gtd. Notes	7.875	12/01/19	255	255,000
Textron, Inc., Sr. Unsec’d. Notes	3.650	03/01/21	25	25,423

				503,173

Office Furnishings 0.1%
Steelcase, Inc., Sr. Unsec’d. Notes	6.375	02/15/21	100	111,210

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas 0.7%
Devon Energy Corp., Sr. Unsec’d. Notes	2.250%	12/15/18	250	$250,138
Nabors Industries, Inc., Gtd. Notes	2.350	09/15/16	100	99,509
Pacific Exploration and Production Corp. (Colombia), Gtd. Notes, 144A	7.250	12/12/21	300	123,000
Gtd. Notes, RegS(b)	5.375	01/26/19	120	52,200
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500	11/14/22	220	216,150

				740,997

Oil & Gas Services 0.2%
Weatherford International LLC, Gtd. Notes	6.350	06/15/17	200	201,750

Pharmaceuticals 1.1%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600	05/14/25	95	93,388
Sr. Unsec’d. Notes	4.500	05/14/35	150	143,092
Actavis Funding SCS, Gtd. Notes	3.800	03/15/25	75	74,320
Gtd. Notes	4.550	03/15/35	165	157,259
Actavis, Inc., Gtd. Notes	1.875	10/01/17	100	99,816
Forest Laboratories LLC, Gtd. Notes, 144A	4.375	02/01/19	125	131,508
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.375	03/15/20	325	282,750
Gtd. Notes, 144A	6.750	08/15/18	225	217,147

				1,199,280

Pipelines 0.4%
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	2.700	04/01/19	50	48,894
Enterprise Products Operating LLC, Gtd. Notes	3.900	02/15/24	250	247,277
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500	04/01/20	50	54,376
Western Gas Partners LP, Sr. Unsec’d. Notes	2.600	08/15/18	75	74,466

				425,013

Real Estate Investment Trusts (REITs) 0.7%
HCP, Inc., Sr. Unsec’d. Notes	3.750	02/01/19	100	103,945
Kilroy Realty LP, Gtd. Notes	5.000	11/03/15	100	100,000
Kimco Realty Corp., Sr. Unsec’d. Notes	6.875	10/01/19	100	116,024
Realty Income Corp., Sr. Unsec’d. Notes	6.750	08/15/19	220	252,941
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375	06/01/23	100	103,875

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	27

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375%	10/01/19	100	$117,055

				793,840

Retail 1.2%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	6.750	05/20/20	300	310,875
AutoZone, Inc., Sr. Unsec’d. Notes	1.300	01/13/17	150	149,945
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19	75	61,313
CVS Health Corp., Sr. Unsec’d. Notes	4.875	07/20/35	60	63,160
Sr. Unsec’d. Notes	5.125	07/20/45	70	75,046
L Brands, Inc., Gtd. Notes	5.625	02/15/22	75	81,375
Landry’s, Inc., Gtd. Notes (original cost $294,250; purchased 08/26/15)(b)(c)	9.375	05/01/20	275	294,938
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	6.875	11/15/19	275	284,625

				1,321,277

Semiconductors 0.5%
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500	11/15/18	100	100,452
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750	06/01/18	425	426,062

				526,514

Software 1.7%
Audatex North America, Inc., Gtd. Notes, 144A	6.000	06/15/21	500	503,505
First Data Corp., Gtd. Notes	11.750	08/15/21	200	228,000
Gtd. Notes	12.625	01/15/21	400	458,500
Intuit, Inc., Sr. Unsec’d. Notes	5.750	03/15/17	300	316,889
MedAssets, Inc., Gtd. Notes	8.000	11/15/18	300	305,625

				1,812,519

Telecommunications 4.6%
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	8.875	01/01/20	400	432,500
America Movil SAB de CV (Mexico), Gtd. Notes	5.000	03/30/20	100	110,063

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25		375	$363,894
Sr. Unsec’d. Notes	4.500	05/15/35		35	32,737
Sr. Unsec’d. Notes	4.750	05/15/46		45	41,317
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125	03/11/23		200	212,162
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	2.350	02/14/19		200	200,813
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	14.750	12/01/16		309	347,239
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, 144A	6.625	06/01/20		225	234,000
Digicel Ltd. (Jamaica), Sr. Unsec’d. Notes, RegS	7.000	02/15/20		200	194,500
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625	01/31/20		200	216,020
Sr. Sec’d. Notes, RegS	11.750	01/31/20	EUR	115	136,260
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250	04/01/19		200	187,500
Level 3 Financing, Inc., Gtd. Notes	7.000	06/01/20		400	424,000
Qwest Corp., Sr. Unsec’d. Notes	6.750	12/01/21		50	53,725
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A	6.000	05/15/17		250	253,750
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	7.250	11/15/21		351	373,815
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500	11/01/21		595	613,321
Sr. Unsec’d. Notes	4.672	03/15/55		125	109,844
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125	04/30/18		300	330,750

					4,868,210

Transportation 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450	09/15/21		100	103,649
CSX Corp., Sr. Unsec’d. Notes	5.600	05/01/17		100	106,268

					209,917

TOTAL CORPORATE BONDS (cost $49,129,446)					48,868,575

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	29

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN GOVERNMENT BONDS 2.9%
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000%	06/26/17	EUR	100	$125,360
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375	11/04/16		200	205,517
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes, RegS(b)	5.250	02/01/16	JPY	10,000	79,763
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375	02/21/23		120	132,014
Sr. Unsec’d. Notes	6.375	03/29/21		210	241,479
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.375	07/30/25	EUR	125	132,419
Sr. Unsec’d. Notes, 144A	4.125	01/15/25		200	195,387
Italy Buoni Poliennali del Tesoro (Italy), Bonds	3.500	12/01/18	EUR	20	24,225
Italy Buoni Poliennali del Tesoro (Italy), Bonds	4.500	03/01/24	EUR	100	137,126
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	3.700	11/14/16	JPY	10,000	85,423
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.250	07/14/17	EUR	200	233,896
Portugal Government International Bond (Portugal), Unsec’d. Notes, RegS	5.125	10/15/24		300	316,800
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS, 144A	4.750	06/14/19	EUR	75	93,514
Sr. Unsec’d. Notes, RegS, 144A	6.400	02/15/16	EUR	200	223,823
Republic of Latvia (Latvia), Sr. Unsec’d. Notes, RegS	5.250	02/22/17		200	210,800
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	4.875	01/22/24		30	32,625
Sr. Unsec’d. Notes, RegS	6.750	02/07/22		60	71,520
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, RegS	5.250	02/18/24		200	224,000
Sr. Unsec’d. Notes, RegS	5.850	05/10/23		200	231,250
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes, MTN	4.500	04/05/16	EUR	100	111,614

TOTAL FOREIGN GOVERNMENT BONDS (cost $3,309,124)					3,108,555

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS 0.4%

California 0.1%
University Of California, Revenue Bonds, Series AP	3.931%	05/15/45	25	$24,539
Series J	4.131	05/15/45	25	24,459

				48,998

New Jersey 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414	01/01/40	100	140,505

Puerto Rico 0.2%
Commonwealth of Puerto Rico, General Obligation Unlimited	5.500	07/01/16	200	204,896

TOTAL MUNICIPAL BONDS (cost $403,029)				394,399

NON-CORPORATE FOREIGN AGENCIES 1.8%
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000	05/09/23	200	189,347
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	2.150	01/22/19	50	50,045
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.300	11/12/15	200	200,002
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	9.125	07/02/18	350	385,973
Majapahit Holding BV (Indonesia),
Gtd. Notes, RegS	7.250	06/28/17	100	106,750
Gtd. Notes, RegS	7.750	01/20/20	200	225,700
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000	05/20/16	70	68,985
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500	01/21/21	500	533,750
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750	04/10/17	200	199,950

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,959,266)				1,960,502

U.S. TREASURY OBLIGATION 1.1%
U.S. Treasury Notes (cost $1,188,940)(d)(e)	0.875	07/15/18	1,195	1,191,452

TOTAL LONG-TERM INVESTMENTS (cost $98,384,577)				97,667,802

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	31

Portfolio of Investments

as of October 31, 2015 continued

Description		Shares	Value (Note 1)
SHORT-TERM INVESTMENTS 6.0%

AFFILIATED MONEY MARKET MUTUAL FUND 5.8%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $6,097,156) (Note 3)(f)		6,097,156	$6,097,156

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED* 0.2%

Call Options 0.2%
5 Year U.S. Treasury Notes Futures, expiring 11/20/15, Strike Price $121.00		2	78
10 Year U.S. Treasury Notes Futures, expiring 11/20/15, Strike Price $129.50		1	78
5 Year CDX.NA.IG.25.VI, expiring 01/20/16, Strike Price $65.00	BNP Paribas	3,300	823
Interest Rate Swap Options
Receive a fixed rate of .25% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	3,800	192
Receive a fixed rate of .55% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	1,900	776
Receive a fixed rate of 1.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	1,800	476
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 04/28/16	Citigroup Global Markets	2,060	17,764
Receive a fixed rate of 1.55% and pay a floating rate based on 3 Month LIBOR, expiring 11/09/15	Citigroup Global Markets	3,400	43,324
Receive a fixed rate of 1.58% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	2,520	21,668
Receive a fixed rate of 1.76% and pay a floating rate based on 3 Month LIBOR, expiring 02/23/16	Citigroup Global Markets	3,240	49,747
Receive a fixed rate of 1.78% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	1,530	20,141
Receive a fixed rate of 1.80% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	1,800	23,605

			178,672

See Notes to Financial Statements.

32

Description	Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS PURCHASED* (Continued)

Put Options
90 Day Euro Dollar Futures expiring 12/14/15, Strike Price $98.75		15	$38
expiring 12/14/15, Strike Price $98.87		15	38
expiring 12/14/15, Strike Price $99.12		205	512
expiring 12/14/15, Strike Price $99.37		190	475
10 Year U.S. Treasury Notes Futures expiring 11/20/15, Strike Price $126.50		8	1,500
5 Year CDX.NA.IG.25.VI, expiring 01/20/16, Strike Price $100.00	BNP Paribas	3,300	4,882

			7,445

TOTAL OPTIONS PURCHASED (cost $147,692)			186,117

TOTAL SHORT-TERM INVESTMENTS (cost $6,244,848) (Note 3)			6,283,273

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 98.0% (cost $104,629,425) (Note 5)			103,951,075

OPTIONS WRITTEN*

Call Options*
10 Year U.S. Treasury Notes Futures, expiring 11/20/15, Strike Price $130.50		8	(250)
5 Year CDX.NA.IG.25.VI, expiring 01/20/16, Strike Price $80.00	BNP Paribas	3,300	(8,733)
Interest Rate Swap Options,
Pay a fixed rate of .35% and receive a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	5,700	(652)
Pay a fixed rate of 1.01% and receive a floating rate based on 3 Month LIBOR, expiring 11/09/15	JPMorgan Chase	3,400	(718)
Pay a fixed rate of 1.28% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	2,520	(12,454)
Pay a fixed rate of 1.40% and receive a floating rate based on 3 Month LIBOR expiring 01/04/16	JPMorgan Chase	3,600	(10,025)
Pay a fixed rate of 1.48% and receive a floating rate based on 3 Month LIBOR expiring 08/17/16	JPMorgan Chase	1,530	(12,049)

			(44,881)

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	33

Portfolio of Investments

as of October 31, 2015 continued

Description	Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS WRITTEN* (Continued)

Put Options*
90 Day Euro Dollar Futures expiring 12/14/15, Strike Price $99.00		60	$(150)
expiring 12/14/15, Strike Price $99.25		365	(912)
10 Year U.S. Treasury Notes Futures expiring 11/20/15, Strike Price $125.00		8	(375)
5 Year CDX.NA.IG.25.VI, expiring 01/20/16, Strike Price $120.00	BNP Paribas	3,300	(2,035)

			(3,472)

TOTAL OPTIONS WRITTEN (premiums received $59,649)			(48,353)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 98.0% (cost $104,569,776) (Note 5)			103,902,722
Other assets in excess of liabilities(g) 2.0%			2,128,787

NET ASSETS 100.0%			$106,031,509

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

BABs—Build America Bonds

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

CDS—Credit Default Swap

CDX—Credit Derivative Index

CMBX—Commercial Mortgage Backed Securities Index

CMM—Constant Maturity Index

CLO—Collateralized Loan Obligation

COLIBOR—Columbia Interbank Offered Rate

CPI—Consumer Price Index

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

IO—Interest Only

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

See Notes to Financial Statements.

34

MTN—Medium Term Note

OIS—Overnight Index Swap

OTC—Over-the-Counter

PIK—Paid-in-Capital

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

USD—United States Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2015.
(b)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $1,271,021. The aggregate value of $1,227,736 is approximately 1.2% of net assets.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(e)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	35

Portfolio of Investments

as of October 31, 2015 continued

Futures contracts outstanding at October 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)(1)
	Long Positions:
55	2 Year U.S. Treasury Notes	Dec. 2015	$12,035,078	$12,026,094	$(8,984)
120	5 Year U.S. Treasury Notes	Dec. 2015	14,405,756	14,372,812	(32,944)
3	10 Year U.S. Treasury Notes	Mar. 2016	383,094	381,609	(1,485)
157	10 Year U.S. Treasury Notes	Dec. 2015	20,030,394	20,046,938	16,544
7	30 Year U.S. Ultra Treasury Bonds	Dec. 2015	1,112,906	1,118,250	5,344

					$(21,525)

(1)	Cash of $390,000 and a U.S. Treasury Obligation with a market value of $119,644 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at October 31, 2015.

Forward foreign currency exchange contracts outstanding at October 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/16	Barclays Capital Group	AUD	36	$26,000	$25,570	$(430)
Expiring 01/15/16	Barclays Capital Group	AUD	36	26,000	25,660	(340)
Expiring 01/15/16	Citigroup Global Markets	AUD	91	66,028	64,927	(1,101)
Brazilian Real,
Expiring 11/04/15	Barclays Capital Group	BRL	110	28,520	28,470	(50)
Expiring 11/04/15	Barclays Capital Group	BRL	196	51,000	50,706	(294)
Expiring 11/04/15	Citigroup Global Markets	BRL	82	20,201	21,167	966
Expiring 11/04/15	Citigroup Global Markets	BRL	82	20,389	21,348	959
British Pound,
Expiring 01/28/16	Bank of America	GBP	186	285,982	287,068	1,086
Canadian Dollar,
Expiring 01/15/16	Bank of America	CAD	67	51,700	51,257	(443)
Expiring 01/15/16	Bank of America	CAD	85	66,300	65,199	(1,101)
Expiring 01/15/16	Citigroup Global Markets	CAD	66	51,000	50,431	(569)
Expiring 01/15/16	Deutsche Bank AG	CAD	34	26,100	26,263	163
Expiring 01/15/16	Deutsche Bank AG	CAD	66	51,000	50,337	(663)
Chilean Peso,
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	13,775	20,393	19,906	(487)
Expiring 11/16/15	Credit Suisse First Boston Corp.	CLP	13,947	20,381	20,134	(247)
Expiring 11/19/15	JPMorgan Chase	CLP	13,788	20,393	19,900	(493)
Colombian Peso,
Expiring 11/19/15	JPMorgan Chase	COP	95,470	32,628	32,876	248

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Colombian Peso, (cont’d.)
Expiring 11/25/15	Barclays Capital Group	COP	79,050	$25,500	$27,202	$1,702
Expiring 11/25/15	Citigroup Global Markets	COP	79,178	25,500	27,246	1,746
Czech Koruna,
Expiring 01/22/16	Deutsche Bank AG	CZK	6,653	279,628	270,769	(8,859)
Hungarian Forint,
Expiring 01/22/16	Citigroup Global Markets	HUF	13,870	50,710	49,045	(1,665)
Indian Rupee,
Expiring 01/12/16	Citigroup Global Markets	INR	4,360	66,200	65,817	(383)
Expiring 01/12/16	Credit Suisse First Boston Corp.	INR	2,188	33,081	33,027	(54)
Israeli Shekel,
Expiring 01/20/16	JPMorgan Chase	ILS	195	50,836	50,536	(300)
Japanese Yen,
Expiring 01/28/16	Barclays Capital Group	JPY	9,445	78,200	78,406	206
Mexican Peso,
Expiring 01/22/16	Citigroup Global Markets	MXN	695	41,693	41,844	151
New Zealand Dollar,
Expiring 01/15/16	Citigroup Global Markets	NZD	39	26,100	26,186	86
Expiring 01/15/16	Citigroup Global Markets	NZD	75	51,000	50,512	(488)
Expiring 01/15/16	Citigroup Global Markets	NZD	75	51,000	50,569	(431)
Expiring 01/15/16	JPMorgan Chase	NZD	75	51,000	50,344	(656)
Norwegian Krone,
Expiring 01/22/16	JPMorgan Chase	NOK	655	80,197	77,030	(3,167)
Philippine Peso,
Expiring 11/04/15	Citigroup Global Markets	PHP	2,090	45,344	44,624	(720)
Polish Zloty,
Expiring 01/22/16	Citigroup Global Markets	PLN	349	92,152	90,004	(2,148)
Russian Ruble,
Expiring 01/26/16	Barclays Capital Group	RUB	1,322	20,796	20,164	(632)
South African Rand,
Expiring 01/26/16	Barclays Capital Group	ZAR	217	15,621	15,451	(170)
Expiring 01/26/16	Barclays Capital Group	ZAR	1,238	90,308	88,054	(2,254)
Swedish Krona,
Expiring 01/22/16	Bank of America	SEK	427	51,700	50,129	(1,571)
Turkish Lira,
Expiring 12/03/15	Barclays Capital Group	TRY	200	66,000	68,019	2,019
Expiring 12/03/15	Barclays Capital Group	TRY	211	71,300	71,672	372
Expiring 12/03/15	Citigroup Global Markets	TRY	75	24,165	25,298	1,133
Expiring 12/03/15	Citigroup Global Markets	TRY	75	24,165	25,298	1,133
Expiring 12/03/15	JPMorgan Chase	TRY	92	31,300	31,256	(44)

				$2,307,511	$2,289,721	$(17,790)

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	37

Portfolio of Investments

as of October 31, 2015 continued

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/16	Citigroup Global Markets	AUD	71	$51,000	$50,109	$891
Expiring 01/15/16	Citigroup Global Markets	AUD	52	36,500	36,757	(257)
Expiring 01/15/16	JPMorgan Chase	AUD	70	51,000	50,062	938
Expiring 01/15/16	JPMorgan Chase	AUD	70	50,900	50,012	888
Expiring 01/15/16	JPMorgan Chase	AUD	52	36,500	36,664	(164)
Brazilian Real,
Expiring 11/04/15	Citigroup Global Markets	BRL	82	20,389	21,216	(827)
Expiring 11/04/15	Citigroup Global Markets	BRL	41	10,398	10,540	(142)
Expiring 11/04/15	Citigroup Global Markets	BRL	41	10,398	10,540	(142)
Expiring 11/04/15	JPMorgan Chase	BRL	186	48,522	48,017	505
Expiring 11/04/15	Morgan Stanley	BRL	418	103,500	108,083	(4,583)
Expiring 12/02/15	Citigroup Global Markets	BRL	42	10,424	10,662	(238)
Expiring 12/02/15	Credit Suisse First Boston Corp.	BRL	296	75,767	75,977	(210)
Canadian Dollar,
Expiring 01/15/16	Bank of America	CAD	48	36,400	36,543	(143)
Expiring 01/15/16	Citigroup Global Markets	CAD	128	98,783	98,063	720
Expiring 01/15/16	JPMorgan Chase	CAD	68	51,700	51,685	15
Colombian Peso,
Expiring 11/25/15	BNP Paribas	COP	161,277	51,625	55,497	(3,872)
Expiring 11/25/15	Citigroup Global Markets	COP	90,830	31,000	31,255	(255)
Czech Koruna,
Expiring 01/22/16	Deutsche Bank AG	CZK	1,890	77,900	76,901	999
Euro,
Expiring 01/28/16	Citigroup Global Markets	EUR	113	125,799	123,931	1,868
Expiring 01/28/16	Citigroup Global Markets	EUR	48	54,818	53,097	1,721
Expiring 01/28/16	Credit Suisse First Boston Corp.	EUR	658	726,339	724,648	1,691
Expiring 01/28/16	JPMorgan Chase	EUR	492	558,970	541,880	17,090
Expiring 01/28/16	JPMorgan Chase	EUR	143	156,300	157,535	(1,235)
Israeli Shekel,
Expiring 01/20/16	Barclays Capital Group	ILS	205	53,401	52,930	471
Japanese Yen,
Expiring 01/28/16	Barclays Capital Group	JPY	12,593	104,500	104,547	(47)
Expiring 01/28/16	Citigroup Global Markets	JPY	46,096	381,776	382,681	(905)
Mexican Peso,
Expiring 01/22/16	Barclays Capital Group	MXN	603	36,200	36,273	(73)

See Notes to Financial Statements.

38

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
New Zealand Dollar,
Expiring 01/15/16	Bank of America	NZD	54	$36,200	$36,346	$(146)
Expiring 01/15/16	Citigroup Global Markets	NZD	39	26,000	26,061	(61)
Expiring 01/15/16	JPMorgan Chase	NZD	77	50,900	51,848	(948)
Expiring 01/15/16	JPMorgan Chase	NZD	77	51,700	51,794	(94)
Expiring 01/15/16	JPMorgan Chase	NZD	64	43,331	43,422	(91)
Expiring 01/15/16	JPMorgan Chase	NZD	39	26,000	25,982	18
Philippine Peso,
Expiring 11/04/15	Citigroup Global Markets	PHP	2,095	45,500	44,730	770
Singapore Dollar,
Expiring 01/26/16	Citigroup Global Markets	SGD	147	104,200	104,665	(465)
Expiring 01/26/16	Credit Suisse First Boston Corp.	SGD	590	422,173	420,126	2,047
South African Rand,
Expiring 01/26/16	Barclays Capital Group	ZAR	286	20,796	20,313	483
Expiring 11/06/15	Barclays Capital Group	ZAR	284	20,201	20,521	(320)
Expiring 11/06/15	Citigroup Global Markets	ZAR	1,448	110,232	104,538	5,694
South Korean Won,
Expiring 11/16/15	Citigroup Global Markets	KRW	37,458	32,589	32,838	(249)
Expiring 12/11/15	Barclays Capital Group	KRW	23,841	20,840	20,882	(42)
Swedish Krona,
Expiring 01/22/16	Citigroup Global Markets	SEK	436	51,900	51,090	810
Expiring 01/22/16	JPMorgan Chase	SEK	659	77,900	77,274	626
Swiss Franc,
Expiring 01/28/16	Credit Suisse First Boston Corp.	CHF	611	618,390	619,884	(1,494)
Expiring 01/28/16	JPMorgan Chase	CHF	102	104,200	103,504	696
Turkish Lira,
Expiring 12/03/15	BNP Paribas	TRY	97	33,273	32,993	280
Expiring 12/03/15	BNP Paribas	TRY	61	20,828	20,809	19
Expiring 12/03/15	Citigroup Global Markets	TRY	545	188,176	185,221	2,955

				$5,156,138	$5,130,946	25,192

						$7,402

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	39

Portfolio of Investments

as of October 31, 2015 continued

Cross currency exchange contracts outstanding at October 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
01/22/2016	Buy	SEK	704	EUR	75	$(502)	JPMorgan Chase
01/22/2016	Buy	EUR	41	HUF	12,820	(170)	JPMorgan Chase
01/22/2016	Buy	EUR	71	NOK	667	(598)	JPMorgan Chase
01/22/2016	Buy	EUR	32	PLN	136	(60)	Bank of America
01/28/2016	Buy	EUR	95	CHF	103	(341)	JPMorgan Chase

						$(1,671)

Forward rate agreements outstanding at October 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreements:
3,200	11/23/15	3.102%	102 CMM(1)	$(5,160)	$—	$(5,160)	Citigroup Global Markets
3,200	12/21/15	3.097%	102 CMM(1)	(2,938)	—	(2,938)	Citigroup Global Markets
3,200	12/21/15	3.092%	102 CMM(1)	(3,098)	—	(3,098)	Citigroup Global Markets

				$(11,196)	$—	$(11,196)

(1)	Fund pays the fixed rate and receives the floating rate.

Interest rate swap agreements outstanding at October 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
CLP	50,000	02/25/20	3.910%	1 Day CLP OIS(2)	$(639)	$—	$(639)	JPMorgan Chase
COP	10,000	02/13/20	5.050%	1 Day COLIBOR OIS(2)	(158)	—	(158)	Deutsche Bank AG
COP	70,000	04/17/20	5.050%	1 Day COLIBOR OIS(2)	(1,157)	—	(1,157)	Deutsche Bank AG
COP	120,000	04/10/25	6.020%	1 Day COLIBOR OIS(2)	(2,941)	—	(2,941)	JPMorgan Chase
	180	08/28/20	1.408%	3 Month U.S. CPI Urban Consumers NAS(1)	46	—	46	JPMorgan Chase
	520	10/01/20	1.290%	3 Month U.S. CPI Urban Consumers NAS(1)	3,346	—	3,346	JPMorgan Chase
ZAR	2,350	11/04/29	8.180%	3 Month JIBAR(2)	(2,953)	(24)	(2,929)	JPMorgan Chase

					$(4,456)	$(24)	$(4,432)

See Notes to Financial Statements.

40

Interest rate swap agreements outstanding at October 31, 2015 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
AUD	200	03/07/29	4.743%	6 Month BBSW(2)	$—	$26,526	$26,526
CAD	1,300	01/09/20	1.710%	3 Month Canadian Bankers Acceptances(1)	(2,776)	(26,374)	(23,598)
EUR	400	01/30/16	0.495%	6 Month EURIBOR(1)	—	(1,992)	(1,992)
EUR	500	08/04/16	0.078%	6 Month EURIBOR(1)	(67)	(1,586)	(1,519)
EUR	200	08/01/19	0.346%	6 Month EURIBOR(1)	—	(4,390)	(4,390)
EUR	570	05/12/25	0.895%	6 Month EURIBOR(2)	(477)	5,394	5,871
GBP	120	11/03/24	1.960%	1 Day GBP OIS(1)	—	(9,141)	(9,141)
GBP	150	01/08/25	1.325%	1 Day GBP OIS(1)	—	1,321	1,321
MXN	9,700	02/09/18	4.630%	28 Day Mexican Interbank rate(2)	500	8,089	7,589
MXN	5,000	04/18/19	5.480%	28 Day Mexican Interbank rate(2)	—	6,882	6,882
MXN	5,250	08/20/19	5.110%	28 Day Mexican Interbank rate(2)	(20)	1,908	1,928
MXN	8,100	08/13/24	6.120%	28 Day Mexican Interbank rate(2)	446	(354)	(800)
MXN	3,150	12/27/24	5.795%	28 Day Mexican Interbank rate(2)	—	(5,451)	(5,451)
MXN	1,100	07/27/34	6.720%	28 Day Mexican Interbank rate(2)	(16)	(1,125)	(1,109)
SEK	4,500	08/14/25	1.220%	3 Month STIBOR(2)	(2,703)	(2,735)	(32)
	4,600	08/21/17	1.250%	3 Month LIBOR(2)	—	45,797	45,797
	3,030	10/30/17	1.000%	3 Month LIBOR(2)	—	9,336	9,336
	980	03/11/20	1.824%	3 Month LIBOR(1)	—	(20,401)	(20,401)
	21,350	12/31/21	1.787%	3 Month LIBOR(1)	(9,517)	(259,352)	(249,835)
	1,500	12/31/21	1.850%	3 Month LIBOR(1)	—	(24,212)	(24,212)
	5,250	05/31/22	1.741%	3 Month LIBOR(1)	40,986	(8,532)	(49,518)
	8,870	05/31/22	2.237%	3 Month LIBOR(1)	(9,014)	(296,247)	(287,233)
	250	08/31/22	1.786%	3 Month LIBOR(1)	—	264	264
	2,100	08/31/22	1.788%	3 Month LIBOR(1)	—	1,939	1,939
	6,000	08/31/22	2.013%	3 Month LIBOR(1)	(18,106)	(80,708)	(62,602)
ZAR	6,300	08/26/20	7.855%	3 Month JIBAR(2)	(513)	6,135	6,648
ZAR	300	01/12/25	7.430%	3 Month JIBAR(2)	—	(979)	(979)
ZAR	800	01/13/25	7.430%	3 Month JIBAR(2)	—	(2,607)	(2,607)
ZAR	2,100	01/13/25	7.440%	3 Month JIBAR(2)	—	(6,741)	(6,741)

					$(1,277)	$(639,336)	$(638,059)

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	41

Portfolio of Investments

as of October 31, 2015 continued

Credit default swap agreements outstanding at October 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1):
CMBX.NA.8.AAA	10/17/57	0.500%	2,000	$(91,222)	$(84,847)	$(6,375)	UBS AG

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at October 31, 2015(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Kingdom of Spain	12/20/20	1.000%	885	1.087%	$6,088	$(1,795)	$7,883	JPMorgan Chase

Cash of $1,030,000 and a U.S. Treasury Obligation with a market value of $618,159 have been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at October 31, 2015.

The Fund entered into credit default swaps (‘CDS’) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of the emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The fair value of credit default swap agreements on corporate and/or sovereign issues and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected

See Notes to Financial Statements.

42

liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2015:

Notional Amount (000)#		Fund Receives	Notional Amount (000)		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	115	3 Month LIBOR	EUR	100	3 Month EURIBOR minus 25.00 bps	Goldman Sachs & Co.	01/20/17	$4,998	$—	$4,998
JPY	20,000	3 Month JPY LIBOR minus 43.35 bps		170	3 Month LIBOR	JPMorgan Chase	11/26/16	(3,900)	—	(3,900)
JPY	80,000	3 Month JPY LIBOR minus 42.10 bps		678	3 Month LIBOR	JPMorgan Chase	11/28/16	(14,372)	—	(14,372)
	804	3 Month LIBOR	EUR	700	3 Month EURIBOR minus 26.95 bps	JPMorgan Chase	02/17/17	31,808	—	31,808
	168	3 Month LIBOR	JPY	20,000	3 Month JPY LIBOR minus 69.88 bps	JPMorgan Chase	11/26/24	1,240	(42)	1,282
	671	3 Month LIBOR	JPY	80,000	3 Month JPY LIBOR minus 67.33 bps	JPMorgan Chase	11/28/24	3,334	(161)	3,495

								$23,108	$(203)	$23,311

Total return swap agreements outstanding at October 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Group	11/05/2015	3,000	Pay fixed payments of 0.14% and receive variable payments based on the Federal National Mortgage Assoc. 30 Year TBA	$(6,563)	$—	$(6,563)
Barclays Capital Group	11/05/2015	1,000	Pay fixed payments of 0.14% and receive variable payments based on the Federal National Mortgage Assoc. 30 Year TBA	(3,969)	2,426	(6,395)
Barclays Capital Group	12/04/2015	1,000	Pay fixed payments of 0.14% and receive variable payments based on the Federal National Mortgage Assoc. 30 Year TBA	(3,984)	—	(3,984)

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	43

Portfolio of Investments

as of October 31, 2015 continued

Total return swap agreements outstanding at October 31, 2015 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase	01/12/2041	185	Pay fixed rate payments on the IFN Index and receive variable payments based on the 1 Month LIBOR	$29	$(907)	$936
Credit Suisse First Boston Corp.	01/12/2041	677	Pay fixed rate payments on the IFN Index and receive variable payments based on the 1 Month LIBOR	106	(1,886)	1,992

				$(14,381)	$(367)	$(14,014)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$14,961,313	$—
Non-Residential Mortgage-Backed Securities	—	702,211	500,250
Residential Mortgage-Backed Securities	—	13,154,109	—
Bank Loans	—	3,179,226	—
Commercial Mortgage-Backed Securities	—	9,647,210	—
Corporate Bonds	—	48,868,575	—
Foreign Government Bonds	—	3,108,555	—
Municipal Bonds	—	394,399	—
Non-Corporate Foreign Agencies	—	1,960,502	—
U.S. Treasury Obligation	—	1,191,452	—
Affiliated Money Market Mutual Fund	6,097,156	—	—
Options Purchased	2,719	183,398	—

See Notes to Financial Statements.

44

	Level 1	Level 2	Level 3
Options Written	$(1,687)	$(46,666)	$—
Other Financial Instruments*
Futures Contracts	(21,525)	—	—
Forward Foreign Currency Exchange Contracts	—	7,402	—
Cross Currency Exchange Contracts	—	(1,671)	—
OTC Forward Rate Agreements:	—	(11,196)	—
OTC interest rate swap agreements:	—	(4,456)	—
Exchange-traded interest rate swap agreements	—	(638,059)	—
OTC credit default swaps	—	(85,134)	—
OTC Currency Swaps	—	23,108	—
OTC Total Return Swaps	—	(14,381)	—

Total	$6,076,663	$96,579,897	$500,250

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Asset-Backed Securities— Non-Residential Mortgage-Backed Securities	Corporate Bonds
Balance as of 10/31/14	$250,000	$—	$548,873
Accrued discount/premium	—	6	—
Change in unrealized appreciation (depreciation)**	—	277	—
Purchases	—	499,967	—
Transfers out of Level 3	(250,000)	—	(548,873)

Balance as of 10/31/15	$—	$500,250	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $277 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2015	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities—Non-Residential Mortgage-Backed Securities	$500,250	Market Approach	Single Broker indicative Quote

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	45

Portfolio of Investments

as of October 31, 2015 continued

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities—Collateralized Loan Obligations	$250,000	L3 to L2	Single Broker Quote to Evaluated Bid
Corporate Bonds	$548,873	L3 to L2	Single Broker Quote to Evaluated Bid

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Collateralized Loan Obligations	14.1%
Residential Mortgage-Backed Securities	12.4
Banks	11.3
Commercial Mortgage-Backed Securities	9.1
Affiliated Money Market Mutual Fund	5.8
Telecommunications	4.6
Foreign Government Bonds	2.9
Media	2.2
Healthcare-Services	1.9
Non-Corporate Foreign Agencies	1.8
Diversified Financial Services	1.8
Software	1.7
Food	1.7
Electric	1.5
Commercial Services	1.4
Insurance	1.4
Home Builders	1.3
Chemicals	1.2
Retail	1.2
Auto Manufacturers	1.1
Non-Residential Mortgage-Backed Securities	1.1
Pharmaceuticals	1.1
U.S. Treasury Obligation	1.1
Healthcare-Products	1.0
Entertainment	1.0
Building Materials	0.8
Real Estate Investment Trusts (REITs)	0.7
Oil & Gas	0.7
Lodging	0.6
Health Care Providers & Services	0.5
Semiconductors	0.5
Miscellaneous Manufacturing	0.5
Airlines	0.5
Automobiles	0.5
Containers & Packaging	0.5%
Independent Power & Renewable Electricity Producers	0.5
IT Services	0.4
Pipelines	0.4
Distribution/Wholesale	0.4
Municipal Bonds	0.4
Auto Parts & Equipment	0.4
Computers	0.3
Commercial Services & Supplies	0.3
Iron/Steel	0.3
Agriculture	0.3
Biotechnology	0.2
Home Furnishings	0.2
Environmental Control	0.2
Forest Products & Paper	0.2
Diversified Machinery	0.2
Beverages	0.2
Transportation	0.2
Oil & Gas Services	0.2
Mining	0.2
Options Purchased	0.2
Housewares	0.2
Machinery-Construction & Mining	0.1
Office Furnishings	0.1
Holding Companies - Diversified	0.1
Health Care & Pharmaceutical	0.1
Food Products	0.1
Hotels, Restaurants & Leisure	0.1
Options Written	— *

98.0
Other assets in excess of liabilities	2.0

100.0%

*	Less than 0.05%

See Notes to Financial Statements.

46

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk, and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$21,888	*	Due from/to broker— variation margin futures	$43,413	*
Interest rate contracts	Due from/to broker—variation margin swaps	114,101	*	Due from/to broker—variation margin swaps	752,160	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	47,903		Unrealized depreciation on OTC swap agreements	43,038
Interest rate contracts	—	—		Unrealized depreciation on OTC forward rate agreements	11,196
Interest rate contracts	Unaffiliated investments	180,412		Written options outstanding, at value	37,585
Interest rate contracts	Premiums paid for OTC swap agreements	2,426		Premiums received for OTC swap agreements	3,020
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	54,165		Unrealized depreciation on OTC forward foreign currency exchange contracts	46,763
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	1,671
Credit contracts	Unrealized appreciation on OTC swap agreements	7,883		Unrealized depreciation on OTC swap agreements	6,375
Credit contracts	—	—		Premiums received for OTC swap agreements	86,642
Credit contracts	Unaffiliated investments	5,705		Written options outstanding, at value	10,768

Total		$434,483			$1,042,631

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	47

Portfolio of Investments

as of October 31, 2015 continued

The effects of derivative instruments on the Statement of Operations for year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Options Written	Swaps	Forward & Cross Currency Contracts(2)	Total
Interest rate contracts	$(364,406)	$763,683	$185,304	$(663,386)	$—	$(78,805)
Foreign exchange contracts	—	—	—	2,330	254,618	256,948
Credit contracts	2,850	—	3,150	(16,003)	—	(10,003)

Total	$(361,556)	$763,683	$188,454	$(677,059)	$254,618	$168,140

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Futures	Options Written	Swaps	Forward & Cross Currency Contracts(4)	Forward Rate Agreements	Total
Interest rate contracts	$4,568	$(64,351)	$24,839	$(457,691)	$—	$(11,196)	$(503,831)
Foreign exchange contracts	—	—	—	—	(54,950)	—	(54,950)
Credit contracts	—	—	—	1,508	—	—	1,508

Total	$4,568	$(64,351)	$24,839	$(456,183)	$(54,950)	$(11,196)	$(557,273)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2015, the Fund’s average volume of derivative activities are as follows:

Options Purchased(1)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Cross Currency Exchange Contracts(3)	Forward Foreign Currency Exchange Contracts— Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)
$119,817	$38,006,622	$8,276,004	$585,574	$4,325,027	$4,968,127

Options Written(4)	Forward Rate Agreements(4)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements— Buy Protection(4)	Credit Default Swap Agreements— Sell Protection(4)	Total Return Swap Agreements(4)	Currency Swap Agreements(4)
$5,084	$1,920	$51,114	$3,600	$1,377	$1,833	$41,224

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD (000).

See Notes to Financial Statements.

48

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$1,086	$(1,086)	$—	$—
Barclays Capital Group	8,647	(8,647)	—	—
BNP Paribas	6,004	(6,004)	—	—
Citigroup Global Markets	132,438	(22,242)	—	110,196
Credit Suisse First Boston Corp.	5,730	(4,378)	—	1,352
Deutsche Bank AG	1,162	(1,162)	—	—
Goldman Sachs & Co.	4,998	—	—	4,998
JPMorgan Chase	135,710	(71,759)	—	63,951
Morgan Stanley	—	—	—	—
UBS AG	—	—	—	—

	$295,775

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(3,464)	$1,086	$—	$(2,378)
Barclays Capital Group	(22,246)	8,647	—	(13,599)
BNP Paribas	(14,640)	6,004	—	(8,636)
Citigroup Global Markets	(22,242)	22,242	—	—
Credit Suisse First Boston Corp.	(4,378)	4,378	—	—
Deutsche Bank AG	(10,837)	1,162	—	(9,675)
Goldman Sachs & Co.	—	—	—	—
JPMorgan Chase	(71,759)	71,759	—	—
Morgan Stanley	(4,583)	—	—	(4,583)
UBS AG	(91,222)	—	—	(91,222)

	$(245,371)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	49

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated Investments (cost $98,532,269)	$97,853,919
Affiliated Investments (cost $6,097,156)	6,097,156
Cash	188,571
Foreign currency, at value (cost $10,199)	10,910
Deposit with broker	1,428,377
Receivable for investments sold	5,297,235
Dividends and interest receivable	987,444
Receivable for Fund shares sold	281,259
Unrealized appreciation on OTC swap agreements	55,786
Unrealized appreciation on OTC forward foreign currency exchange contracts	54,165
Due from Manager	28,223
Due from broker—variation margin futures	12,820
Premium paid for OTC swap agreements	2,426
Prepaid expenses	1,022

Total assets	112,299,313

Liabilities
Payable for investments purchased	5,749,529
Payable for Fund shares reacquired	114,632
Accrued expenses and other liabilities	105,878
Premium received for OTC swap agreements	89,662
Unrealized depreciation on OTC swap agreements	49,413
Options written outstanding, at value (premiums received $59,649)	48,353
Unrealized depreciation on OTC forward foreign currency exchange contracts	46,763
Due to broker—variation margin swaps	44,308
Unrealized depreciation on OTC forward rate agreements	11,196
Distribution fee payable	5,717
Unrealized depreciation on OTC cross currency exchange contracts	1,671
Affiliated transfer agent fee payable	395
Dividends payable	287

Total liabilities	6,267,804

Net Assets	$106,031,509

Net assets were comprised of:
Common stock, at par	$10,985
Paid-in capital in excess of par	109,316,825

109,327,810
Undistributed net investment income	82,599
Accumulated net realized loss on investment and foreign currency transactions	(2,053,753)
Net unrealized depreciation on investments and foreign currencies	(1,325,147)

Net assets, October 31, 2015	$106,031,509

See Notes to Financial Statements.

50

Class A
Net asset value and redemption price per share, ($5,796,642 ÷ 600,880 shares of common stock issued and outstanding)	$9.65
Maximum sales charge (3.25% of offering price)	0.32

Maximum offering price to public	$9.97

Class C
Net asset value, offering price and redemption price per share,
($5,728,154 ÷ 593,416 shares of common stock issued and outstanding)	$9.65

Class Q
Net asset value, offering price and redemption price per share,
($87,643,806 ÷ 9,080,017 shares of common stock issued and outstanding)	$9.65

Class Z
Net asset value, offering price and redemption price per share,
($6,862,907 ÷ 710,960 shares of common stock issued and outstanding)	$9.65

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	51

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Interest income	$2,999,447
Affiliated dividend income	3,678

Total income	3,003,125

Expenses
Management fee	484,849
Distribution fee—Class A	6,230
Distribution fee—Class C	24,948
Custodian and accounting fees	199,000
Registration fees	95,000
Audit fee	60,000
Shareholders’ reports	48,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300)	19,000
Legal fees and expenses	18,000
Directors’ fees	13,000
Insurance expenses	1,000
Loan interest expense	34
Miscellaneous	22,471

Total expenses	991,532
Less: Management fee waiver and/or expense reimbursement	(378,548)
Distribution fee waiver—Class A	(202)

Net expenses	612,782

Net investment income	2,390,343

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(738,645)
Futures transactions	763,683
Options written transactions	188,454
Swap agreements transactions	(677,059)
Foreign currency transactions	110,988

(352,579)

Net change in unrealized appreciation (depreciation) on:
Investments	(626,545)
Futures	(64,351)
Written Options	24,839
Swap agreements	(456,183)
Forward Rate agreements	(11,196)
Foreign currencies	(51,077)

(1,184,513)

Net loss on investment and foreign currency transactions	(1,537,092)

Net Increase In Net Assets Resulting From Operations	$853,251

See Notes to Financial Statements.

52

Statement of Changes in Net Assets

	Year Ended October 31, 2015	December 23, 2013* through October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$2,390,343	$1,439,373
Net realized gain (loss) on investment and foreign currency transactions	(352,579)	91,522
Net change in unrealized depreciation on investments and foreign currencies	(1,184,513)	(140,634)

Net increase in net assets resulting from operations	853,251	1,390,261

Dividends from net investment income (Note 1)
Class A	(84,983)	(5,140)
Class C	(64,057)	(1,765)
Class Q	(3,839,753)	(1,378,745)
Class Z	(179,377)	(21,271)

	(4,168,170)	(1,406,921)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	29,591,634	91,043,972
Net asset value of shares issued in reinvestment of dividends and distributions	4,153,998	1,406,755
Cost of shares reacquired	(13,368,690)	(3,464,581)

Net increase in net assets from Fund share transactions	20,376,942	88,986,146

Total increase	17,062,023	88,969,486

Net Assets:
Beginning of period	88,969,486	—

End of period(a)	$106,031,509	$88,969,486

(a) Includes undistributed net investment income of:	$82,599	$228,968

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	53

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 17 (the “Company”) incorporated in Maryland on September 1, 1994, is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company consists of two funds: Prudential Total Return Bond Fund and Prudential Short Duration Multi-Sector Bond Fund. The information presented in these financial statements pertains to Prudential Short Duration Multi-Sector Fund (the “Fund”). The Fund commenced operations on December 23, 2013. The Fund’s investment objective is total return.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of their financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

54

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Short Duration Multi-Sector Bond Fund	55

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market

56

prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts positions of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange- traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Prudential Short Duration Multi-Sector Bond Fund	57

Notes to Financial Statements

continued

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Upon entering into these contracts, risk may arise from the potential inability of the counterparties to meet the terms of their contracts.

Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain

58

or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Swap Agreements: The Fund entered into interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Certain Funds are subject to credit risk in the normal course of pursuing their investment objectives. Certain Funds may entered into credit default swaps to provide a measure of protection against defaults or take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the

Prudential Short Duration Multi-Sector Bond Fund	59

Notes to Financial Statements

continued

likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional

60

amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments.

Prudential Short Duration Multi-Sector Bond Fund	61

Notes to Financial Statements

continued

Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2015, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

62

Payment in kind securities: Certain fixed income funds may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Restricted and Illiquid Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at October 31, 2015 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Lending: The Fund may lend its portfolio securities to banks and broker- dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Prudential Short Duration Multi-Sector Bond Fund	63

Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s

64

performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

Effective October 1, 2015, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .500% of the Fund’s average daily net assets up to $5 billion, .475% on the average daily net assets on the next $5 billion and .465% of such assets in excess of $10 billion. Prior to October 1, 2015, the management fee paid to PI was accrued daily and paid monthly, at an annual rate of .50% of the Fund’s average daily net assets. The effective management fee rate, net of waivers and/or expense reimbursement was .11% for the year ended October 31, 2015.

PI has contractually agreed through February 29, 2016 to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed .60% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services (“PIMS”) who acts as the distributor of Class A, Class C, Class Q and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at the annual rate of .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS contractually agreed to limit such fees to ..25% of the average daily net assets of the Class A shares through March 8, 2015. Effective March 9, 2015, the Class A contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

PIMS has advised the Fund that it has received $76,982 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2015. From

Prudential Short Duration Multi-Sector Bond Fund	65

Notes to Financial Statements

continued

these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2015, it received $1,453 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the Investment Company 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income.”

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended October 31, 2015, were $41,660,460 and $23,794,984, respectively.

Transactions in options written during the year ended October 31, 2015, were as follows:

	Notional Amount (000)	Premiums Received
Balance at the beginning of period	$642	$95,657
Written options	41,376	275,358
Expired options	(1,643)	(175,938)
Exercised options	—	—
Closed options	(16,584)	(135,428)

Balance at the end of period	$23,791	$59,649

66

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2015, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $1,631,458 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, swaps, paydown gains/(losses) and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2015, the tax character of dividends paid by the Fund was $4,168,170 of ordinary income. For the period ended October 31, 2014, the tax character of dividends paid by the Fund was $1,406,921 of ordinary income.

As of October 31, 2015, the accumulated undistributed earnings on a tax basis was $96,817 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$105,748,522	$600,768	$(2,398,215)	$(1,797,447)	$(489,934)	$(2,287,381)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures, options and mark-to-market of receivables and payables.

Prudential Short Duration Multi-Sector Bond Fund	67

Notes to Financial Statements

continued

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2015 of approximately $1,097,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class Q, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement and/or benefits plans. Class C shares are sold with a CDSC of 1% during the first 12 months. Class Q and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 200 million shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, Class C, Class Q, and Class Z shares, each of which consists of 50 million, 25 million, 75 million, and 50 million shares, respectively.

As of October 31, 2015, Prudential owned 1,058 shares of Class A, 1,044 shares of Class C, 2,659,083 shares of Class Q, and 1,063 shares of Class Z.

68

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	610,370	$5,951,409
Shares issued in reinvestment of dividends and distributions	7,686	75,004
Shares reacquired	(115,572)	(1,131,486)

Net increase (decrease) in shares outstanding before conversion	502,484	4,894,927
Shares reacquired upon conversion into other share class(es)	(2,133)	(21,009)

Net increase (decrease) in shares outstanding	500,351	$4,873,918

Period* ended October 31, 2014:
Shares sold	112,384	$1,121,407
Shares issued in reinvestment of dividends and distributions	501	5,012
Shares reacquired	(12,356)	(123,581)

Net increase (decrease) in shares outstanding	100,529	$1,002,838

Class C
Year ended October 31, 2015:
Shares sold	568,005	$5,548,617
Shares issued in reinvestment of dividends and distributions	6,438	62,839
Shares reacquired	(41,561)	(404,594)

Net increase (decrease) in shares outstanding	532,882	$5,206,862

Period* ended October 31, 2014:
Shares sold	63,175	$630,798
Shares issued in reinvestment of dividends and distributions	176	1,758
Shares reacquired	(2,817)	(28,131)

Net increase (decrease) in shares outstanding	60,534	$604,425

Class Q
Year ended October 31, 2015:
Shares sold	1,064,274	$10,420,016
Shares issued in reinvestment of dividends and distributions	391,496	3,839,754
Shares reacquired	(894,341)	(8,714,000)

Net increase (decrease) in shares outstanding	561,429	$5,545,770

Period* ended October 31, 2014:
Shares sold	8,690,194	$86,820,003
Shares issued in reinvestment of dividends and distributions	137,830	1,378,717
Shares reacquired	(309,436)	(3,090,000)

Net increase (decrease) in shares outstanding	8,518,588	$85,108,720

Prudential Short Duration Multi-Sector Bond Fund	69

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2015:
Shares sold	784,593	$7,671,592
Shares issued in reinvestment of dividends and distributions	18,034	176,401
Shares reacquired	(320,819)	(3,118,610)

Net increase (decrease) in shares outstanding before conversion	481,808	4,729,383
Shares issued upon conversion from other share class(es)	2,135	21,009

Net increase (decrease) in shares outstanding	483,943	$4,750,392

Period* ended October 31, 2014:
Shares sold	247,194	$2,471,764
Shares issued in reinvestment of dividends and distributions	2,126	21,268
Shares reacquired	(22,303)	(222,869)

Net increase (decrease) in shares outstanding	227,017	$2,270,163

*	Commencement of operations was December 23, 2013.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2015. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $847,000, borrowed at a weighted average interest rate of 1.45%. The maximum loan outstanding amount during the period was $847,000. At October 31, 2015, the Fund did not have an outstanding loan amount.

70

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Short Duration Multi-Sector Bond Fund	71

Financial Highlights

Class A Shares
	Year Ended October 31, 2015	December 23, 2013(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (loss) from investment operations:
Net investment income	.21	.19
Net realized and unrealized gain (loss) on investments	(.14)	(.05)
Total from investment operations	.07	.14
Less Dividends:
Dividends from net investment income	(.41)	(.15)
Net asset value, end of period	$9.65	$9.99
Total Return(a):	.70%	1.41%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,797	$1,004
Average net assets (000)	$2,412	$295
Ratios to average net assets(d)(g):
Expense after waivers and/or expense reimbursement	.85%	0.90%	(e)
Expense before waivers and/or expense reimbursement	1.49%	1.62%	(e)
Net investment income	2.18%	2.19%	(e)
Portfolio turnover rate	51%	222%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

See Notes to Financial Statements.

72

Class C Shares
	Year Ended October 31, 2015	December 23, 2013(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (loss) from investment operations:
Net investment income	.14	.12
Net realized and unrealized gain (loss) on investments	(.15)	(.04)
Total from investment operations	(.01)	.08
Less Dividends:
Dividends from net investment income	(.33)	(.09)
Net asset value, end of period	$9.65	$9.99
Total Return(a):	(.06)%	0.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,728	$605
Average net assets (000)	$2,495	$166
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.60%	1.65%	(e)
Expense before waivers and/or expense reimbursement	2.26%	2.33%	(e)
Net investment income (loss)	1.42%	1.42%	(e)
Portfolio turnover rate	51%	222%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	73

Financial Highlights

continued

Class Q Shares
	Year Ended October 31, 2015	December 23, 2013(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (loss) from investment operations:
Net investment income	.25	.19
Net realized and unrealized gain (loss) on investments	(.16)	(.03)
Total from investment operations	.09	.16
Less Dividends:
Dividends from net investment income	(.43)	(.17)
Net asset value, end of period	$9.65	$9.99
Total Return(a):	.95%	1.63%

Ratios/Supplemental Data:
Net assets, end of period (000)	$87,644	$85,092
Average net assets (000)	$87,488	$74,561
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	.60%	.65%	(e)
Expense before waivers and/or expense reimbursement	.97%	1.05%	(e)
Net investment income (loss)	2.51%	2.20%	(e)
Portfolio turnover rate	51%	222%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

74

Class Z Shares
	Year Ended October 31, 2015	December 23, 2013(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (loss) from investment operations:
Net investment income	.24	.21
Net realized and unrealized (loss) on investments	(.15)	(.05)
Total from investment operations	.09	.16
Less Dividends and Distributions:
Dividends from net investment income	(.43)	(.17)
Net asset value, end of period	$9.65	$9.99
Total Return(a)	.94%	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,863	$2,268
Average net assets (000)	$4,575	$1,074
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	.60%	.65%	(e)
Expense before waivers and/or expense reimbursement	1.20%	1.29%	(e)
Net investment income	2.48%	2.46%	(e)
Portfolio turnover rate	51%	222%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	75

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investments Portfolio 17

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration Multi-Sector Bond Fund, a series of Prudential Investment Portfolios, Inc. 17 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from December 23, 2013 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

76

Tax Information

(Unaudited)

For the year ended October 31, 2015, the Fund reports the maximum amount allowable but not less than 54.60% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after October 31, 2015. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2015.

Prudential Short Duration Multi-Sector Bond Fund	77

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration Multi-Sector Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1994; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Short Duration Multi-Sector Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Short Duration Multi-Sector Bond Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration Multi-Sector Bond Fund1 (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Short Duration Multi-Sector Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

Prudential Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2014 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee

Prudential Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund/Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2014. The Board considered that the Fund commenced operations on December 23, 2013 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Short Intermediate Investment-Grade Debt Funds Performance Universe) and the Peer Group were

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objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•	The Board and PI agreed to continue the existing expense cap of 0.60% (exclusive of 12b-1 fees and certain other fees) through February 29, 2016.
•

The Board noted that the expense cap was implemented on November 1, 2014, and considered information provided by PI which indicated that if the expense cap had been in effect for the full year, the Fund’s net total expenses would have ranked in the second quartile of its Peer Group.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to establish a performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration Multi-Sector Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration Multi-Sector Bond Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT DURATION MULTI-SECTOR BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	SDMAX	SDMCX	SDMQX	SDMZX
CUSIP	74440B876	74440B868	74440B850	74440B843

MF219E    0286095-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2015 and October 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $116,500 and $116,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(c) Tax Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(d) All Other Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2015 and 2014. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2015 and 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 17

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2015